1933 Act Registration No. 333-103454

1940 Act Registration No. 811-08289

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 4	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 17	☒

THRIVENT VARIABLE LIFE ACCOUNT I

(Exact name of trust)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 FOURTH STREET SOUTH

MINNEAPOLIS, MN 55415

(Address of Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: 612-340-7215

James M. Odland

Vice President of

THRIVENT FINANCIAL FOR LUTHERANS

625 FOURTH STREET SOUTH

MINNEAPOLIS, MN 55415

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2007 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Financial for Lutherans

Prospectuses

Flexible Premium Variable Life Insurance

May 1, 2007

Thrivent Variable Life Account I
Thrivent Series Fund, Inc.

THRIVENT VARIABLE LIFE ACCOUNT I

PROSPECTUS

FOR

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415
Telephone: (800) 847-4836	Telephone: (800) 847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This prospectus describes the flexible premium variable life insurance Contract offered by Thrivent Financial for Lutherans to persons who are eligible for Thrivent Financial membership. The Contract is a long-term investment designed to provide significant life insurance benefits. This prospectus provides basic information that you should know before purchasing the Contract. You should consider the Contract in conjunction with other insurance you own. Replacing your existing life insurance policy with this Contract may not be to your advantage. It also may not be to your advantage to finance the purchase or maintenance of this Contract through a loan or through withdrawals from another insurance policy.

We allocate premiums based on your designation to one or more Subaccounts of Thrivent Variable Life Account I (the “Variable Account”) or the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (“Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each Portfolio of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios of the Fund:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc. and Transamerica Investment Management, LLC)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio

Thrivent Large Cap Growth Portfolio II

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Real Estate Securities Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal, tax risks, and Contract lapse.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. We have not authorized anyone to provide you with information that is different. The Prospectus is valid only when accompanied or preceded by the current prospectus of the Thrivent Series Fund, Inc.

The date of this Prospectus is May 1, 2007.

(This Page Intentionally Left Blank)

DEFINITIONS

Accumulated Value: The total value of the Contract. Accumulated Value equals the sum of the Subaccounts, the Fixed Account, the DCA Fixed Account and the Loan Account.

Accumulation Unit: A unit of measure used to calculate the Accumulated Value in each Subaccount of the Variable Account.

Accumulation Unit Value: On any Valuation Date, the value of the Accumulation Unit of each Subaccount of the Variable Account.

Attained Age: Attained Age on any day is the Insured’s age on the Contract Anniversary on or immediately prior to that day.

Automatic Asset Rebalancing: An elective feature of the Contract that provides an automatic rebalancing of Accumulated Values of Subaccounts in accordance with your previously established rebalancing percentages.

Beneficiary: The person(s) named by the Contract Owner to receive the Death Proceeds under the Contract. A Beneficiary need not be a natural person.

Cash Surrender Value: The Accumulated Value of the Contract less any applicable decrease charges and outstanding loan balances and any deferred monthly deductions.

Commuted Value: The present value of any remaining future payments for the rest of the guaranteed payment period.

Contract: The flexible premium variable life insurance Contract offered by us, (Thrivent Financial) and described in this prospectus. The Contract consists of the Contract, any additional riders or benefits, amendments, endorsements, the application and the articles of incorporation and bylaws.

Contract Anniversary: The same date in each succeeding year as the Issue Date.

Contract Date: The later of the Issue Date or the date we receive in Good Order the first premium payment at our Service Center.

Contract Year: The 12-month period following the Issue Date or a Contract Anniversary. The Contract Year is always based upon the time elapsed since the Issue Date.

DCA Fixed Account: You establish this account only when you set up the Dollar Cost Averaging plan. Net Premiums are directed to this account for subsequent monthly transfers into Subaccounts according to your allocation instructions. The amount in the DCA Fixed Account is credited with an interest rate that is determined when the payment is received. It is not a Subaccount. The DCA Fixed Account is part of our General Account, which includes all of our assets other than those in any Variable Account. The DCA Fixed Account is included as part of the Accumulated Value of your Contract.

Death Benefit Guarantee: A Contract provision that guarantees that insurance coverage will not lapse if your Cash Surrender Value is not adequate to cover the current monthly deductions. There are two levels of Death Benefit Guarantees available: basic and enhanced. You must meet the premium requirements for one or both of the Death Benefit Guarantees for the Contract to remain in force in the event your Cash Surrender Value is not adequate.

Death Benefit Guarantee Premium: The minimum monthly premium required to keep the Death Benefit Guarantees in effect. Different combinations of age, gender, risk class, Face Amount, Death Benefit Option and additional benefits will result in different Death Benefit Guarantee Premiums.

Death Benefit Option: Either of the two methods used to determine the death benefit.

Death Proceeds: The amount paid upon the death of the Insured.

Dollar Cost Averaging: An elective program that systematically moves dollars from either the DCA Fixed Account or the Money Market Subaccount.

Face Amount: The amount of life insurance for which we issued the Contract. The Face Amount of your Contract may change, as described in your Contract.

DEFINITIONS

Fixed Account: A cash value accumulation option that credits an interest rate. The Fixed Account is part of our General Account. The Fixed Account is not a Subaccount.

Free Look Period: The period of time in which you have the right to cancel your Contract without a decrease charge (in most states, within 10 days of issue).

Fund: Thrivent Series Fund, Inc., the mutual fund described in a prospectus accompanying this prospectus, consisting of several Portfolios that underlie Subaccounts of the Variable Account.

General Account: The General Account includes all assets we own that are not in the Variable Account or any other Subaccount.

Good Order: Any request that is submitted with any and all required forms, information, authorization, and funds, received at our Service Center in Appleton, Wisconsin.

Insured: The person on whose life the Contract is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

Issue Age: The age of the Insured as of his or her last birthday on the Issue Date.

Issue Date: The date that establishes the Contract Anniversary, and the date as of which we begin to apply monthly deductions from your Accumulated Value.

Loan Account: If there is a loan against the Contract, we set up a Loan Account for you. The Loan Account is equal to the amount transferred from any Subaccount, Fixed Account and/or any DCA Fixed Account to secure the loan plus any interest credited.

Monthly Deduction Date: The date each month on which we deduct charges from Accumulated Value. These monthly deductions occur once each month on the nearest Valuation Date, on or preceding the day of the month which corresponds to the day of the month that we issued the Contract.

Net Premium: The amount invested in the Contract after a 5% charge is taken for sales expenses.

Owner: The person or entity who owns the Contract. The person may be the Insured or an employer, a trust or any other individual or entity specified in the application.

Service Center: Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: (800) 847-4836. E-mail: mail@thrivent.com.

Subaccount: A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Thrivent Financial: Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. Thrivent Financial is the issuer of the Contracts.

Thrivent Financial representative: A person who is appropriately licensed by state insurance department officials to sell the Contracts, and is a licensed registered representative of Thrivent Investment Management Inc.

Thrivent Investment Management: Thrivent Investment Management Inc., an indirect subsidiary of Thrivent Financial and a registered broker-dealer and investment adviser. It serves as principal underwriter of the Contracts.

Valuation Date: Any day upon which both the New York Stock Exchange is open for regular trading and we are open for business.

Valuation Period: The period from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account: Thrivent Variable Life Account I, a segregated asset account that is separate from our general account.

we, us, our: Thrivent Financial.

Written Request: A Written Request or notice signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content to us.

you, your: The Owner of the Contract.

CONTRACT BENEFITS/RISKS SUMMARY

This summary describes the Contract’s important benefits and risks. The sections in the prospectus following this summary discuss the Contract’s benefits and other provisions in more detail. For your convenience, we have provided Definitions at the beginning of this prospectus that define certain words and phrases used in this prospectus.

Contract Benefits

The Contract is a flexible premium variable life insurance contract. The Contract is built around its Accumulated Value. Accumulated Value changes every business day based upon the investment experience of the Portfolios underlying the Subaccounts or the amount of interest credited to the Fixed Account. Premiums increase Accumulated Value. Charges and cash you withdraw from the Contract decrease Accumulated Value. Your choice of the timing and amount of premiums you pay, investment options, and your use of partial surrender and loan privileges will influence the Contract’s performance. The choices you make will directly impact how long the Contract remains in effect, its tax status and the amount of cash available for use.

Death Benefit

We pay Death Proceeds to the Beneficiary upon receipt at our Service Center of due proof of death of the Insured. At the time of purchase, you must choose between two Death Benefit Options: the Level Death Benefit and the Variable Death Benefit. We will reduce the amount of any Death Proceeds payable by the amounts of any loans, unpaid loan interest and withdrawals.

Option 1 (Level Death Benefit Option). Under this option and before age 100, the death benefit is the greater of the Face Amount or the death benefit factor multiplied by Accumulated Value. The death benefit factor depends on the Insured’s Attained Age. The death benefit for this option generally remains level. On or after age 100, the death benefit equals the Accumulated Value.

Option 2 (Variable Death Benefit Option). Under this option and before age 100, the death benefit is the greater of the Face Amount plus Accumulated Value, or the death benefit factor multiplied by Accumulated Value. The death benefit factor depends on the Insured’s Attained Age. The death benefit for this option will vary over time. On or after age 100, the death benefit equals the Accumulated Value.

Death Benefit Guarantee

Two Death Benefit Guarantees are generally available at issue: a basic and an enhanced Death Benefit Guarantee. The Death Benefit Guarantee ensures that your Contract will remain in effect, even if the Cash Surrender Value is insufficient to pay the current monthly deductions, if the Death Benefit Guarantee requirements are met. (In some states, this feature is referred to as a “no-lapse guarantee.”) The basic Death Benefit Guarantee is in effect for at least five Contract Years and until the Insured reaches age 70 or 15 years from the Contract Issue Date, whichever is earlier, provided that you make timely payment of the required minimum premium amounts. The enhanced Death Benefit Guarantee is available for Contracts issued before age 70 and is in effect until the Insured reaches age 75. The enhanced Death Benefit Guarantee provides longer protection than the basic guarantee provided you make timely payment of the required minimum premium amount.

Access to Accumulated Value

Transfers. You may transfer Accumulated Value among the Subaccounts and the Fixed Account. You will not be charged for the first 12 transfers in a Contract Year. We will charge $25 for each additional transfer during a Contract Year. The minimum amount that may be transferred from a Subaccount, DCA Fixed Account or Fixed Account is $50, or if less, the total value in the Subaccount or the Fixed Account. There is no minimum amount that can be received by a Subaccount or Fixed Account. Transfers into the DCA Fixed Account are not permitted.

CONTRACT BENEFITS/RISKS SUMMARY

Electronic Payment Program. Under this program, you may make premium payments (or loan repayments) to your Contract on a regularly scheduled basis by having money automatically withdrawn from your checking or savings account, or other acceptable payment source, rather than being billed. To set up the electronic payment program, you may complete the applicable section on the application or, after the time of application, on the appropriate Thrivent Financial form.

Automatic Asset Rebalancing Program. The Automatic Asset Rebalancing program transfers your Contract’s Accumulated Value among Subaccounts (this excludes the Fixed Account) on a regular basis according to your instructions.

Dollar Cost Averaging Program. Dollar Cost Averaging allows you to make regular transfers of predetermined amounts from either your Money Market Subaccount or the DCA Fixed Account to any or all of the other Subaccounts. The Dollar Cost Averaging amount from the Money Market Subaccount must be at least $50. At the time you apply for the Contract, you may choose to use the DCA Fixed Account as the source account for Dollar Cost Averaging for 12 months. You may choose to use the Money Market Subaccount as the source account at any time and for any length of time.

Loans. You may borrow up to 90% (in most states) of the Accumulated Value of your Contract less any applicable decrease charge. Currently, we charge you an annual interest rate of 5% on the loan balance. The maximum annual interest rate is 5%. After the 10th Contract Year, you may borrow a portion of your Accumulated Value at an annual rate of 3% (preferred loan). For amounts that are left as collateral in the Loan Account we pay an annual rate of 3%. Loans may have tax consequences. See Federal Tax Matters. In your Contract, the discussion of the operation of the loan feature is described as a Loan Account. Loans are not available until the Contract has been in force for 60 days from the Issue Date.

Partial Surrenders. You may make a Written Request to withdraw part of your Accumulated Value. During each Contract Year, we deduct a $25 charge from the Accumulated Value for each partial surrender after the first one in the first 10 Contract Years. Decrease charges may apply if the partial surrender results in a decrease in Face Amount. Partial surrenders may have tax consequences.

Surrenders. At any time while the Contract is in force and the Insured is living, you may make a Written Request to surrender this Contract. A surrender may result in a decrease charge depending how long your Contract has been in force. A surrender may have tax consequences.

Premiums

Flexibility of Premiums. After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, you may schedule planned periodic premiums and then you will receive billing statements for the amount you select. You can choose to receive billing statements quarterly, semi-annually or annually. You also may choose to make pre-authorized automatic premiums using our electronic payments program. In most cases, you may make changes in the frequency and payment amounts at any time with adequate notice to our Service Center.

Free Look Provision. You have the right to examine and cancel your Contract by mailing or delivering notice of cancellation along with your Contract to our Service Center or to your Thrivent Financial representative no later than 10 days after you receive it. (Some states allow a longer period of time during which a Contract may be returned. Check your Contract for information about the length of the Free Look Period in your state.) The right to examine period begins when you receive your Contract. If you return your Contract and give written notice of cancellation during this period, we generally will mail a refund to you within seven days after we receive your Contract and written notice of cancellation. In most states, this refund will equal the sum of the Accumulated Value on the date the Contract is returned to us plus the premium expense charge that was charged upon issue and any monthly deduction that was made. In several other states the refund equals the premium paid.

CONTRACT BENEFITS/RISKS SUMMARY

The Contract

Ownership Rights. While the Insured is living and the Contract is in force, you, as the Owner of the Contract, may exercise all of the rights and options described in the Contract, subject to the terms of any assignment of the Contract. These rights include selecting and changing the Beneficiary, naming a successor Owner, changing the Face Amount of the Contract, and assigning the Contract.

Variable Account. The Variable Account is an investment account separate from the Fixed Account sometimes known as a separate account. You may direct the money in your Contract to any of the following Subaccounts of the Variable Account:

Thrivent Aggressive Allocation Subaccount

Thrivent Moderately Aggressive Allocation Subaccount

Thrivent Moderate Allocation Subaccount

Thrivent Moderately Conservative Allocation Subaccount

Thrivent Technology Subaccount

Thrivent Partner Small Cap Growth Subaccount

Thrivent Partner Small Cap Value Subaccount

Thrivent Small Cap Stock Subaccount

Thrivent Small Cap Index Subaccount

Thrivent Mid Cap Growth Subaccount

Thrivent Mid Cap Growth Subaccount II

Thrivent Partners Mid Cap Value Subaccount

Thrivent Mid Cap Stock Subaccount

Thrivent Mid Cap Index Subaccount

Thrivent Partner International Stock Subaccount

Thrivent Partner All Cap Subaccount

Thrivent Large Cap Growth Subaccount

Thrivent Large Cap Growth Subaccount II

Thrivent Partner Growth Stock Subaccount

Thrivent Large Cap Value Subaccount

Thrivent Large Cap Stock Subaccount

Thrivent Large Cap Index Subaccount

Thrivent Real Estate Securities Subaccount

Thrivent Balanced Subaccount

Thrivent High Yield Subaccount

Thrivent Diversified Income Plus Subaccount

Thrivent Income Subaccount

Thrivent Bond Index Subaccount

Thrivent Limited Maturity Bond Subaccount

Thrivent Mortgage Securities Subaccount

Thrivent Money Market Subaccount

Each Subaccount invests in one of the corresponding Portfolios listed on the first page of this Prospectus. Amounts in the Variable Account will vary according to the investment performance of the Portfolios in which the Subaccounts invest. There is no guaranteed minimum Subaccount Accumulated Value.

Fixed Account. You may place money in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so. The Fixed Account is part of our General Account.

DCA Fixed Account. If you elect this option in the application we transfer amounts from the DCA Fixed Account to Subaccounts according to your allocation instructions for a period of 12 months from the time the DCA Fixed Account is established. Dollars in the DCA Fixed Account earn at least 3% annual rate of return for the 12 months the Dollar Cost Averaging program is in place. The interest rate we pay is determined at the time you set up the DCA Fixed Account.

Loan Account. The Loan Account is the amount securing any loan you make. Amounts transferred to the Loan Account are invested with our General Account assets and kept separate from the other amounts in your Contract. The excess of amounts charged to the loan over amounts credited to the amount held as collateral for the loan is transferred to the Loan Account.

Accumulated Value. Accumulated Value is the sum of your amounts in the Subaccounts, the DCA Fixed Account, the Fixed Account and the Loan Account. Accumulated Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders, and loans).

CONTRACT BENEFITS/RISKS SUMMARY

Settlement Options. There are several ways of receiving proceeds under the death benefit and surrender provisions of the Contract, other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Variable Account. The minimum amount we will apply to a settlement option is $2,000.

Additional Benefits and Riders

We offer several optional insurance benefits and riders that provide additional benefits under the Contract. There is a charge associated with most of these insurance benefits and riders. Your Thrivent Financial representative can help you determine whether any of these benefits and riders is suitable for you.

Contract Risks

Investment Risk

The Contract is not suitable as a short-term investment vehicle. If you invest your Accumulated Value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and that the Accumulated Value will decrease. The assets in each Subaccount are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus. You could lose everything you invest and your Contract could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your Accumulated Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

If your monthly deductions exceed your Cash Surrender Value, your Contract may enter a 61-day (in most states) grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Contract generally will not lapse:

♦	if you make timely payment of the minimum premium amount required to keep your Death Benefit Guarantee in effect; or

♦

if you make a payment sufficient to cover the next two monthly deductions plus any additional amount necessary to bring your Cash Surrender Value to a positive balance before the end of the grace period. Subject to certain conditions, you may reinstate a lapsed Contract.

Tax Risks

We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, there is limited guidance under the federal tax law and some uncertainty about the application of the federal tax law to the Contract, particularly as it relates to Contracts on Insureds in the substandard risk class. Assuming that the Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value until there is a distribution from the Contract. In addition, assuming the Contract continues to qualify as a life insurance contract beyond age 100, you should not be deemed to be in constructive receipt upon attainment of age 100. Moreover, death benefits payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the death benefit.

Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment Contract (MEC) under federal tax laws. If a contract is treated as a MEC, then surrenders, partial surrenders, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before

CONTRACT BENEFITS/RISKS SUMMARY

you reach age 59 1/2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax.

You should consult a qualified tax advisor for assistance in all Contract-related tax matters.

Surrender and Partial Surrender Risks

A decrease charge applies during the first 10 Contract Years after the Issue Date and for 10 years after each increase in Face Amount. It is possible that you will receive no Cash Surrender Value if you surrender your Contract in the first few Contract Years. You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Contract to meet long-term financial goals. The Contract is not suitable as a short-term investment.

Even if you do not ask to surrender your Contract, decrease charges may play a role in determining whether your Contract will lapse (terminate without value). This is because decrease charges affect the Cash Surrender Value, a measure we use to determine whether your Contract will enter a grace period (and possibly lapse). See Risk of Lapse above.

A partial surrender will reduce Accumulated Value, death benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If you select a level Death Benefit Option, a partial surrender also will generally reduce the Face Amount of the Contract.

A surrender or partial surrender may have tax consequences.

Loan Risks

A Contract loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral. This loan collateral does not participate in the investment performance of the Subaccounts.

We reduce the amount we pay on the Insured’s death by the amount of any indebtedness. Your Contract may lapse (terminate without value) if your indebtedness reduces the Cash Surrender Value to less than zero.

A loan will reduce your Cash Surrender Value, Death Proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio in which the Subaccounts invest may be found in the Fund’s prospectus. Please refer to the prospectus for the Fund for more information. There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. If the amount of a charge varies depending on the owner’s or the Insured’s individual characteristics (such as age, gender or risk class), the tables below show the minimum and maximum charges we assess under the Contract across the range of all possible individual characteristics, as well as the charges for a specified typical owner. These charges may not be representative of the charges you will actually pay under the Contract.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value among the Subaccounts and the Fixed Account.

Transaction Fees

Charge	When Deducted	Amount Deducted

Premium Expense Charge	Upon receipt of each premium paid	5% of each premium payment

Premium Tax Charge	Not applicable[1]	Not applicable

Decrease Charge[2] under the base Contract or following an increase in Face Amount:
Minimum and Maximum Charge	Upon surrender, lapse, decrease in the Face Amount, a partial surrender or a change in Death Benefit Option that results in a decrease in Face Amount during the first 10 Contract Years	During the first Contract Year, $2.16 to $47.23 per $1,000 of decrease in Face Amount

Charge for a male Insured, Issue Age 40, in the preferred nontobacco risk class with a Face Amount Increase of $150,000, in the first Contract Year	Upon surrender, lapse, decrease in the Face Amount or a partial surrender that results in a decrease in Face Amount during the first 10 Contract Years	$14.72 per $1,000 of decrease in Face Amount

1 We are not currently subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them.

2 The decrease charge remains level for the first five years of the Contract (or during the first five years following an increase in Face Amount), and then decreases each Contract Year to zero by the end of year 10 (and to zero by the end of the 10th year following an increase in Face Amount). Decrease charges depend on the Insured’s Issue Age, gender (in most states), amount of decrease in Face Amount, risk class and duration of the Contract. The decrease charges shown in the table may not be representative of the charges you will pay. For decreases in Face Amount or partial surrenders that result in a decrease in Face Amount during the first 10 Contract Years (or first 10 Contract Years following an increase in Face Amount), we calculate the amount of the decrease charge at the time of the decrease or surrender. Your Contract’s declarations page will indicate the decrease charges applicable to your Contract, and more detailed information concerning your decrease charges is available on request from our Service Center at (800) 847-4836.

FEE TABLES

Transaction Fees, cont.

Charge	When Deducted	Amount Deducted

Partial Surrender Charge	Upon partial surrender[3]	$25 per withdrawal

Transfer Charge	Upon transfer[4]	$25 per transfer

Accelerated Death Benefit	On exercise of benefit	$150

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Deducted	Amount Deducted (Annualized)

Cost of Insurance[5]
Minimum and Maximum Charge	On Issue Date and monthly thereafter.	$0.15 to $999.96 per $1,000 of amount at risk[6]

Charge for a male Insured, Issue Age 40, in the preferred non-tobacco risk class with a Face Amount of $150,000, in the first Contract Year	On Issue Date and monthly thereafter.	$2.28 per $1,000 of amount at risk

Mortality and Expense Risk Charges A tiered charge based on Subaccount Accumulated Value up to $25,000	On Issue Date and monthly thereafter.	During the first 10 Contract Years, a maximum annual rate of 1.10% of the Subaccount Accumulated Value within this range[7]

Administrative Charge	On Issue Date and monthly thereafter.	$90 for juveniles, $108 for adults

3 The charge is applicable during the first 10 Contract Years for each partial surrender in excess of one per Contract Year. After the 10th Contract Year there will not be a surrender charge.

4 We do not assess a transfer charge for the first twelve transfers made each Contract Year.

5 Cost of insurance charges depend on the Insured’s Issue Age, gender (in most states), amount at risk, Face Amount, risk class and duration of the Contract. The cost of insurance charges shown in the table are extremes and may not be representative of the charges you will pay. Your Contract’s declarations page will indicate the cost of insurance charges applicable to your Contract, and more detailed information concerning your cost of insurance charges is available on request from our Service Center at (800) 847-4836.

6 The amount at risk is equal to the death benefit divided by 1.0024663, then less the Accumulated Value on the date the charge is deducted.

7 After the 10th Contract Year the maximum annual rate drops to 0.90% of the Subaccount Accumulated Value. For Subaccount Accumulated Values in excess of $25,000 up to $100,000, the maximum annual rate is 1.00% dropping to 0.80% after the 10th Contract Year. For Subaccount Accumulated Values in excess of $100,000, the maximum annual rate is 0.90% dropping to 0.70% after the 10th Contract Year. This is a tiered charge.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)

Loan Interest	On the monthly anniversary after a loan is taken and monthly thereafter	5% on loan balance[8]

Preferred Loan Interest	On the monthly anniversary after a loan is taken and monthly thereafter	3% on loan amount taken after the 10th Contract Year[9]

Additional Benefit Charges:[10]
Accidental Death Benefit
Minimum and Maximum Charge	On the rider Issue Date and monthly thereafter until the Insured’s Attained Age 70	$0.36 to $2.88 per $1,000 of rider coverage amount

Charge for a male Insured, Issue Age 40, in the standard risk class with a Face Amount/rider coverage amount of $150,000, in the first Contract Year	On the rider Issue Date and monthly thereafter until the Insured’s Attained Age 70	$0.60 per $1,000 of rider coverage amount

8 You may borrow up to an amount such that the total loan amount does not exceed 90% of the Accumulated Value less decrease charges at the time of the loan request. Loans are not available until the expiration of the Free Look Period.

9 Loan amounts may not exceed 10% of the Cash Surrender Value each Contract Year for this preferred rate to apply. Any subsequent loans may not increase the sum of the preferred loans on the Contract to no more than 60% of the amount by which the Accumulated Value exceeds the decrease charge on the date the loan is taken.

10 Charges for the Accidental Death Benefit, Term Life Insurance Benefit, Applicant Waiver Benefit, Child Term Life Insurance Benefit, Disability Waiver Benefit, Guaranteed Increase Option Benefit, and Spouse Term Life Insurance Benefit may vary based on the Insured’s attained age or Issue Age, gender, risk class, Face Amount, amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your Contract’s declaration page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available on request from our Service Center at (800) 847-4836. Before you purchase a Contract, we will provide you personalized illustrations of your future benefits under the Contract, based upon the Insured’s age, gender, risk class, death benefit option chosen, Face Amount and riders requested.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Term Life Insurance Benefit
Minimum and Maximum Charge	On the rider Issue Date and monthly thereafter until the end of the 30th Contract Year	$0.21 to $999.96 per $1,000 of rider coverage amount

Charge for a male Insured, Issue Age 40, in the preferred nontobacco risk class with a Face Amount/rider coverage amount of $150,000, in the first Contract Year	On the rider Issue Date and monthly thereafter until the end of the 30th Contract Year	$1.29 per $1,000 of rider coverage amount
Applicant Waiver of Selected Amount Benefit Charge
Minimum and Maximum Charge	On the rider Issue Date and monthly thereafter until the Insured’s Attained Age 21	5% to 195% of all monthly deductions[11]

Charge for an Insured, Issue Age 0 and applicant age 30, in the standard risk class, in the first Contract Year.	On the rider Issue Date and monthly thereafter until the Insured’s Attained Age 21	6% of all monthly deductions[11]
Child Term Life Insurance Benefit	On the rider Issue Date and monthly thereafter until the child’s age 25	$5.40 per $1,000 of rider coverage amount
Cost of Living Adjustment Benefit		No charge for this benefit[12]

11 Monthly deductions include cost of insurance, benefit rider, administrative, and mortality and expense risk charges.

12 This benefit will result in annual increases in Face Amount, which will result in increases in your overall cost of insurance deductions.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Disability Waiver of Monthly Deduction Benefit
Minimum and Maximum Charge	On the rider Issue Date and monthly thereafter until the Insured’s Attained Age 65	4.8% to 195.5% of all monthly deductions[11]

Charge for a male Insured, Issue Age 40, in the preferred nontobacco risk class with a Face Amount/rider coverage amount of $150,000, in the first Contract Year	On the rider Issue Date and monthly thereafter until the Insured’s Attained Age 65	7.7% of all monthly deductions[11]
Disability Waiver of Selected Amount Benefit
Minimum and Maximum Charge	On the rider Issue Date and monthly thereafter until the Insured’s Attained Age 65	1.9% to 98% of the selected monthly premium amount[13]

Charge for a male Insured, Issue Age 40, in the preferred nontobacco risk class with a Face Amount/rider coverage amount of $150,000, in the first Contract Year	On the rider Issue Date and monthly thereafter until the Insured’s Attained Age 65	3.7% of the selected monthly premium amount[13]
Guaranteed Increase Option Benefit
Minimum and Maximum Charge	On the rider Issue Date and monthly thereafter until the Insured’s Attained Age 43	$0.36 to $2.52 per $1,000 of rider coverage amount

Charge for an Insured, Issue Age 0	On the rider Issue Date and monthly thereafter until the Insured’s Attained Age 43	$0.36 per $1,000 of rider coverage amount

11 Monthly deductions include cost of insurance, benefit rider, administrative, and mortality and expense risk charges.

13 Any amount selected by the Contract Owner at issue between a pre-defined range. The minimum amount is the basic Death Benefit Guarantee Premium amount and the maximum amount is the guideline level premium as described under the Internal Revenue Code.

FEE TABLES

Periodic Charges Other Than Fund Operating Expenses, cont.

Charge	When Deducted	Amount Deducted (Annualized)
Spouse Term Life Insurance Benefit
Minimum and Maximum Charge	On the rider Issue Date and monthly thereafter until the earlier of the Insured’s or spouse’s death or divorce, or the end of the 30th Contract Year	$0.21 to $999.96 per $1,000 of rider coverage amount

Charge for a female Insured, Issue Age 40, in the preferred nontobacco risk class with a Face Amount/rider coverage amount of $150,000, in the first Contract Year	On the rider Issue Date and monthly thereafter until the earlier of the Insured’s or spouse’s death or divorce, or the end of the 30th Contract Year	$1.17 per $1,000 of rider coverage amount

The next item shows the minimum and maximum total operating expenses charged by the Portfolios of the Fund that you may pay periodically during the time that you own the Contract. Operating expenses include management fees and other expenses and may be higher or lower in the future. More detail concerning each Portfolio’s fees and expenses is contained in the attached Fund prospectus.

	Minimum	Maximum
Total Annual Fund Operating Expenses[14]
(expenses that are deducted from Fund assets, including management fees and other expenses):	0.36%	1.12%

14 Thrivent Financial has agreed to voluntarily reimburse certain expenses associated with the Portfolios. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.35% to 1.02%. The reimbursements may be discontinued at any time.

THRIVENT FINANCIAL FOR LUTHERANS AND THE FIXED ACCOUNT

Thrivent Financial for Lutherans (Thrivent Financial)

We are a not-for-profit, non-stock, membership organization operating under the laws of the State of Wisconsin. We are licensed to do business as a fraternal benefit society in all states. Thrivent Financial is the largest fraternal benefit society in the United States. The organization provides insurance coverage, financial products and services, and fraternal benefits to help enhance the lives of our members. We operate under the Articles of Incorporation and Bylaws of Thrivent Financial for Lutherans. Membership is open to Lutherans and their families, individuals employed by or associated with Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans and subject to our membership eligibility rules. Our members are joined together for insurance, education and volunteer opportunities. Our corporate office is 625 Fourth Avenue South, Minneapolis, Minnesota, 55415. Our Service Center is located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

Fixed Account and DCA Fixed Account

The Fixed Account is an investment option that provides a declared rate of interest. Unlike the Subaccounts of the Variable Account, the performance of the Fixed Account does not rely on the performance of the financial markets. We credit interest daily on amounts in the Fixed Account. Interest accrues on amounts allocated or transferred to the Fixed Account from the date of allocation or transfer.

The DCA Fixed Account is an account to which you direct an amount to be transferred on a monthly basis for 12 months. You establish the DCA Fixed Account at the time of application. Like the Fixed Account above, we credit interest daily on amounts in the DCA Fixed Account.

The Fixed Account and DCA Fixed Account are part of our General Account. The General Account consists of all assets owned by Thrivent Financial other than those segregated in any Variable Account. Subject to applicable law, we have sole discretion over the investment of the General Account assets. You do not share directly in the investment returns of those assets. Instead, each quarter, we will declare an effective annual interest rate for the Fixed Account. We guarantee that the effective interest rate will never be less than 3% annually. We may credit interest at a rate in excess of 3% per year. The interest rate credited on the DCA Fixed Account is determined at the time the DCA Fixed Account is established. The interest rate will be effective for 12 months and is guaranteed to be at least 3%.

The Fixed Account has not been registered under the Securities Act of 1933 (1933 Act), and the Fixed Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account option and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Maintenance of Solvency

This provision applies only to values in the General Account.

If our reserves for any class of Contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. You may make the extra payment by an equivalent reduction in benefits or a payment in cash. If you do not make the extra payment within 60 days from the date we notify you of your share of the deficiency, the amount will be charged as a loan against the Contract with an annual interest rate of 5%. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any Owner, Beneficiary, or collateral assignee under the Contract.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Variable Account

Thrivent Variable Life Account I is a segregated asset account established by the Board of Directors of Thrivent Financial (then, Aid Association for Lutherans) on May 8, 1997 pursuant to the laws of the State of Wisconsin. The account meets the definition of “separate account” under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 Act). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

The Variable Account is divided into Subaccounts. Net Premiums flow through the Contract to either the Variable Account or the Fixed Account according to your instructions. From the Variable Account, the Net Premium flows to the Subaccounts in the amounts or percentages you allocate. In turn, the Subaccounts invest in shares of one of the corresponding Portfolios of the Fund. We describe these Portfolios and their investment objectives below. Net Premiums are allocated to a Subaccount, and the resulting Accumulated Value will increase or decrease based on the investment experience of that Subaccount’s corresponding Portfolio. We make no assurance that the Portfolios will meet their investment objectives. You bear all the investment risk for premiums allocated to the Subaccounts.

We own the assets of the Variable Account and keep them legally segregated from the assets of the General Account. The assets of the Variable Account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other Contract liabilities with respect to the Variable Account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The assets of the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct, except to the extent that the assets of the Variable Account exceed the reserves and other Contract liabilities of the Variable Account arising under the Contracts supported by the Variable Account. We are obligated to pay all amounts promised to you under the Contract.

Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

♦	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;

♦	Substitute shares of another Portfolio, which may have different fees and expenses, for shares of a Subaccount at our discretion;

♦	Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;

♦	Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;

♦	Combine the Variable Account with other Variable Accounts, and/or create new Variable Accounts;

♦	Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and

♦	Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.

The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the Contract Owners, SEC and applicable state insurance departments. We will notify you of any changes.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.

If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute a different investment option for any of the current Portfolios. The substituted investment option may have different fees and expenses. However, before any such substitution, the approval of the Securities and Exchange Commission and applicable state insurance departments would be needed. You will be notified of any substitutions. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing Accumulated Value; 2) future payments; and 3) existing and/or future Owners. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.

In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.

We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.

The Fund

You may allocate Net Premiums to one or more of the Subaccounts. Each Subaccount of the Variable Account invests in shares of a corresponding Portfolio of the Fund. The Fund is a Minnesota corporation registered with the SEC under the 1940 Act as an open-end investment company commonly known as a mutual fund. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

Each Portfolio’s assets are held separate from the assets of other Portfolios, and each Portfolio has investment objectives and policies that differ from those of other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

The following table summarizes each Portfolio’s investment objective. There is no assurance that any Portfolio will achieve its stated objective. For example, during extended periods of low interest rates, the yields of a money market Subaccount may become extremely low and possibly negative.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Portfolio	Investment Objective
Thrivent Aggressive Allocation Portfolio	To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio	To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderate Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Moderately Conservative Allocation Portfolio	To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Technology Portfolio	To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Partner Small Cap Growth Portfolio	To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Thrivent Partner Small Cap Value Portfolio	To seek long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of smaller capitalization common stocks.

Thrivent Small Cap Stock Portfolio	To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Thrivent Small Cap Index Portfolio	To strive for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the index.

Thrivent Mid Cap Growth Portfolio	To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Mid Cap Growth Portfolio II	To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Partner Mid Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Mid Cap Stock Portfolio	To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Thrivent Mid Cap Index Portfolio	To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

Thrivent Partner International Stock Portfolio	To strive for long-term capital growth by investing primarily in foreign stocks.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Portfolio	Investment Objective
Thrivent Partner All Cap Portfolio	To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio	To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent Large Cap Growth Portfolio II	To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Thrivent Partner Growth Stock Portfolio	To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Thrivent Large Cap Stock Portfolio	To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Large Cap Value Portfolio	To achieve long-term growth of capital.

Thrivent Large Cap Index Portfolio	To strive for investment results that approximate the performance of the S&P 500®* Index by investing primarily in common stocks of the Index.

Thrivent Real Estate Securities Portfolio	To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Thrivent Balanced Portfolio	To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the Large Cap Index and the Bond Index Portfolios.

Thrivent High Yield Portfolio	To achieve a higher level of income through investment in a diversified portfolio of high yield securities (“junk bonds”) which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Thrivent Diversified Income Plus Portfolio	To seek to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of income-producing securities.

Thrivent Income Portfolio	To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Thrivent Bond Index Portfolio	To strive for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

Portfolio	Investment Objective
Thrivent Limited Maturity Bond Portfolio	To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio	To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Thrivent Money Market Portfolio	To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Fund, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

Each Portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain Portfolios may be similar to the investment objectives and policies of other Portfolios that we manage or sponsor or an affiliate of ours may manage or sponsor, we do not represent or assure you that the investment results will be comparable to any other Portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in Portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain Portfolios available only through the Contract may have names similar to portfolios not available through the Contract. The performance of a Portfolio not available through the Contract does not indicate performance of the similarly named Portfolio available through the Contract.

Before selecting any Subaccount, you should carefully read the accompanying prospectus for the Fund. You should periodically consider your allocation among Subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The prospectuses provide more complete information about the Portfolios of the Fund in which the Subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

Thrivent Financial is investment adviser to the Fund. Thrivent Financial is registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, Thrivent Financial determines which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the Portfolios. Thrivent Financial implements the investment program for the Portfolios consistent with each Portfolio’s investment objectives, policies and restrictions.

Shares of the Fund are sold to other Portfolios of the Fund, to other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws;

♦	Changes in federal income tax law;

♦	Changes in the investment management of the Fund, or

♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.

If we believe the responses of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. The Fund and Thrivent Financial have engaged the following investment subadvisers:

♦	Turner Investment Partners, Inc. and Transamerica Investment Management, LLC serve as subadvisers for Thrivent Partner Small Cap Growth Portfolio.

♦	T. Rowe Price Associates, Inc. serves as subadviser for the Thrivent Partner Small Cap Value Portfolio and the Thrivent Partner Growth Stock Portfolio.

♦	Goldman Sachs Asset Management, L.P. serves as subadviser for Thrivent Partner Mid Cap Value Portfolio.

♦	Mercator Asset Management, LP and Principal Global Investors, LLC serve as subadvisers for Thrivent Partner International Stock Portfolio.

♦	Pyramis Global Advisors, LLC serves as subadviser for the Thrivent Partner All Cap Portfolio.

The Fund and Thrivent Financial pay each of the above subadvisers an annual fee for its subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Voting Privileges

All of the assets held in the Subaccounts are invested in shares of the corresponding Portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from Contract Owners. The Contract Owner will have instruction rights with respect to Portfolio shares attributable to the Contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the Portfolio shares in our own right, we may do so.

Any Portfolio shares for which we do not receive timely voting instructions, or which are not attributable to Contract Owners will be represented at the meeting and voted by us in proportion to the instructions received.

THE CONTRACT

We issue Contracts to applicants who are age 16 or older who become benefit members of Thrivent Financial. We also issue Contracts when the proposed Insured is younger than age 16, but is otherwise eligible for benefit membership.

Typically, the applicant of the Contract is the Owner and Insured of the Contract. While the Insured is alive, the Owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. The Insured becomes a benefit member of Thrivent Financial upon our approval of the membership application, unless otherwise indicated in the application.

For a Contract where the Insured and Owner of the Contract is younger than age 16 (juvenile), an adult must apply on behalf of the Insured in this case and retain control over the Contract. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile Insured. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

After the juvenile Insured attains age 16, control will transfer to the Insured on the earlier of:

♦	the Contract Anniversary after the Insured’s 21st birthday;

♦	the date on which the adult controller transfers control to the Insured by giving us written notice; or

♦	the date of death of the adult controller.

If the person who has control of the Contract dies before the juvenile Insured attains age 16, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Insured, we may transfer control of the Contract to some other eligible person according to our bylaws.

Applying for a Contract

We sell the Contract through our Thrivent Financial representative who also are registered representatives of Thrivent Investment Management Inc. To apply for a Contract please contact your Thrivent Financial representative. You can locate your Thrivent Financial representative by calling (800) 847-4836 or visiting our Web page at www.thrivent.com.

Purchasing a Contract

In order to purchase a Contract, you must submit a completed application and an initial premium to us at our Service Center through any Thrivent Financial representative. We will begin processing your request to purchase a Contract when we receive the application in Good Order.

In general, we may issue Contracts on Insureds up to age 80 to persons who are eligible for membership in Thrivent Financial. Membership is open to Lutherans and their families and to non-Lutherans who are employed by or are associated with Lutheran organizations. The minimum Face Amount will vary depending upon your age. For ages 17 and under, the minimum issue amount is $25,000. For ages 18 to 50, the minimum amount is $100,000. For ages 51 to 80, the minimum amount is $50,000 (minimum ages and issue amounts may vary when issued to an Insured in a substandard risk class and in certain states). We require proof of insurability, which may include a medical examination. We offer people who do not use tobacco products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts to purchase this Contract. You should compare your existing insurance and this Contract carefully. You should replace your existing insurance only when you determine that this Contract is better for you. You may have to pay a decrease charge on your existing insurance, and this Contract imposes a new decrease charge period. You should speak with your

THE CONTRACT

financial professional or tax advisor to determine whether the exchange of an existing insurance policy for this Contract will be a tax-free exchange. If you surrender your existing insurance policy for cash and then purchase this Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. If the premium is coming from the issuer of your existing insurance policy, the issuance of this Contract may be delayed.

When Insurance Coverage Takes Effect

No insurance will take effect unless and until all of the following conditions are present and satisfied during the lives of all persons to be insured: (a) the Contract has been issued and delivered to you; (b) the first full premium has been paid; and (c) the health of all persons to be insured remains as stated in the application. We begin to deduct monthly deductions from your Accumulated Value on the Contract Date. Monthly deductions apply as of the Issue Date.

Free Look Provision

Your Contract provides for an initial Free Look Period. You, as the Owner, have the right to cancel your Contract within 10 days after you receive it. (Some states allow a longer period of time during which a Contract may be cancelled.) To cancel your Contract you may either:

♦	deliver or mail your Contract along with a Written Request to your Thrivent Financial representative, or

♦	deliver or mail your Contract along with a Written Request to cancel to the Service Center.

Generally within seven days after we receive your request for cancellation, we will cancel the Contract and send you a refund.

We will refund to you an amount equal to the Contract’s Accumulated Value plus premium expense charge and any monthly deduction made. To determine the amount to refund, we will use the Accumulation Unit Value as of the date of the returned Contract or notification of cancellation is received by us. This amount may be different than the premium you paid depending upon the investment experience of the Subaccount(s) you selected. In some states the amount we refund under the free look provision is the sum of premiums you paid. We may postpone payment of the refund under certain conditions.

Ownership Rights

The Contract belongs to the Owner named in the application. While the Insured is living, the Owner may exercise all of the rights and options described in the Contract. The Owner is the Insured unless the application specifies another person as the Insured, or the Owner is changed after issue. If the Owner is not the Insured and dies before the Insured, ownership of the Contract will pass to the Owner’s estate, unless a successor Owner has been designated. To the extent permitted by law, Contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

The Contract Owner may name a Beneficiary to receive the Death Proceeds payable under the Contract. If the Beneficiary is not living on the date payment is due or if no Beneficiary has been named, then the Death Proceeds will be paid to the Owner or, if the Insured is the Owner, to the Insured’s estate.

The Contract Owner may change the Beneficiary by giving a Written Request while the Insured is living. The Written Request must be received by the Service Center and approved before it will be effective. The effective date of the change will be the date the Owner signs the Written Request or, if the Written Request is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we received the Written Request.

Modifying the Contract

No representative of Thrivent Financial except the president or the secretary may change any part of the Contract.

THE CONTRACT

Death and Surrender

Your Contract will terminate if the Insured dies or if you surrender the Contract.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This prospectus provides a general description of the Contracts. Your actual Contract and any riders are the controlling documents. If you would like to review a specimen copy of the Contract and riders, contact our Service Center. Contracts may not be available in all states.

PREMIUMS

Initial Premium

You may allocate your premium to any Subaccount of the Variable Account and/or the Fixed Account. If your application is in Good Order and we approve your application, we will allocate your initial premium to your chosen Subaccounts, DCA Fixed Account and/or Fixed Account as of the Contract Date. If we determine the application and corresponding materials are not in Good Order, we will contact you. When we contact you, we will inform you of any information or further materials that we require to issue the Contract. When we make such requests, we will request you to provide us with any such information or materials within a certain period. If we do not receive the necessary information or materials within that period, we will retire your application and return your premium payment.

We will issue your Contract if you meet all underwriting and other requirements. We issue Contracts only on a Valuation Date between the 1st and the 28th of any month. New Contracts that would otherwise receive an Issue Date of the 29th through the 31st of any month will instead be given an Issue Date of the first Valuation Date in the following month.

The initial premium must be an amount sufficient for the basic Death Benefit Guarantee Premium. For the initial premium, we will deduct a 5% premium expense charge for sales expenses from the premium. We call the remainder of the premium the “Net Premium.” Net Premiums are the amounts allocated among the various investment options. Each subsequent premium is subject to this premium charge.

Your allocation must be in whole percentages and total 100%. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in Good Order. You may change your allocation percentages for future payments at any time.

Flexible Premiums

This Contract is a flexible premium contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. All premium payments must be in U.S. dollars drawn on a U.S. bank. We do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you choose to pay on a regular basis. We will send you billing statements for an amount you select. You can choose quarterly, semi-annual or annual statements. You may also choose to make pre-authorized automatic premiums using our electronic payment program. In most cases, you may make changes in frequency and payment amounts at any time with adequate notice.

We recommend that you pay at least the basic Death Benefit Guarantee Premium to protect your Contract from lapsing. Paying this minimum premium amount ensures that your Contract will not lapse if the Cash Surrender Value is not sufficient to pay the monthly

PREMIUMS

deductions during any period of adverse investment returns. See Death Benefit Guarantee. In certain circumstances, a premium payment may cause the Contract to be characterized as a Modified Endowment Contract. See Federal Tax Matters. You should discuss the amount and frequency of your premiums with your Thrivent Financial representative.

Net Premiums & Premium Allocation

We deduct from each premium a 5% premium expense charge for sales expenses. The remainder of the premium is the “Net Premium.” Net Premiums are the amounts we direct to the various Subaccounts and/or Fixed Account according to your allocation instructions.

We allocate Net Premiums according to the premium allocation percentages you chose at the time of application unless you instruct us otherwise. Your allocation must be in whole percentages and total 100%. We will allocate your premium according to your allocation instructions on your application or most recent allocation instructions on file. If you do not designate premium allocation percentages, we will treat your allocation request as not in Good Order.

If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date. See Definitions for “Valuation Date.”

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. We will not purchase or redeem any Accumulation Units on any days that Thrivent Financial is not open for business.

Electronic Payment Program

One of our electronic payment programs allows you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. Under this plan, we draw from your account on the date you select and we will allocate premiums to the Subaccount(s) or Fixed Account according to your instructions. However, if the purchase date you have chosen falls on a weekend (or holiday) in any given month, we will treat your order as being received by us on the immediately preceding business day. To set up the electronic payment program you may complete the applicable section on the application or, after the time of application on the appropriate Thrivent Financial form.

Limits

We reserve the right to:

♦	limit the number and amount of premiums; and

♦	refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.

In addition to excluding life insurance death benefits from the Beneficiary’s gross income, the Internal Revenue Code also excludes increases in Accumulated Value prior to receipt from the income of the Contract Owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the Accumulated Value be limited to a certain percentage of the death benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded.

In the event of a reduction in the Face Amount, or other changes to the Contract which cause the premiums paid or the Accumulated Value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, we will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.

CONTRACT VALUES

Accumulated Value

On the Contract Date, the Accumulated Value is the first Net Premium less any monthly deductions. After the Contract Date, Accumulated Value is equal to the sum of the Accumulated Values in the Contract’s Subaccounts, DCA Fixed Account, Fixed Account and Loan Account and may change daily.

The Accumulated Value of your Contract, at any one time, is determined by: multiplying the total number of Accumulation Units for each Subaccount by its appropriate current Accumulation Unit Value; adding together the resulting values of each Subaccount; and adding any Accumulated Value in the Fixed Account, DCA Fixed Account and the Loan Account.

While loans are not deducted from Accumulated Value, loans do reduce the amount you would receive upon surrender of your Contract and the amount available to pay charges. Loans do not share in the investment performance of the Subaccounts and accrue interest charges which may result in less interest credited to your Contract than if the amounts were allocated to the Fixed Account.

Over the life of your Contract, many factors determine its Accumulated Value. They include:

♦	premiums paid;

♦	the investment experience of the Subaccounts;

♦	interest credited to the Fixed Account, DCA Fixed Account and Loan Account;

♦	loans taken and loan repayments;

♦	interest charged for any loans taken;

♦	partial surrenders taken; and

♦	charges and deductions taken.

Because a Contract’s Accumulated Value is based on the variables listed above, it cannot be predetermined. Accumulated Value in the Subaccounts will largely be determined by market conditions and investment experience of the underlying Portfolios. The Owner will bear all such risk.

Amounts held in the Fixed Account, including the DCA Fixed Account, are invested with our General Account assets. Interest will be credited on net premiums allocated to the Fixed Account and on Accumulated Value transferred to the Fixed Account from the date of allocation or transfer. Interest is compounded daily and the effective annual interest rate will never be less than at 3% and is subject to the Contract charges and deductions. There is no guaranteed minimum Accumulated Value for any Subaccount.

Fixed Account Accumulated Value

The Fixed Account Accumulated Value reflects Net Premiums allocated to the Fixed Account, transfers of Accumulated Value to or from the Subaccounts, interest credited, partial surrenders and any deductions. Each day the Accumulated Value in the Fixed Account will change based upon these factors. See the Contract for further detail.

DCA Fixed Account

The DCA Fixed Account accumulation value reflects the Net Premium directed to fund the account to establish the Dollar Cost Averaging program. The periodic transfers reduce the account monthly for 12 months. If the DCA Fixed Account election is cancelled before the end of the 12-month period, we transfer any remaining value to the Money Market Subaccount and the DCA Fixed Account is depleted.

Loan Account

You establish the Loan Account when you take out a loan. The amount used to secure the loan is transferred to the Loan Account. The Loan Account is affected by repayments, additional loans and interest credited to and charged against it. Each day the accumulation value in the Loan Account will change based on these factors.

CONTRACT VALUES

Variable Account Accumulated Value

Number of Accumulation Units

The number of Accumulation Units in any Subaccount may increase or decrease at the end of each Valuation Period. This fluctuation depends on the transactions that occur in the Subaccount during the Valuation Period. When transactions occur, the actual dollar amounts of the transactions are converted to Accumulation Units. The number of Accumulation Units is determined by dividing the dollar amount of the transaction by the Accumulation Unit Value of the Subaccount at the end of the Valuation Period during which the transaction occurs.

The number of Accumulation Units in a Subaccount increases when the following transactions occur during the Valuation Period:

♦	Net Premiums are allocated to the Subaccount; or

♦	Accumulated Value is transferred to the Subaccount from another Subaccount or from the Fixed Account; or

♦	repayment of loan amounts.

The number of Accumulation Units in a Subaccount decreases when the following transactions occur during the Valuation Period:

♦	Accumulated Value is transferred from the Subaccount to another Subaccount or to the Fixed Account, including loan transfers;

♦	surrenders, partial surrenders and decrease charges are taken from the Subaccount;

♦	monthly deductions or transfer charges are taken from the Subaccount; or

♦	any loan taken.

Accumulation Unit Value

For each Subaccount, the initial Accumulation Unit Value was set when the Subaccount was established. The Accumulation Unit Value may increase or decrease from one Valuation Period to the next.

The Accumulation Unit Value for a Subaccount for any Valuation Period is equal to:

♦	the net asset value of the corresponding Portfolio at the end of the Valuation Period;

♦	plus the amount of any dividend, capital gain or other distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period;

♦	plus or minus any cumulative credit or charge for taxes reserved which we determine has resulted from the operation of the Subaccount;

♦

divided by the total number of Accumulation Units held in the Subaccount at the end of the Valuation Period before any of the transactions, referred to in the Number of Accumulation Units subsection, have occurred.

Cash Surrender Value

The Cash Surrender Value is the total amount you will receive upon surrender of the Contract. It is equal to the Accumulated Value less any decrease charges and any outstanding loan principal and accrued interest and any deferred monthly deductions. The Cash Surrender Value changes daily, reflecting, among other things, increases and decreases in the value of the Portfolios in which the assets of the Subaccounts are invested and interest credited in the Fixed Account, DCA Fixed Account and Loan Account, and any interest charged against the Loan Account. It is possible for the Cash Surrender Value of your Contract to decline to zero because of unfavorable investment performance or outstanding loans.

You will be advised as to the number of Accumulation Units which are credited to the Contract, the current Accumulation Unit Values, Subaccount Accumulated Value, Fixed Account Accumulated Value, including DCA Fixed Account Accumulated Value and Loan Account Accumulated Value, the total Accumulated Value and the Cash Surrender Value at least annually.

DEATH BENEFITS

The primary reason to buy a life insurance Contract is for the death benefit it provides in the event of the Insured’s death. The Death Proceeds is the amount payable upon the death of the Insured. At the time of purchase, you must choose between two Death Benefit Options: Option 1 (Level Death Benefit Option) or Option 2 (Variable Death Benefit Option). We determine the amount payable as of the date of the Insured’s death depending on the Death Benefit Option chosen. Any loans, unpaid loan interest and any unpaid monthly deductions will reduce the Death Proceeds.

Option 1 (Level Death Benefit Option)

The death benefit for this option remains level, but in limited situations will vary. Prior to age 100, the death benefit is the greater of the Face Amount, or the death benefit factor multiplied by Accumulated Value. If you keep your Contract in force for several years and your Accumulated Value continues to increase, your death benefit may be increased by a death benefit factor. This factor helps to ensure that your death benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your Attained Age. Your Contract includes a table of the death benefit factors. On or after age 100, the death benefit equals the Accumulated Value.

You should consider the Level Death Benefit Option if:

♦	you do not expect your insurance needs to generally increase; or

♦	you wish to minimize your insurance costs.

In general, the level Death Benefit Option provides greater growth in Accumulated Value than the variable Death Benefit Option. By choosing the level Death Benefit Option, any increases in Accumulated Value reduce the actual risk amount and lower your cost of insurance.

Option 2 (Variable Death Benefit Option)

The Variable Death Benefit Option provides a death benefit that varies over time. Prior to age 100, the death benefit will be the greater of the Face Amount plus Accumulated Value, or the death benefit factor (described above) multiplied by Accumulated Value. The death benefit fluctuates correspondingly with your Accumulated Value. On or after age 100, the death benefit equals the Accumulated Value.

You should consider the variable Death Benefit Option if:

♦	you expect your insurance needs to increase, or

♦	you wish to have the potential for an increasing death benefit.

In general, the variable option provides a greater death benefit than the level option.

Changing Your Death Benefit Option

You may request to change your Death Benefit Option at any time before Attained Age 100. If we approve the change we will increase or decrease the Face Amount so your death benefit immediately after the change will be the same as immediately before the change.

If you change from the Level Death Benefit Option to the variable Death Benefit Option, we will reduce your Face Amount by the amount of Accumulated Value on the date the change takes place. We will not allow the change if it reduces your Face Amount below the minimum amount as defined on the schedule page of your Contract. If you change from the variable Death Benefit Option to the Level Death Benefit Option, your Face Amount increases. The increase is determined so your death benefit immediately after the change will be the same as immediately before the change.

There may be tax consequences when you change your Death Benefit Option. Please consult your tax advisor before making any such change.

Changing Your Face Amount

You select the Face Amount when you apply for the Contract. You may change the Face Amount by Written

DEATH BENEFITS

Request. We will not permit any change that would result in your Contract being disqualified as a life insurance Contract under Section 7702 of the Internal Revenue Code. Changing the Face Amount may have tax consequences and you should consult a tax advisor before doing so.

Increasing Your Face Amount

Subject to our underwriting guidelines and policies, you have the right to increase the Face Amount at any time on or before the Insured’s 80th birthday.

Any increase in Face Amount is subject to the following conditions:

♦	We must receive a written application at our Service Center.

♦	We require evidence of insurability which meets our standards.

♦	The increase amount must be for at least $25,000.

♦	The Cash Surrender Value must be sufficient to cover the monthly deduction on the effective date of the increase

Increases in your Face Amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as gender (in most states), risk class, age and the time elapsed since issue. The increase will be effective on the date shown on the supplemental Contract schedule we provide.

A new set of decrease charges will also apply to each increase in the Face Amount. We show these new charges on the supplemental Contract schedule page of your Contract.

Decreasing Your Face Amount

At any time before the Insured’s Attained Age 100, you have the right to decrease your Face Amount. Requirements for decreasing your Face Amount are:

♦	we must receive a Written Request at our Service Center;

♦	the Face Amount remaining in effect cannot be less than the minimum amount defined at issue on the schedule page; and

♦	premiums and Accumulated Value must be in compliance with Internal Revenue Code limits.

The decrease will become effective as of the Monthly Deduction Date on or following the date we receive the request at the Service Center. We will subtract the decrease first from any previous increases in the Face Amount, starting with the most recent, then as needed from the original Face Amount.

We subtract a decrease charge from the Accumulated Value if a decrease charge is in effect for that part of the Face Amount decreased. We show you the decrease charges applicable to you on the Table of Decrease Charges in your Contract.

A decrease in your Face Amount may cause your Contract to be classified as a Modified Endowment Contract and could have other tax consequences. Please consult your tax advisor before decreasing your Face Amount. See Federal Tax Matters.

Death Claims

In the event of the death of the Insured, we must receive written notice of death at our Service Center. Notice should include the Insured’s name and Contract number. A Thrivent Financial representative may assist in making such a claim.

As long as the Contract remains in force and Death Proceeds are payable, we will pay the Death Proceeds to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death.

Payment of Benefits

In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death or surrender may be

DEATH BENEFITS

placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the Variable Account. Contract Owners may select or change a settlement option prior to, or after, the Insured’s death. If you are the Contract Owner and the Insured, your Beneficiary may choose a settlement option at the time of making a claim for death benefits, unless you have chosen an option which does not allow the Beneficiary to change it. If no settlement option is selected, we will pay the proceeds in the form of a lump sum payment. The minimum amount that we will apply to a settlement option is $2,000. Additionally, the resulting payment must be at least $50. Once the Beneficiary chooses a settlement option, we will issue a Contract for that settlement option. In the settlement option Contract, we will reflect guaranteed payments, if any.

Settlement Options

Option 1: Interest

Under this settlement option, the proceeds are left with Thrivent Financial to accumulate interest. We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. You may withdraw all or part of the proceeds at any time.

Option 2: A Selected Amount of Income

With this settlement option the payee can choose to receive a fixed amount at regular intervals until the proceeds with interest have all been paid. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your Beneficiary chose to receive $1,000, paid annually, we would pay $1,000 annually until we pay out all of the remaining proceeds. The final payment may be smaller than prior payments.

We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. The payee may withdraw the Commuted Value of all remaining payments at any time. It the Commuted Value is withdrawn, we will make no further payments.

Option 3: A Specified Period

This option provides payments at regular intervals. The payee may choose a specified number of months or years, but may not choose a period exceeding the greater of 30 years or the payee’s life expectancy.

We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. The amount of interest we pay may be greater than the guaranteed amount. Unless the income election was irrevocable, the payee may withdraw the Commuted Value of any remaining payments at any time. If the Commuted Value is withdrawn, we will make no further payments.

Option 4: Life Payment

This settlement option is a form of annuity payment that continues until the payee’s death. The payee is the person receiving the income and upon whose life such payments are determined. We make payments to the payee at regular intervals during the annuitant’s life. Upon choosing this option, the payee also selects a guaranteed period of not more than 360 months or selects no guaranteed period at all. If the payee dies during the guaranteed payment period, payments will continue to a Beneficiary until the guaranteed payment period expires. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the payee receives would be higher if the annuitant chose no guaranteed payment period. However, the risk the payee takes is that he or she may die shortly after we issue the settlement agreement. The Contract would then terminate and all payments would cease.

The amount of the payments depends on the age and, where permitted, gender of the payee at the time we issue the payment Contract. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3% using the “Annuity 2000 Table” annuitant mortality table.

DEATH BENEFITS

Option 5: Joint & Survivor

This settlement option is another form of annuity payment or life income. In this case, there are two payees. The amount of payments are determined based on the lives of both of the payees. The payees may choose a guaranteed payment period of not more than 360 months, or may select no guaranteed payment period at all.

Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. The reduction factors are 0, 1/4, 1/3 and 1/2. We pay the reduced amount until the survivor annuitant’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated Beneficiary. The Beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the Contract terminates.

The amount of the payments depends on the age and, where permitted, gender of the annuitants at the time we issue the payment Contract. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option section of the Contract. These rates are based on a guaranteed effective annual interest rate of 3% using the “Annuity 2000 Table” annuitant mortality table.

We may also offer other payout options at our discretion.

Death Benefit Guarantee

A Death Benefit Guarantee ensures that your coverage will continue even if the Cash Surrender Value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the Death Benefit Guarantee Premium.

The Death Benefit Guarantee Premium is the minimum monthly premium required to keep your Death Benefit Guarantee in effect. We show your particular Death Benefit Guarantee Premiums in your Contract. The Death Benefit Guarantee Premium is calculated specifically for each Contract on the Issue Date. The Death Benefit Guarantee will vary by Issue Age, gender, Face Amount, Death Benefit Option, risk class and substandard ratings. The calculation determines a level premium amount such that the present value of the premiums is equal to the present value of expected charges on the Contract. The charges in the calculation include:

♦	the cost of insurance;

♦	the monthly administrative charge of $9 ($7.50 for Insureds Issue Age 17 and under);

♦	the percent of premium charge; and

♦	the charge for each additional benefit you choose.

Under the Contract, two Death Benefit Guarantees are generally available depending on the amount of your initial premium and Issue Age: the basic and the enhanced Death Benefit Guarantee. The basic Death Benefit Guarantee is available to you if you provide an initial premium payment that is at least the basic Death Benefit Guarantee Premium. The enhanced Death Benefit Guarantee is available to you if the Insured’s Issue Age is less than 70 and if you provide an initial premium payment that is at least the enhanced Death Benefit Guarantee Premium. Generally, the enhanced Death Benefit Guarantee provides a longer level of guarantee than the basic. The type of guarantee, the amount of the Death Benefit Guarantee Premium amount and termination date for the guarantee are shown on the schedule page of your contract. Termination of the Death Benefit Guarantee differs between the two as follows:

♦ Basic Death Benefit Guarantee	The earlier of the Contract Anniversary after age 70 or 15 Contract Years, but at least for 5 years.

♦ Enhanced Death Benefit Guarantee	The Contract Anniversary on or next after the Insured’s 75th birthday.

DEATH BENEFITS

Each month, we will determine if a Death Benefit Guarantee remains in effect. A Death Benefit Guarantee will remain in effect if, on each Monthly Deduction Date, the sum of all premiums paid and credited less any partial surrenders and loan amounts is greater than or equal to the sum of Death Benefit Guarantee Premiums for that guarantee since the contract Issue Date.

If this requirement is not met, we will notify you that an insufficiency has occurred. We will allow you 61 days to pay sufficient premiums or loan repayments to satisfy the Death Benefit Guarantee. If you do not pay the required premium, the Death Benefit Guarantee will expire and we will not reinstate it (in most states). However, this does not necessarily terminate your Contract. See Contract Lapse and Reinstatement.

If you change your Face Amount or riders, we will correspondingly change the Death Benefit Guarantee Premium. Any new Death Benefit Guarantee Premium applies from the effective date of the change.

Please note that the Death Benefit Guarantee will terminate automatically as determined by the type of Death Benefit Guarantee (described above). The termination date of the guarantee is listed on the schedule page of your Contract. After termination, the insurance coverage provided by the Contract will remain in force as long as your Cash Surrender Value is large enough to pay monthly deductions. See Contract Lapse and Reinstatement.

PARTIAL SURRENDERS AND SURRENDERS

To completely surrender your Contract and receive your Cash Surrender Value or to make a partial surrender, you must submit a Written Request to our Service Center. The surrender or partial surrender will not be processed until we receive your request in Good Order. You may obtain information as to a surrender or partial surrender by contacting your Thrivent Financial representative or calling our Service Center at (800) 847-4836. We do not accept telephone requests for surrenders.

You must have a Medallion Signature Guarantee if you want to do any of the following:

♦	Withdraw a value of more than $100,000;

♦	Send proceeds to a location other than the one listed on your account; or

♦	Make the proceeds payable to someone other than the Contract Owner(s).

♦

Medallion Signature Guarantee is a stamp provided by a financial institution that verifies your signature. You endorse the certificate on the back and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, security broker or dealer, credit union, or a savings association participating in the Medallion Signature Guarantee Program. A Medallion Signature Guarantee may be obtained at any national bank or brokerage firm.

♦

We will waive the Medallion Signature Guarantee requirement where payment of proceeds (not exceeding $100,000) are sent directly to a 501(c)(3) charitable organization. We may waive the Medallion Signature Guarantee requirement in other limited instances.

Partial Surrenders

Partial surrenders offer you a way to access your Accumulated Value. You may withdraw part of your Cash Surrender Value upon Written Request. Each partial surrender must be at least $200. You may not make a partial surrender if the remaining Cash Surrender Value would be less than $300. Partial surrenders are implemented by either the redemption of Accumulation Units and/or reduction in the Fixed Account balance. The

PARTIAL SURRENDERS AND SURRENDERS

partial surrender will be taken from the Subaccounts and Fixed Account according to: the ratio that the Contract’s Accumulated Value in the Subaccount or Fixed Account bears to the total Accumulated Value less any loan plus accrued interest of the Contract at the time of the partial surrender; or any other administrative option you choose that is available at the time of the partial surrender. During the first 10 Contract Years, a $25 charge will be deducted from the Accumulated Value for each partial surrender after the first one in any Contract Year. An amount withdrawn may not be repaid.

A partial surrender may have tax consequences. See Federal Tax Matters. It is important to note that if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See Federal Tax Matters.

For a Contract with Option 1 (Level Death Benefit Option):

A partial surrender will reduce your Accumulated Value, Face Amount, death benefit and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirements. If the death benefit is equal to the Face Amount at the time of the partial surrender, the amount of the reduction in the death benefit will be equal to the amount of the partial surrender. If the death benefit is greater than the Face Amount, (a) the Face Amount will be reduced by the amount (if any) by which the partial surrender amount exceeds the difference between the death benefit and the Face Amount, and (b) the new death benefit will be based on the death benefit factor, Accumulated Value, and Face Amount after the reduction.

The Face Amount remaining in effect after a partial surrender may not be less than the minimum Face Amount as defined on issue in the schedule pages of your Contract. We will not grant any request for a partial surrender that would reduce the Face Amount below this amount.

For a Contract with Option 2 (Variable Death Benefit Option):

A partial surrender will reduce the Accumulated Value, death benefit and the amount of premiums paid. Since the premiums paid are reduced, partial surrenders also affect the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. A partial surrender will not reduce the Face Amount.

Surrender

You may surrender this Contract for its Cash Surrender Value by sending a Written Request to our Service Center. If you surrender your Contract, you will receive the Accumulated Value less any decrease charge and outstanding loan balance.

A full surrender of your Contract may have tax consequences. See Federal Tax Matters.

Postponement of Payments

We typically process any surrender, partial surrender, death benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial surrender, transfer loan or on the death of the Insured whenever:

♦	the New York Stock Exchange is closed or trading is otherwise restricted;

♦	the SEC has determined that an emergency exists;

♦	the SEC requires that trading be restricted; or

♦	the SEC, by order, permits such postponement for the protection of Contract Owners.

We also may postpone any transfer from the Fixed Account or payment of any portion of the amount payable upon surrender, partial surrender or loan from the Fixed Account for not more than 6 months from the day we receive your Written Request and, if required, your Contract.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Contract Owner’s account, and thereby refuse to pay any request for transfers, partial surrenders, surrenders or death benefits. Once restricted, money is held in that account until instructions are received from the appropriate authority.

TRANSFERS

While the Insured is alive and the Contract is in force, you may transfer the Accumulated Value among the Subaccounts and Fixed Account by submitting a proper Written Request to our Service Center.

You may make twelve transfers per Contract Year without charge. There will be a $25 charge for each transfer in excess of twelve excluding any automatic transfers from the DCA Fixed Account or the Money Market Subaccount. We consider all amounts transferred on one day to be one transfer for purposes of this charge. It is not dependent upon the number of originating or destination Subaccounts.

Only one transfer may be made from the Fixed Account in each Contract Year which, if made, counts toward the twelve allowable transfers. The transfer may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed Account at the time of transfer.

Any transfer among the Subaccounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit Values. Calculations are made as of the end of the Valuation Period during which a proper transfer request is received. The minimum amount that may be transferred from a Subaccount or the Fixed Account is $50 or, the entire Accumulated Value in that Subaccount or Fixed Account, if less.

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by contract owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding subaccount.

We have adopted the following policies to combat abusive trading practices. Several different tactics are used to reduce the frequency and effect of abusive trading within the subaccounts. We may use a combination of monitoring contract owner activity and restricting contract owner transfers. When monitoring contract owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a contract owner’s Subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that Subaccount. This policy does not apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject, restrict or cancel any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading.

Dollar Cost Averaging

Your Contract provides for two different dollar cost averaging programs that allow you to have automatic

TRANSFERS

periodic transfers made to one or more Subaccounts. Dollar cost averaging is generally suitable if you are making a substantial deposit to your Contract and desire to control the risk of investing at the top of a market cycle. Either dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that your Contract’s Accumulated Value will gain in value, nor will it protect against a decline in value if market prices fall. However, it can be an effective strategy to help meet your long-term goals.

Neither dollar cost averaging program allows you to make automatic transfers to the Fixed Account or a Fixed Period Allocation. You may make a Written Request to participate in a dollar cost averaging program. The dollar cost averaging programs you may participate in are described below.

Dollar Cost Averaging from the Fixed Account.

In the application for your Contract, you may dedicate a premium of at least $1,000 to be allocated to a one-year allocation in the Fixed Account (the “DCA Fixed Account”) for automatic monthly transfers to one or more Subaccounts. The amount allocated to the DCA Fixed Account will be credited with an interest rate that will be determined when the payment is received and will be guaranteed for the duration of the one-year period.

One-twelfth of the amount you allocate to the DCA Fixed Account will be transferred to the designated Subaccounts when we allocate your initial premium, and subsequent transfers will be made on the same date each month for the next 11 months. If that date falls on a date at the end of the month like the 29th, 30th, or the 31st and the subsequent month does not have a comparable date, we will process the transfer on the last business day of the month. If the date falls on a weekend the transfer will be processed on the following business day. The amount of the transfer each month will be equal to the Accumulated Value in the DCA Fixed Account divided by the number of automatic transfers remaining. If you terminate the automatic transfers before the twelfth transfer is made, the Accumulated Value in the DCA Fixed Account will be transferred to the Thrivent Money Market Subaccount unless you request that it be transferred to a different Subaccount.

Money Market Dollar Cost Averaging.

You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to one or more other Subaccounts. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date. If you subsequently allocate additional amounts to the Thrivent Money Market Subaccount, the transfers will begin again on the schedule you set unless you terminate the Money Market Dollar Cost Averaging program. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until you notify us to discontinue the program. In order to terminate the program, we must receive a Written Request from you.

Automatic Asset Rebalancing Program

As the value of your Subaccounts changes, the distribution of Accumulated Value among those Subaccounts also changes. The Automatic Asset Rebalancing program transfers your Contract’s value among the variable investment options (this excludes the Fixed Account). You may choose to automatically rebalance your Accumulated Value in the Subaccounts periodically under the Automatic Asset Rebalancing program according to the percentage allocation you determine at the time of setting up this program.

Automatic Asset Rebalancing may be set up annually or semi-annually to begin on the date you select (however, you may not choose a date later than the 28th). Before you begin the program, you should determine your

TRANSFERS

investment goals and risk tolerance. Use of this program will not ensure any gain nor protect against any loss in overall Accumulated Value.

You can elect to participate in the program at the time of application or at a later time. To elect to participate in the program after application, we must receive a Written Request at our Service Center from you. This request will override any previous allocations you may have chosen. Rebalancing continues until you stop or change it. You can change your allocations at any time by telephone request (if you have elected this feature) or by Written Request. You can also stop or suspend the program by providing a Written Request to our Service Center. If you make additional premium payments or transfers into a Subaccount that was not previously included in the asset rebalancing program, those amounts will not be subject to rebalancing unless you revise your asset rebalancing program.

Periodic rebalancing takes into account increases and decreases in Accumulated Values in each Subaccount. Any transfers resulting from rebalancing will not incur a transfer charge.

WRITTEN AND TELEPHONE REQUESTS

Written Requests

You may exercise any of the following privileges by sending Written Request (and payment and/or evidence of insurability, if applicable):

♦	billing change;

♦	change in Death Benefit Option;

♦	increase/decrease in Face Amount;

♦	partial surrender;

♦	surrender;

♦	reinstatement;

♦	transfers;

♦	dropping/adding/modifying an additional benefit;

♦	loan;

♦	filing a death claim;

♦	selecting/changing a settlement option;

♦	change in allocation instructions;

♦	loan repayment; and

♦	Beneficiary change(s).

Most Written Requests must be made on certain approved forms. Please contact us at our Service Center to receive any form you may need to satisfy your request. Written Requests must be sent to the Service Center.

Telephone Transactions

You may perform various transactions over the telephone if we receive proper authorization from you prior to any such transaction. You may give such authorization at the time you complete your application, or later, if we receive a Written Request in Good Order from you.

We have adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name.

If several persons seek to effect telephone instructions at or about the same time, in the event of a disaster, or if our recording equipment malfunctions, it may be

WRITTEN AND TELEPHONE REQUESTS

possible that you will not be able to make a telephone transaction at that time. Should this occur, we recommend that you submit a Written Request. If due to malfunction or other circumstances, the recording of the Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction.

The telephone number for transactions is (800) 847-4836.

We reserve the right to suspend or limit telephone transactions.

We do not currently offer internet transactions capability to Contract Owners, but may do so in the future. We will notify you if we begin to offer internet transactions.

Timely Processing

We will process all requests in a timely fashion. Requests received by 3:00 p.m. Central Time (or sooner if the NYSE closes prior to 3:00 p.m.) on a Valuation Date will use the Accumulation Unit Value as of the close of business on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of business of the following Valuation Date.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive your Written Request. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Account Accumulated Value may be deferred up to six months.

LOANS

While the Insured is living and after your Contract has been in force for 60 days from the date of issue, you may, by Written Request, use your Accumulated Value as security for a loan of your Cash Surrender Value. The maximum available loan amount is an amount such that the total loan or loans will not exceed 90% (in most states) of Accumulated Value less decrease charges at the time of the loan request. For Contract loans, interest will accrue on a daily basis at a maximum annual rate of 5% on the loan balance. After the 10th Contract Year, you may borrow up to 10% of the Cash Surrender Value each year as a preferred loan. Interest will accrue on a daily basis at a maximum annual rate of 3% on any preferred loan balance. Beginning on the 10th Contract Anniversary, any existing Contract loan balance, up to 10% of Cash Surrender Value, will be automatically converted to a preferred loan and no additional preferred loan will be available that year. The maximum available preferred loan amount is further limited such that the total preferred loan amount will not exceed 60% of Accumulated Value less decrease charges at the time of the loan request.

When a loan is made, Accumulated Value will be transferred to the Loan Account to secure the loan. Accumulated Value will be transferred from the Subaccounts or Fixed Account according to the ratio that the Accumulated Value in the Subaccounts or Fixed Account bears to the total Accumulated Value less loan and loan interest; or according to any other administrative option you choose and available at the time of the loan. The amount transferred to the Loan Account will continue to be treated as part of the Contract’s Accumulated Value. An interest rate of 3% will be credited to the Loan Account.

While your Contract is in force, you may repay, at any time, all or part of your loan. All loan repayments must be in U.S. dollars drawn on a U.S. bank. We do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks.

Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan,

LOANS

we credit your Loan Account then transfer the repayment from the Loan Account to the Subaccounts and the Fixed Account. Repayments will be allocated according to your premium allocation. Total Accumulated Value does not increase as a result of a loan repayment. The longer the loan is outstanding, the greater the negative impact it will have on Accumulated Value growth.

A loan reduces your Cash Surrender Value, your Death Proceeds and the amount of premiums considered to meet the Death Benefit Guarantee Premium requirement. Depending upon investment performance of the Subaccounts and the amounts borrowed, loans may cause your Contract to lapse. If your Contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your Contract’s Death Proceeds, before exercising these privileges.

A loan may have tax consequences. See Federal Tax Matters.

CONTRACT LAPSE AND REINSTATEMENT

Lapse

Your Contract will lapse (that is, terminate without value) if:

♦	your monthly deductions are greater than your Cash Surrender Value,

♦	the Death Benefit Guarantee is not in effect, and

♦	payment of the premium required to keep the Contract in force is not received within 61 days (in most states) of notification of the Cash Surrender Value deficiency.

If the Contract lapses, you have the right to reinstate your Contract within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your Contract.

Reinstatement

You may reinstate the Contract any time within three years after it has lapsed unless it was surrendered (some states may require a longer period to be able to reinstate your Contract). To reinstate your Contract you must provide evidence of insurability that meets our standards and submit the required payment equal to or more than:

♦	the amount to cover the monthly deductions that were not made during the grace period;

♦	an amount to keep this Contract in force for at least two months, based on unit values on the date of reinstatement; and

♦	all unpaid monthly deductions existing at the end of the grace period; and

♦	repayment of any loan amount and loan interest.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your Contract will then be reinstated as of the date we approve your application for reinstatement.

If you reinstate your Contract, we will not contest the validity of the reinstated Contract after it has been in effect for two years from the date of reinstatement. We may contest the validity of the reinstated Contract based only upon statements made in the application for reinstatement.

CHARGES AND DEDUCTIONS

Charges are necessary to pay death benefits and to cover the expenses generated by issuing, distributing and administering the Contract. We may profit from one or more of the charges under the Contract. We may use these profits for any corporate purpose including our fraternal activities.

Transaction Fees

Charges Deducted from Premiums (Premium Expense Charge)

We charge a premium expense charge of 5% on all premiums. The resulting amount available after the charge is the Net Premium. We use this charge to cover the costs of sales and other expenses. We credit the Net Premium to the Subaccounts and Fixed Account according to your allocation instructions.

Decrease Charge

If you choose to surrender your Contract, reduce your Face Amount, or if the Face Amount is decreased as a result of a partial surrender or Death Benefit Option change, we will reduce your Accumulated Value by the applicable decrease charge. Decrease charges compensate us for expenses associated with underwriting, issuing and distributing the Contract. For decreases in the Face Amount or partial surrenders that result in a decrease in Face Amount during the first 10 Contract Years (or first 10 Contract Years following an increase in Face Amount), we calculate the amount of the decrease charge at the time of the reduction in Face Amount or surrender. We do not deduct this amount until the next Monthly Deduction Date or upon surrender or lapse, if earlier. We do not impose any other charges (such as mortality and expense risk charges) on the decrease charge amount during this time. Because the decrease charge is not immediately deducted, you retain the investment risk on such amount prior to deduction and will bear any investment loss and benefit from any investment gain on such amounts. We deduct the decrease charge proportionately from each of your Subaccounts and the Fixed Account. New decrease charges apply to each Face Amount increase.

The decrease charge is assessed on a per thousand basis. The amount per thousand of Face Amount varies by gender (in most states), Face Amount, risk class and Issue Age. For the first five years of the Contract, decrease charges remain level then grade to zero by the end of the 10th Contract Year. Beginning in the 11th year after the Issue Date (assuming no increases in Face Amount), the decrease charge will be zero. We list your decrease charges in your Contract.

If you increase your Contract’s Face Amount, a new decrease charge is applicable, in addition to any existing decrease charge. We list your actual decrease charges for the increased Face Amount separately on a supplementary Contract schedule. We mail the supplementary Contract schedule to you after we process the request for increase in Face Amount.

The following is an example of decrease charges for a 40-year-old male in the preferred non-tobacco risk class, $150,000 Face Amount:

Contract Year	Decrease charge per Thousand Dollars
1	$14.72
2	14.72
3	14.72
4	14.72
5	14.72
6	12.26
7	9.81
8	7.36
9	4.92
10	2.45
11	0.00

If you decrease the Face Amount while the decrease charge applies, we assess a decrease charge on a per $1,000 basis. We subtract the amount of decrease first from any previous increases in the Face Amount, starting with the most recent and then as needed from the original Face Amount.

CHARGES AND DEDUCTIONS

Surrender Charge

During the first 10 Contract Years, we charge $25 for each partial surrender after the first partial surrender each Contract Year. This charge is in addition to the amount withdrawn. The timing and treatment of this charge is similar to the decrease charge as described previously.

Transfer Charge

You may make up to twelve transfers per Contract Year from Subaccounts without charge. We charge $25 for each transfer in excess of twelve per Contract Year. This charge is deducted from the Subaccounts and the Fixed Account in proportion to the amount transferred from each. Transfers resulting from Dollar Cost Averaging, asset rebalancing and loans do not count as transfers for the purpose of assessing this charge.

Monthly Deductions from Accumulated Value

We deduct certain charges from Accumulated Value on a monthly basis. We refer to these charges as monthly deductions. Unless you instruct us otherwise, monthly deductions are deducted from each Subaccount or Fixed Account on a basis proportional to the Accumulated Value less any loan interest in the Contract. We deduct charges each month, beginning with the Contract Date (effective retroactive to the Issue Date, if different) then monthly thereafter on each Monthly Deduction Date, provided that day of the month is a Valuation Date. If that day of the month does not fall on a Valuation Date, we use the preceding Valuation Date. Because portions of the deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.

The monthly deductions consist of:

♦	the cost of insurance charge;

♦	the monthly mortality and expense risk charge;

♦	the monthly administrative charge; and

♦	charges for additional insurance benefits (riders), if any.

Cost of Insurance

We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (including Issue Age, gender (in most states), risk class, rating class, duration, and Face Amount) that would cause it to vary from Contract to Contract.

The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial Face Amount equals: the cost of insurance rate for the Insured’s age shown in your Contract, multiplied by the initial net amount at risk of your Contract divided by 1,000. Factors that affect the amount at risk include investment performance, payment of premiums, charges partial surrenders and surrenders. We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your Contract Date (effective retroactive to the Issue Date, if different).

We underwrite the applicant to determine the risk class using information provided in the application and in other sources permitted by law. The factors that we consider for underwriting include, but are not limited to:

♦	the amount of insurance applied for,

♦	the proposed Insured’s age,

♦	outcome of medical testing,

♦	reports from physicians (attending physicians’ statements); or

♦	other information such as financial information that may be required.

Based on this information, standard or preferred coverage may be offered, or if it is determined that risks for a proposed Insured are higher than would be the case for a healthy individual, the proposed Insured may receive a rating which increases cost of insurance rates or, in some cases, the proposed Insured may be declined.

CHARGES AND DEDUCTIONS

Cost of Insurance Rates

Cost of insurance rates are determined for the initial Face Amount and each increase in Face Amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality, expense and persistency experience.

Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates in the Contract. These guaranteed rates are determined based upon the Insured’s Attained Age and the applicable rate in the 1980 CSO Mortality Tables for Non-smokers and Smokers. We currently use cost of insurance rates that are generally lower than the guaranteed cost of insurance rates, and we reserve the right to raise those current rates.

Our current cost of insurance rates apply uniformly to all Insureds of the same Issue Age, duration, gender, risk class and rating within the same band. Banding refers to the Face Amount. For purposes of this charge, the Face Amount includes any increases to the Face Amount made subsequent to the initial Face Amount and also includes the amount of any term rider coverage on the Insured under this Contract. Face Amounts within increasingly higher bands will generally result in a reduced cost of insurance on a per thousand basis. Any changes in the cost of insurance rates will apply uniformly to all Insured of the same risk class within the same band. The bands for this charge are as follows:

Banded Levels

$25,000 to $99,999

$100,000 to $249,999

$250,000 to $499,999

$500,000 to $999,999

$1,000,000 and above

The cost of insurance rates generally increase as the Insured’s Attained Age increases, and they vary with the number of years the Face Amount or any increase in Face Amount has been in force. The risk class of an Insured also will affect the cost of insurance rate. Insureds in the preferred risk class generally will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The seven risk classes consist of the following:

1.	Super-Preferred, Non-Tobacco
2.	Preferred Non-Tobacco
3.	Preferred Tobacco
4.	Standard Non-Tobacco
5.	Standard Tobacco
6.	Substandard Non-Tobacco (Rated)
7.	Substandard Tobacco (Rated)

Insureds in non-tobacco risk classes will generally have a lower cost of insurance rate than similarly situated Insureds in tobacco risk classes. We use the same guidelines in determining premiums for the cost of insurance for the Contract as we would for any other life insurance Contract of similar risk class we offer.

Mortality and Expense Risk Charges

The mortality and expense risk charge is a monthly charge for risks that we assume in the Contracts. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the Contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the Contracts and operating the Variable Account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.

CHARGES AND DEDUCTIONS

The following table outlines our current annual mortality and expense risk charge that will be assessed from and based on the Accumulated Value of all of your Subaccounts: No mortality and risk expense charges are deducted from the Fixed Account. This is a tiered charge based on your Accumulated Value at the time the charge is deducted.

	Current M&E Charge		Maximum M&E Charge
	For Contract Years:
Subaccount Accumulated Value	0 to 10	More than 10 years	0 to 10	More than 10 years
• 0 up to $25,000	0.95%	0.60%	1.10%	0.90%
(monthly)	(0.07882)	(0.04986)	(0.09121)	(0.07469)
• Next $75,000	0.75	0.40	1.00	0.80
(monthly)	(0.06229)	(0.03327)	(0.08295)	(0.06642)
• $100,000 and above	0.55	0.20	0.90	0.70
(monthly)	(0.04572)	(0.01665)	(0.07469)	(0.05815)

Example:

Jane Lutheran has a four-year old Contract with an Accumulated Value of $200,000 on the day the monthly deductions are taken. She has $32,000 in the Fixed Account and the remainder in four different Subaccounts of 32,000 each. The Mortality and Expense charge applies only to the Subaccounts, so the amount on which the charge is based is $168,000 (4 x 32,000). The charge will be broken down as follows:

Total Subaccount Accumulated Value to include	Monthly Percent Charge	Monthly Mortality and Expense Charge
$25,000	0.07882%	$19.71
$75,000	0.06229%	$46.72
$68,000	0.04572%	$31.09

$168,000	Total	$97.52

The $97.52 is the monthly charge and will be taken from the Subaccounts according to their weighting as compared with the overall Subaccount value. In this case, since all four Subaccounts have the same value, 25% of the charge is $24.38 and will be taken from each Subaccount.

Administrative Charge

We deduct a charge to cover administrative costs. This charge covers such expenses as premium billing and collection, Accumulated Value calculation, transaction confirmations and periodic reports. This charge is dependent upon the Issue Age of the Insured. For Contracts we issue to Insureds whose Issue Age is from 0 to 17, we charge a monthly charge of $7.50. We charge all others $9 per month.

Rider or Additional Benefit Charge

If your Contract includes riders or additional benefits, we will deduct a monthly cost for those benefits from the Accumulated Value. Benefits include guaranteed increase option, disability waivers, applicant waiver and accidental death, term insurance rider, child term rider and spouse term insurance rider.

CHARGES AND DEDUCTIONS

Fund Charges

The value of the net assets of each Subaccount reflect the investment advisory fee and other expenses incurred by the underlying Portfolios in which the Subaccount invests. For more information on these fees and expenses, refer to the Fund prospectus and Fee Tables above.

Variation or Reduction of Charges

We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other Contract Owners. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.

FEDERAL TAX MATTERS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences, or federal estate or gift tax consequences, associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

Tax Status of the Variable Account

We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such change.

Taxation of the Contract—In General

Tax Status of the Contract

Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Services (the “IRS”) or otherwise, Thrivent Financial believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the

FEDERAL TAX MATTERS

Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent Financial, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the contract (as defined in the tax law). We expect that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contact owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Death Benefit

In general, the amount of the Death Benefit payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit proceeds are not received in a lump sum and are, instead, applied under either settlement option 2, 3 or 4, generally payments will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary’s income. If the Death Benefit proceeds are applied under settlement option 1 (Interest Income), the interest credited will be currently includible in the Beneficiary’s income.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a Contract’s Accumulated Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. If there is a full surrender of the Contract, an amount equal to the excess of the

FEDERAL TAX MATTERS

Accumulated Value over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.

As discussed below, the taxation of partial surrenders and loans from the Contract depends, in part, upon whether the Contract is considered a “modified endowment contract” (“MEC”) for federal income tax purposes. All income received from the Contract is treated as ordinary income for tax purposes.

Taxation of Contracts That Are Not MECs

Tax Treatment of Partial Surrenders from Contracts That Are Not MECs — In General

If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.

Certain Distributions Required by the Tax Law in the First 15 Contract Years

As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Accumulated Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if cash distributions are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, upon a change from one Death Benefit Option to the other, if a partial surrender is made, and in certain other instances.

Tax Treatment of Loans from Contracts That Are Not MECs

If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses when a Contract loan is outstanding, the amount of the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income.

Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.

Taxation of Contracts That Are MECs

Characterization of a Contract as a MEC

In general, a Contract will be considered a “modified endowment contract” under section 7702A of the Code (i.e., as a MEC) if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits

FEDERAL TAX MATTERS

after the payment of 7 level annual premiums. A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period will affect the application of this test. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.

Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC

If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of the investment in the Contract. Thus, partial surrenders will be includible in income to the extent the Accumulated Value exceeds the investment in the Contract. The amount of any outstanding loans, including any accrued loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.

The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts That Are Not MECs” also generally applies to Contracts which are MECs.

If the Contract Owner assigns or pledges any portion of the Accumulated Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Contract Owner’s investment in the Contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.

Penalty Tax

Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1/2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her Beneficiary, as defined in the tax law).

Aggregation of Contracts that Are MECs

All life insurance contracts which are treated as MECs and which are purchased by the same person from Thrivent Financial, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Contracts Not Owned by Individuals

In the case of life insurance contracts issued to a nonnatural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.

FEDERAL TAX MATTERS

Constructive Receipt Issues

The IRS could determine that a Contract Owner is in constructive receipt of the Accumulated Value if the Accumulated Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Accumulated Value over the investment in the contract could be includible in the Contract Owner’s income at that time.

Section 1035 Exchanges

Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance contract for another life insurance contract, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035 of the Code, you should consult your tax advisor.

Accelerated Death Benefits

If an Insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Certain exceptions apply for certain business-related contracts. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.

Amounts paid under the Accelerated Benefits Rider may, in some (but not all) circumstances, satisfy this requirement. In addition, benefits under the Accelerated Benefits Rider may be excludable from income in certain other circumstances. If you wish to receive benefits pursuant to the Accelerated Benefits Rider and have not been certified by a physician as “terminally ill,” within the meaning of the tax law, you should consult a tax advisor regarding the tax treatment of such benefits.

Actions to Ensure Compliance with the Tax Law

We believe that the maximum amount of premiums and other values that we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor the amount of premiums paid and, if the premiums paid exceed those permitted by the tax definition of life insurance, we will refund the excess premiums with interest thereon to the extent required by the Code. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.

Other Considerations

Changing the Contract Owner, exchanging the Contract, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.

ADDITIONAL BENEFITS AND RIDERS

We offer several riders or additional benefits that you can add to your Contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. We generally deduct any monthly costs for these riders from Accumulated Value as part of the monthly deduction. (See Fee Table for more information regarding rider expenses.) Your Thrivent Financial representative can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your Contract.

Accidental Death Benefit

This benefit generally provides an additional death benefit when the Insured dies from accidental bodily injury. Subject to our overall limit on accidental death benefits, you may choose the amount of coverage up to the same amount as the Face Amount of your Contract. Any accidental death benefit payable would be in addition to your basic death benefit. The charge for this rider, based on Issue Age, is a per-thousand rate multiplied by the accidental death amount.

Disability Waivers

You may choose one of two different disability waivers. Waiver of monthly deductions provides that, in the event of your qualifying disability, we will waive your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability. The charge for this rider is a percentage based on Attained Age multiplied by the amount of each monthly deduction.

Waiver of selected amount credits the amount selected at issue. The charge for this rider is a percentage based on Attained Age multiplied by the selected amount.

Applicant Waiver of Selected Amount

This benefit enables the applicant on a Contract on the life of a minor to have selected amounts credited to the Contract if the applicant becomes disabled (as described above) or dies. Amounts will be credited until the earliest of the Insured’s Attained Age 21, age 65 of the applicant or, if applicable, the date total disability ends. The charge for this benefit is a percentage based on Attained Age of the applicant and Issue Age of the Insured multiplied by the selected amount.

Guaranteed Increase Option

Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability at certain pre-defined opportunities. The charge is a per-thousand rate multiplied by the size of the guaranteed increase amount.

Child Term Life Insurance

This rider generally pays a benefit to the Beneficiary in the event of the death of a covered child of the Insured prior to the rider anniversary following the child’s 25th birthday. Conversely, in the event of the death of the Insured, the rider for any covered child will become child paid-up term insurance in force to the child’s 25th birthday. Beginning on the rider anniversary on or after the covered child’s 21st birthday, the child will have the option to purchase his or her own life Contract without having to provide evidence of insurability. The charge for this benefit is a per-thousand rate multiplied by the amount of rider coverage. The charge does not depend upon the number of children Insured.

This rider may be issued even if there are no eligible children at the time the Contract is issued. In this case, there is no charge for this rider while there are no covered children. If you notify us within 6 months of the first birth or adoption, your child, and any subsequent children, will be covered without evidence of insurability. Charges will begin six months after the date of birth or adoption.

Term Life Insurance and Spouse Term Life Insurance

These riders provide additional term life insurance. The riders are available on the life of the Insured and/or on

ADDITIONAL BENEFITS AND RIDERS

the life of the spouse of the Insured for up to 30 years. The charge for this benefit is a per-thousand cost of insurance rate multiplied by the amount of rider coverage.

Cost of Living Adjustment Benefit

This benefit annually adjusts the Face Amount of the Contract and, if elected, your premium payments to keep pace with the Consumers’ Price Index. The maximum increase is the smallest of 1) the CPI increase on a Contract Anniversary multiplied by the Face Amount rounded up to the next $100; 2) 10% of the Face Amount; and 3) $50,000. As a result of increasing the Face Amount, monthly deductions will increase. Furthermore, a new schedule of decrease charges will apply to any resulting increase in Face Amount. Any resulting increase to the Face Amount will also require a new Death Benefit Guarantee Premium amount to be determined. There is no separate charge to implement this benefit, however, by electing the benefit you should anticipate increasing costs associated with increasing your Face Amount. This benefit terminates at the earliest of the:

1)	expiration date for the rider shown on page 5-COL of the Contract;
2)	date the Contract terminates;
3)	date the Contract owner rejects an increase in Face Amount under the rider;
4)	effective date of any decrease in Face Amount;
5)	date the sum of the increases in Face Amount due to this rider equals or exceeds two times the Face Amount on the date of issue of the rider;
6)	the effective date of any increase in Face Amount that has a rated Risk Class; and
7)	the date the Contract owner gives Written Notice to cancel the rider.

Accelerated Benefits Rider

This rider pays a portion of the death benefit when requested if the Insured has a life expectancy of 12 months or less or has been in a nursing home for at least six consecutive months and is expected to remain there for the rest of his or her life. Tax consequences may result. See Federal Tax Matters.

HYPOTHETICAL ILLUSTRATIONS

The following tables illustrate how the death benefits, Accumulated Values, and Cash Surrender Values of a hypothetical Contract could vary over an extended period. They are “hypothetical” because they are based upon several assumptions about investment returns and Contract Owner characteristics. The illustrations assume hypothetical rates of return equivalent to constant gross annual rates of 0%, 6%, and 10%.

All of the Contracts illustrated include the following:

♦	Male;

♦	Preferred Class

♦	Non-tobacco;

♦	Age 40; and

♦	$225,000 Face Amount.

The six illustrations vary correspondingly as follows:

	Type of Death Benefit	Gross Annual Rate of Return
1	Level	0%
2	Variable	0%
3	Level	6%
4	Variable	6%
5	Level	10%
6	Variable	10%

The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages during these Contract Years. The illustrations assume no Contract loans or partial surrenders have been taken. The amounts would differ if unisex rates were used.

HYPOTHETICAL ILLUSTRATIONS

Gross and net returns are shown at the top of each column. The gross return represents the combined effect of investment income and realized and unrealized capital gains and losses of the Portfolios before any reduction is made for Contract, management fees and other expenses. The net return reflects the average total annual Portfolio expenses (before any applicable waivers and reimbursements) of 0.70%. Assuming current charges, gross returns of 0%, 6% and 10% are equivalent to net returns of -0.70%, 5.30% and 9.30% respectively.

All premiums are illustrated as if they were made at the beginning of the year.

The tables illustrate the cost of insurance and other charges at both current rates and the maximum rates guaranteed in the Contract. The amounts shown at the end of each Contract Year reflect a daily management fee and other expenses equivalent to an annual rate of 0.70% of the aggregate average daily net assets of the Portfolios. This hypothetical rate is representative of the average management fee plus other expenses applicable to the Portfolios in which the Subaccounts invest. This rate assumes that the Accumulated Value is allocated equally among the Subaccounts and is based on the 2006 expenses for existing Portfolios and anticipated expenses for new portfolios. Expenses may vary by Portfolio and are subject to agreements by the sponsor to waive or otherwise reimburse certain Portfolios for operating expenses that exceed certain limits. There can be no assurance that such expense reimbursement arrangements will continue in the future. The rate used in the illustrations reflects Portfolio expenses prior to any such waivers and reimbursements. Values illustrated would be higher if these reimbursements had been taken into account. The actual charge under a Contract for Portfolio expenses will depend on the actual allocation of the Accumulated Value.

The illustrations also assume the deduction of administrative, sales and mortality and expense risk charges. The illustrations reflect the fact that we do not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce the death benefits, Accumulated Values and Cash Surrender Values shown.

The following table outlines the current and maximum annual mortality and expense risk charge that is assessed based on the Accumulated Value of all of the Subaccounts on the date the charge is deducted. No mortality and risk expense charges are deducted from the Fixed Account.

	Current M&E Charge		Maximum M&E Charge
	For Contract Years:
Subaccount Accumulated Value	0 to 10	More than 10 years	0 to 10	More than 10 years
• 0 up to $25,000	0.95%	0.60%	1.10%	0.90%
(monthly)	(0.07882)	(0.04968)	(0.09121)	(0.07469)
• Next $75,000	0.75	0.40	1.00	0.80
(monthly)	(0.06229)	(0.03327)	(0.08295)	(0.06642)
• $100,000 and above	0.55	0.20	0.90	0.70
(monthly)	(0.04572)	(0.01665)	(0.07469)	(0.05815)

If you request, we will furnish a free personalized illustration reflecting the proposed Insured’s age, gender, risk class, Face Amount, Death Benefit Option, and premium amount you have requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ substantially from those shown in the following tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all assumptions on which the personalized illustration is based.

If you are considering the purchase of a variable life insurance Contract from another insurance company, you should not rely upon these tables for comparison purposes. We will furnish, upon request, a comparable illustration based on the proposed Insured Issue Age, risk class, gender, Face Amount, Death Benefit Option and premium amount requested.

HYPOTHETICAL ILLUSTRATIONS

FLEXIBLE PREMIUM VARIABLE LIFE

Hypothetical Illustration

Based on 0% Rate of Return

Issue Age:	40
Risk Class:	Preferred Non-tobacco
Death Benefit Option:	Option 1 (Level)
Face Amount:	$225,000
Sex:	Male
Annual Premiums:	$3,000

End of Contract Year	Age	0% (-0.7% net) Hypothetical Rate of Return & Maximum Charges				0% (-0.7% net) Hypothetical Rate of Return & Current Charges
		Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value	Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value
1	41	$3,000	$225,000	$2,190	$0	$3,000	$225,000	$2,194	$0
2	42	$3,000	$225,000	$4,295	$983	$3,000	$225,000	$4,325	$1,013
3	43	$3,000	$225,000	$6,341	$3,029	$3,000	$225,000	$6,393	$3,081
4	44	$3,000	$225,000	$8,304	$4,992	$3,000	$225,000	$8,408	$5,096
5	45	$3,000	$225,000	$10,188	$6,876	$3,000	$225,000	$10,376	$7,064
6	46	$3,000	$225,000	$11,993	$9,234	$3,000	$225,000	$12,298	$9,539
7	47	$3,000	$225,000	$13,696	$11,489	$3,000	$225,000	$14,181	$11,974
8	48	$3,000	$225,000	$15,326	$13,670	$3,000	$225,000	$16,027	$14,371
9	49	$3,000	$225,000	$16,860	$15,755	$3,000	$225,000	$17,836	$16,731
10	50	$3,000	$225,000	$18,299	$17,747	$3,000	$225,000	$19,608	$19,057
15	55	$3,000	$225,000	$23,974	$23,974	$3,000	$225,000	$28,347	$28,347
20	60	$3,000	$225,000	$25,695	$25,695	$3,000	$225,000	$37,162	$37,162
25	65	$3,000	$225,000	$21,036	$21,036	$3,000	$225,000	$43,751	$43,751
30	70	$3,000	$225,000	$4,898	$4,898	$3,000	$225,000	$46,807	$46,807
60	100	$0	$0	$0	$0	$0	$0	$0	$0

Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

HYPOTHETICAL ILLUSTRATIONS

FLEXIBLE PREMIUM VARIABLE LIFE

Hypothetical Illustration

Based on 0% Rate of Return

Issue Age:	40
Risk Class:	Preferred Non-tobacco
Death Benefit Option:	Option 2 (Variable)
Face Amount:	$225,000
Sex:	Male
Annual Premiums:	$3,000

End of Contract Year	Age	0% (-0.7% net) Hypothetical Rate of Return & Maximum Charges				0% (-0.7% net) Hypothetical Rate of Return & Current Charges
		Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value	Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value
1	41	$3,000	$227,185	$2,185	$0	$3,000	$227,188	$2,188	$0
2	42	$3,000	$229,277	$4,277	$965	$3,000	$229,308	$4,308	$996
3	43	$3,000	$231,306	$6,306	$2,994	$3,000	$231,360	$6,360	$3,048
4	44	$3,000	$233,245	$8,245	$4,933	$3,000	$233,351	$8,351	$5,039
5	45	$3,000	$235,097	$10,097	$6,785	$3,000	$235,290	$10,290	$6,978
6	46	$3,000	$236,862	$11,862	$9,103	$3,000	$237,177	$12,177	$9,418
7	47	$3,000	$238,515	$13,515	$11,308	$3,000	$239,019	$14,019	$11,812
8	48	$3,000	$240,086	$15,086	$13,430	$3,000	$240,819	$15,819	$14,163
9	49	$3,000	$241,548	$16,548	$15,444	$3,000	$242,575	$17,575	$16,471
10	50	$3,000	$242,905	$17,905	$17,354	$3,000	$244,290	$19,290	$18,739
15	55	$3,000	$247,924	$22,924	$23,924	$3,000	$252,630	$27,630	$27,630
20	60	$3,000	$248,433	$23,433	$23,433	$3,000	$260,995	$35,995	$35,995
25	65	$3,000	$241,939	$16,939	$16,939	$3,000	$266,611	$41,611	$41,611
30	70	$0	$0	$0	$0	$3,000	$267,754	$42,754	$42,754
60	100	$0	$0	$0	$0	$0	$0	$0	$0

Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

HYPOTHETICAL ILLUSTRATIONS

FLEXIBLE PREMIUM VARIABLE LIFE

Hypothetical Illustration

Based on 6% Rate of Return

Issue Age:	40
Risk Class:	Preferred Non-tobacco
Death Benefit Option:	Option 1 (Level)
Face Amount:	$225,000
Sex:	Male
Annual Premiums:	$3,000

End of Contract Year		6% (5.3% net) Hypothetical Rate of Return & Maximum Charges				6% (5.3% net) Hypothetical Rate of Return & Current Charges
	Age	Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value	Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value
1	41	$3,000	$225,000	$2,340	$0	$3,000	$225,000	$2,344	$0
2	42	$3,000	$225,000	$4,729	$1,417	$3,000	$225,000	$4,761	$1,449
3	43	$3,000	$225,000	$7,197	$3,885	$3,000	$225,000	$7,255	$3,943
4	44	$3,000	$225,000	$9,722	$6,410	$3,000	$225,000	$9,837	$6,525
5	45	$3,000	$225,000	$12,307	$8,995	$3,000	$225,000	$12,518	$9,206
6	46	$3,000	$225,000	$14,956	$12,197	$3,000	$225,000	$15,303	$12,544
7	47	$3,000	$225,000	$17,648	$15,441	$3,000	$225,000	$18,203	$15,996
8	48	$3,000	$225,000	$20,412	$18,756	$3,000	$225,000	$21,225	$19,569
9	49	$3,000	$225,000	$23,228	$22,123	$3,000	$225,000	$24,375	$23,270
10	50	$3,000	$225,000	$26,102	$25,551	$3,000	$225,000	$27,662	$27,111
15	55	$3,000	$225,000	$41,529	$41,529	$3,000	$225,000	$47,169	$47,169
20	60	$3,000	$225,000	$57,590	$57,590	$3,000	$225,000	$72,782	$72,782
25	65	$3,000	$225,000	$72,839	$72,839	$3,000	$225,000	$104,194	$104,194
30	70	$3,000	$225,000	$84,315	$84,315	$3,000	$225,000	$143,165	$143,165
60	100	$0	$0	$0	$0	$3,000	$747,244	$747,244	$747,244

Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

HYPOTHETICAL ILLUSTRATIONS

FLEXIBLE PREMIUM VARIABLE LIFE

Hypothetical Illustration

Based on 6% Rate of Return

Issue Age:	40
Risk Class:	Preferred Non-tobacco
Death Benefit Option:	Option 2 (Variable)
Face Amount:	$225,000
Sex:	Male
Annual Premiums:	$3,000

End of Contract Year		6% (5.3% net) Hypothetical Rate of Return & Maximum Charges				6% (5.3% net) Hypothetical Rate of Return & Current Charges
	Age	Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value	Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value
1	41	$3,000	$227,334	$2,334	$0	$3,000	$227,338	$2,338	$0
2	42	$3,000	$229,710	$4,710	$1,398	$3,000	$229,742	$4,742	$1,430
3	43	$3,000	$232,157	$7,157	$3,845	$3,000	$232,216	$7,216	$3,904
4	44	$3,000	$234,651	$9,651	$6,339	$3,000	$234,769	$9,769	$6,457
5	45	$3,000	$237,194	$12,194	$8,882	$3,000	$237,411	$12,411	$9,099
6	46	$3,000	$239,786	$14,786	$12,028	$3,000	$240,146	$15,146	$12,388
7	47	$3,000	$242,404	$17,404	$15,197	$3,000	$242,985	$17,985	$15,778
8	48	$3,000	$245,076	$20,076	$18,420	$3,000	$245,933	$20,933	$19,277
9	49	$3,000	$247,776	$22,776	$21,671	$3,000	$248,994	$23,994	$22,889
10	50	$3,000	$250,506	$25,506	$24,954	$3,000	$252,177	$27,177	$26,626
15	55	$3,000	$264,575	$39,575	$39,575	$3,000	$270,833	$45,833	$45,833
20	60	$3,000	$277,324	$52,324	$52,324	$3,000	$295,091	$70,091	$70,091
25	65	$3,000	$285,185	$60,185	$60,185	$3,000	$323,257	$98,257	$98,257
30	70	$3,000	$281,349	$56,349	$56,349	$3,000	$354,365	$129,365	$129,365
60	100	$0	$0	$0	$0	$0	$0	$0	$0

Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

HYPOTHETICAL ILLUSTRATIONS

FLEXIBLE PREMIUM VARIABLE LIFE

Hypothetical Illustration

Based on 10% Rate of Return

Issue Age:	40
Risk Class:	Preferred Non-tobacco
Death Benefit Option:	Option 1 (Level)
Face Amount:	$225,000
Sex:	Male
Annual Premiums:	$3,000

End of Contract Year	Age	10% (9.3% net) Hypothetical Rate of Return & Maximum Charges				10% (9.3% net) Hypothetical Rate of Return & Current Charges
		Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value	Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value
1	41	$3,000	$225,000	$2,440	$0	$3,000	$225,000	$2,444	$0
2	42	$3,000	$225,000	$5,029	$1,717	$3,000	$225,000	$5,062	$1,750
3	43	$3,000	$225,000	$7,808	$4,496	$3,000	$225,000	$7,870	$4,558
4	44	$3,000	$225,000	$10,767	$7,455	$3,000	$225,000	$10,891	$7,579
5	45	$3,000	$225,000	$13,922	$10,610	$3,000	$225,000	$14,151	$10,839
6	46	$3,000	$225,000	$17,291	$14,533	$3,000	$225,000	$17,670	$14,912
7	47	$3,000	$225,000	$20,870	$18,662	$3,000	$225,000	$21,480	$19,272
8	48	$3,000	$225,000	$24,702	$23,046	$3,000	$225,000	$25,604	$23,948
9	49	$3,000	$225,000	$28,791	$27,686	$3,000	$225,000	$30,078	$28,973
10	50	$3,000	$225,000	$33,163	$32,611	$3,000	$225,000	$34,935	$34,384
15	55	$3,000	$225,000	$60,527	$60,527	$3,000	$225,000	$67,323	$67,323
20	60	$3,000	$225,000	$99,416	$99,416	$3,000	$225,000	$118,135	$118,135
25	65	$3,000	$225,000	$156,970	$156,970	$3,000	$239,990	$196,713	$196,713
30	70	$3,000	$285,746	$246,333	$246,333	$3,000	$368,620	$317,776	$317,776
60	100	$3,000	$2,806,486	$2,806,486	$2,806,486	$3,000	$4,366,823	$4,366,823	$4,366,823

Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

HYPOTHETICAL ILLUSTRATIONS

FLEXIBLE PREMIUM VARIABLE LIFE

Hypothetical Illustration

Based on 10% Rate of Return

Issue Age:	40
Risk Class:	Preferred Non-tobacco
Death Benefit Option:	Option 2 (Variable)
Face Amount:	$225,000
Sex:	Male
Annual Premiums:	$3,000

End of Contract Year	Age	10% (9.3% net) Hypothetical Rate of Return & Maximum Charges				10% (9.3% net) Hypothetical Rate of Return & Current Charges
		Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value	Premium Outlay	Death Benefit	Accumulated Value	Cash Surr Value
1	41	$3,000	$227,434	$2,434	$0	$3,000	$227,438	$2,438	$0
2	42	$3,000	$230,009	$5,009	$1,697	$3,000	$230,042	$5,042	$1,730
3	43	$3,000	$232,765	$7,765	$4,453	$3,000	$232,827	$7,827	$4,515
4	44	$3,000	$235,688	$10,688	$7,376	$3,000	$235,814	$10,814	$7,502
5	45	$3,000	$238,792	$13,792	$10,480	$3,000	$239,027	$14,027	$10,715
6	46	$3,000	$242,091	$17,091	$14,333	$3,000	$242,485	$17,485	$14,727
7	47	$3,000	$245,574	$20,574	$18,367	$3,000	$246,215	$21,215	$19,007
8	48	$3,000	$249,283	$24,283	$22,627	$3,000	$250,239	$25,239	$23,583
9	49	$3,000	$253,211	$28,211	$27,107	$3,000	$254,589	$29,589	$28,484
10	50	$3,000	$257,378	$32,378	$31,827	$3,000	$259,295	$34,295	$33,744
15	55	$3,000	$282,570	$57,570	$57,570	$3,000	$290,295	$65,295	$65,295
20	60	$3,000	$315,117	$90,117	$90,117	$3,000	$338,377	$113,377	$113,377
25	65	$3,000	$355,219	$130,219	$130,219	$3,000	$409,593	$184,593	$184,593
30	70	$3,000	$404,668	$175,668	$175,668	$3,000	$514,299	$289,299	$289,299
60	100	$0	$0	$0	$0	$3,000	$2,844,609	$2,619,609	$2,619,609

Values would be different from those shown above even if the actual gross annual rates of return averaged the assumed rate of return shown over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the Variable Account, and the allocations made to the Variable Account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

DISTRIBUTION

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance agent of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its agent for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for financial advisory or planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this Prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for planning and advisory services and acting as an agent of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we typically have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. We pay commissions to the financial representative ranging from 20% to 60% of the initial target premium when you purchase the contract. In addition, we pay 20% of the 2nd target premium and 10% of the 3rd target premium. Additionally, we will pay 3% on premiums that exceed the target premium. We determine the target premium, which varies by age, gender and risk classification of the insured at the time of issue as well as by the specified amount of the contract. We do not pay or withhold payment of commissions based on the Subaccounts to which you choose to allocate your premiums. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these contracts as well as

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management is involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the statement of additional information.

STATEMENT OF ADDITIONAL INFORMATION

Thrivent Financial for Lutherans and the Variable Account

Additional Information about Operation of Contracts and Registrant

Entire Contract

Beneficiaries

Assignment of Ownership

Successor Owners

Rights we Reserve

Basis of Computations

Reports to Contract Owners

Incontestability

Statements in the Application

Misstatement of Age or Gender

Suicide Exclusion

Premiums

Principal Underwriter

Standard and Poor’s Disclaimer

Independent Registered Public Accounting Firm and Financial Statements

To learn more about the Contract, you should read the Statement of Additional Information (SAI) that is incorporated by reference into this prospectus. The table of contents for the SAI appears on the last page of this prospectus. The prospectus and the SAI are available upon request. You can get these documents and more information about the Contract and the Fund free by the following means:

Written Request:

Thrivent Financial for Lutherans

Insurance Interaction Center

4321 North Ballard Road

Appleton, WI 54919-0001

E-Mail Address:

mail@thrivent.com

Toll-Free Telephone Number:

(800) 847-4836

We will furnish upon request a copy of personalized illustrations of your Contract’s death benefits, Cash Surrender Values, and Accumulated Values.

You can also review and get copies of the prospectus, SAI and annual report by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 942-8090. Reports and other information about Thrivent Variable Life Account I are available on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, DC 20549-0102.

Thrivent Variable Life Account I

SEC file number: 811-08289

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

Thrivent Financial for Lutherans®

The variable life contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

21232PR R5-07

Contract Form V-VQ-VUL(03)

THRIVENT VARIABLE LIFE ACCOUNT I

Statement of Additional Information

Dated May 1, 2007

Flexible Premium Variable Life Insurance Contract

Offered By:

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (SAI) contains additional information about the flexible premium variable life insurance contract (contract) offered by Thrivent Financial for Lutherans (Thrivent Financial) to persons eligible for membership in Thrivent Financial. This SAI is not a prospectus and should be read together with the prospectus for the contract dated May 1, 2007. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. A copy of the prospectus may be obtained at no charge by writing Thrivent Financial (attention: Thrivent Financial Service Center) at 4321 North Ballard Road, Appleton, WI 54919, or by calling (800) 847-4836.

THRIVENT FINANCIAL FOR LUTHERANS AND THE VARIABLE ACCOUNT

Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002. Prior to that date, its name was Aid Association for Lutherans.

Thrivent Variable Life Account I (the “Variable Account’) is a separate account of ours, which was established on May 8, 1997. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Entire Contract

Your entire insurance contract consists of:

•	the contract including any attached riders, endorsements or amendments;

•	the application attached to the contract, including any applications for increase in the face amount; and

•	the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the contract.

Beneficiaries

The beneficiary is the person, entity or organization you name to receive the death benefit after the insured’s death. You may name one or more beneficiaries to receive the death benefit. If no beneficiary has been named or the beneficiary does not survive the insured, the death benefit will be paid to you, the contact owner (if you are not the insured), otherwise to your estate (in accordance with applicable state law). Thrivent Financial’s bylaws list those eligible to be named beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death benefit in the following order to beneficiaries:

•	equally to the beneficiaries in the first class. If none are living, then;

•	equally to the beneficiaries in the second class. If none are living, then;

•	equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the insured, we will consider the beneficiary to have died before the insured for purposes of paying the death benefit.

You may change beneficiaries by sending a written request to our Service Center. We will give you a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request, or the date we receive your written request in good order at our Service Center if no date appears on the request. A change in beneficiary is only effective if the request was mailed or delivered to us while the insured is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations.

Assignment of Ownership

You may assign your contract by sending a written request, in good order, to our Service Center any time before the death of the insured. You may assign the contract as collateral security for a loan or other obligation. This may limit your rights to the cash value and the beneficiary’s rights to the benefit. Any contract loan obtained before an assignment is recorded at our Service Center has priority over the assignment. To assign your contract as collateral for a loan, you must send a written request to our Service Center. We will provide you with a specific form to make any assignment requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your written request, or the date we receive it in good order at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your contract, you should consider the tax implications. See “Federal Tax Matters” in the prospectus for more information.

The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your contract or any agreement for a reduction in benefits shall have priority over the interest of any owner, beneficiary or collateral assignee under the contract.

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Successor Owners

If you are the owner of the contract but you are not the insured, you should name a successor owner who will become the owner if you die before the insured. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a written request to our Service Center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your written request or the date we receive it, in good order, at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

Rights We Reserve

We may have to reject a premium if applicable law mandates such action. We may also be required to block a contract owner’s account and thereby refuse any request for transfers, partial surrenders, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Subject to applicable law, we reserve the right to make certain changes if we determine they would serve your interests or if it would be appropriate in carrying out the purposes of the contract. When it is required, we will obtain your approval or regulatory approval. Some examples of such changes we may make include, but are not limited to:

•	operating the variable account in any form allowed under the 1940 Act or in any other form allowed by law;

•	adding, deleting, combining or modifying subaccounts in the variable account;

•	restricting or eliminating any voting rights of contract owners or other persons who have voting rights as to the variable account;

•	adding, deleting or substituting, for the portfolio shares held in any subaccount, the shares of another portfolio of the Fund or the shares of another fund or any other investment allowed by law;

•	making any amendments to the contracts necessary for the contracts to comply with the provisions of the Code or any other applicable federal or state law; and

•

substituting the shares of any registered investment company for shares of any other registered investment company already purchased or to be purchased in the future by the variable account provided that the substitution has been approved by the SEC.

Basis of Computations

Minimum guaranteed cash values for the fixed account are based on the Commissioner’s 1980 Standard Ordinary Mortality Table, age at last birthday, and interest at the rate of 3%. These values equal or exceed the minimum values required by law. We filed a detailed statement explaining the manner in which we calculate cash values with the insurance department of the state or district where we delivered this contract.

Reports to Contract Owners

At least once each contract year, we will send you a report concerning the status of your contract. There is no charge for this report.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

We will send confirmation notices during the year reflecting certain contract transactions.

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Upon request, we will send you an illustration of hypothetical values for the contract. We may charge a reasonable fee for each illustration requested.

Incontestability

We will not contest the validity of the contract after it has been in effect, during the lifetime of the insured, for two years from the issue date except for any provisions granting benefits in the event of total disability. We will not contest the validity of an increase in the face amount after it has been in effect, during the lifetime of the insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the contract for more details.

Statements in the Application

Statements made in the application will be treated as representations and not warranties. We will not use any statement to void the contract or to deny a claim unless it appears in the application.

Misstatement of Age or Gender

The values of the contract are based on the insured’s age and gender (in some states). If the date of birth or gender shown on the application is incorrect, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct age or gender (in some states).

Suicide Exclusion

Generally, if the insured commits suicide within two years of the date of issue, we will not pay a death benefit but will return all premiums paid less any partial surrenders or any loans and accrued interest on loans. The period of the suicide exclusion provision becomes effective at issue and upon each increase in the face amount. If a suicide occurs within two years of the increase, only the cost of insurance for the amount of increase will be refunded.

PREMIUMS

If mandated under applicable law, we may be required to reject an initial premium. We may also be required to block a contract owner’s account and thereby refuse to pay any request for transfers, partial surrenders, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:

(1) to accept certain large premiums;

(2) to refund premiums;

(3) to refund the earnings on premiums; and

(4) to refund any necessary cash value.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc. (“Thrivent Investment Management”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is an indirect subsidiary of Thrivent Financial and a registered broker-dealer. Thrivent Investment Management is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the contracts. Contracts are distributed by financial associates of Thrivent Investment

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Management. Thrivent Investment Management is a member of the National Association of Security Dealers, Inc. (NASD), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent Financial. Thrivent Investment Management’s fiscal year operates on a calendar year basis.

Duly licensed financial associates of Thrivent Investment Management are also licensed by state insurance departments to sell the contracts as registered representatives. Thrivent Investment Management may execute selling agreements with other broker-dealer firms to sell the contracts. In addition, we may retain other firms to serve as principal underwriters of the contracts. We offer the contracts in all states where it is authorized to do so.

Thrivent Investment Management will pay the financial associates commissions and other distribution compensation on the sale of the contracts. This will not result in any charge to you in addition to the charges already described in this prospectus. Thrivent Investment Management pays financial associates a commission of up to 60% of target premium in the first year, up to 20% of the target premium in year two and up to 10% of target premium in year three. In addition to direct compensation, financial associates may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements. We intend to recoup commissions and other sales expenses through fees and charges imposed under the contract. Commissions paid on the contract, including other incentives or payments, are not charged directly to the owners of the variable account.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management retained $0.

2004	2005	2006
$4,337,506	$6,948,339	$7,479,255

STANDARD AND POOR’S DISCLAIMER

The contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the contracts or any member of the public regarding the advisability of investing in securities generally or in the contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the contract or the timing of the issuance or sale of the contracts or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

5

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The financial statements of Thrivent Variable Life Account I (Series 2003) at December 31, 2006 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Thrivent Financial at December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the contracts. The value of the interests of owners and beneficiaries under the contracts are affected primarily by the investment results of the subaccounts of the variable accounts.

6

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (Thrivent Financial) as of December 31, 2006 and 2005, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Financial’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2006 and 2005, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 6, 2007

7

Thrivent Financial for Lutherans

Consolidated Balance Sheets

as of December 31, 2006 and 2005

(in millions)

	2006	2005
Assets
Fixed maturity securities, at fair value	$29,609	$30,427
Equity securities, at fair value	1,335	1,046
Mortgage loans	7,135	6,748
Contract loans	1,240	1,238
Short-term investments	1,964	2,089
Amounts due from brokers	151	20
Other investments	853	754

Total investments	42,287	42,322

Cash and cash equivalents	1,008	1,084
Accrued investment income	378	382
Receivables	205	147
Deferred acquisition costs	2,170	2,146
Property and equipment, net	142	146
Other assets	22	20
Assets held in separate accounts	12,738	11,251

Total Assets	$58,950	$57,498

Liabilities
Future contract benefits	$13,132	$12,556
Contractholder funds	22,684	23,308
Unpaid claims and claim expenses	196	208
Amounts due to brokers	1,074	1,207
Securities lending obligation	1,711	1,936
Other liabilities	551	610
Liabilities related to separate accounts	12,738	11,251

Total Liabilities	52,086	51,076

Members’ Equity
Retained earnings	6,600	6,088
Accumulated other comprehensive income	264	334

Total Members’ Equity	6,864	6,422

Total Liabilities and Members’ Equity	$58,950	$57,498

The accompanying notes are an integral part of these consolidated financial statements.

8

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2006, 2005 and 2004

(in millions)

	2006	2005	2004
Revenues
Premiums	$1,256	$1,220	$1,217
Net investment income	2,265	2,250	2,194
Realized investment gains, net	117	83	269
Contract charges	624	600	569
Other revenue	271	244	220

Total Revenues	4,533	4,397	4,469

Benefits and Expenses
Contract claims and other benefits	1,167	1,119	1,031
Increase in contract reserves	523	602	660
Interest credited	1,025	998	1,013
Dividends to members	256	250	251

Total benefits	2,971	2,969	2,955

Underwriting, acquisition and insurance expenses	647	566	653
Amortization of deferred acquisition costs	218	196	225
Fraternal benefits and expenses	185	168	148

Total expenses	1,050	930	1,026

Total Benefits and Expenses	4,021	3,899	3,981

Net Income	$512	$498	$488

The accompanying notes are an integral part of these consolidated financial statements.

9

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2006, 2005 and 2004

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income(Loss)	Total
Balance as of January 1, 2004	$5,102	$1,166	$6,268
Comprehensive Income:
Net income	488	—	488
Other comprehensive loss	—	(110)	(110)

Total comprehensive income			378

Balance as of December 31, 2004	5,590	1,056	6,646
Comprehensive Loss:
Net income	498	—	498
Other comprehensive loss	—	(722)	(722)

Total comprehensive loss			(224)

Balance as of December 31, 2005	6,088	334	6,422
Comprehensive Income:
Net income	512	—	512
Other comprehensive loss	—	(70)	(70)

Total comprehensive income			442

Balance as of December 31, 2006	$6,600	$264	$6,864

The accompanying notes are an integral part of these consolidated financial statements.

10

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2006, 2005 and 2004

(in millions)

	2006	2005	2004
Operating Activities
Net income	$512	$498	$488
Adjustments to reconcile net income to net cash provided by operating activities:
Change in contract liabilities and accruals	564	620	588
Change in contractholder funds	315	574	(53)
Change in deferred acquisition costs	11	(21)	(16)
Realized investment (gains) losses, net	(117)	(83)	(269)
Changes in other assets and liabilities	(2)	(28)	99

Net Cash Provided by Operating Activities	1,283	1,560	837

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	10,433	11,524	12,363
Cost of fixed maturity securities acquired	(10,141)	(10,742)	(13,566)
Proceeds from sales of equity securities	1,360	797	1,572
Cost of equity securities acquired	(1,430)	(919)	(1,187)
Proceeds from mortgage loans sold, matured or repaid	864	983	770
Cost of mortgage loans acquired	(1,238)	(1,676)	(915)
Sales (purchases) of fixed maturity securities under mortgage roll program, net	309	(816)	(614)
Contract loans repaid (issued), net	(2)	9	9
Sales (purchases) of short-term investments, net	125	311	(1,958)
Change in collateral held for securities lending	(225)	(353)	2,289
Other, net	(474)	(395)	(827)

Net Cash Used in Investing Activities	(419)	(1,277)	(2,064)

Financing Activities
Universal life and investment contract receipts	1,398	1,522	1,638
Universal life and investment contract withdrawals	(2,338)	(1,924)	(959)

Net Cash Provided by (Used in) Financing Activities	(940)	(402)	679

Net Change in Cash and Cash Equivalents	(76)	(119)	(548)
Cash and Cash Equivalents, Beginning of Year	1,084	1,203	1,751

Cash and Cash Equivalents, End of Year	$1,008	$1,084	$1,203

The accompanying notes are an integral part of these consolidated financial statements.

11

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2006, 2005 and 2004

Note 1.    Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as mutual funds and banking and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly owned subsidiaries, which include a stock life insurance company, a broker-dealer and registered investment advisor, a bank, a real estate development company, a transfer agent and a property and casualty insurance agency. All significant inter-company transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Fixed maturity securities: Investments in fixed maturity securities are classified as available for sale and carried at fair value. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities: Investments in equity securities are classified as available for sale and carried at fair value.

Mortgage loans: Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Contract loans: Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments: Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities, which is invested in an affiliated money market mutual fund; short-term government securities and corporate notes. Short-term investments have contractual maturities of twelve months or less at the time of acquisition.

12

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Investments, continued

Other investments: Other investments consist of equity limited partnerships, real estate joint ventures, derivative instruments and real estate. Real estate joint ventures and equity limited partnerships are valued using the equity basis. Derivatives are carried at fair market value. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Loaned securities: Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily and additional collateral is obtained as necessary.

Mortgage dollar roll program. Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage backed securities (MBS). MBS dollar rolls are similar to repurchase agreements, where Thrivent Financial sells a mortgage-backed security and subsequently enters into a commitment to purchase another security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $0.9 billion and $1.2 billion in the mortgage roll program outstanding as of December 31, 2006 and 2005, respectively.

Unrealized investment gains and losses: Unrealized investment gains and losses on securities classified as available for sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses: Realized investment gains and losses on sales of securities are determined using an average cost method. Thrivent Financial periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is an other-than-temporary impairment. Factors considered in the evaluation include the following: 1) Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security; 2) the financial condition of the issuer; 3) the near term prospects of the issuer; 4) the length of time of the impairment; 5) the extent of the impairment; 6) Thrivent Financial’s ability to hold the security for a period of time sufficient to allow for any anticipated recovery in the market; 7) Thrivent Financial’s intent to retain its investment in the security for a period of time sufficient to allow for any anticipated recovery in the market. Investments that are determined to be other-than-temporarily impaired are written down to fair value and the write-down is included in realized investment gains and losses in the Consolidated Statements of Operations.

Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

13

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. While separate account liability values are not guaranteed, the variable annuity products in the separate accounts include guaranteed minimum death benefits and guaranteed minimum accumulation benefits. At December 31, 2006 and 2005, reserves totaling $4 million and $3 million, respectively for these benefits have been recognized.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for nonparticipating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

14

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of approximately 1,400 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

15

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2006, 2005 and 2004 totaled $10 million, $6 million and $17 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability as of December 31, 2006 and 2005 of $35 million and $37 million, respectively.

New Accounting Standards

In November 2005, the FASB issued FASB Staff Positions (FSP) FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments. This FSP provides impairment guidance for evaluating whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. Thrivent Financial adopted this FSP effective January 1, 2006 and the adoption of this guidance did not have a material effect on the consolidated financial statements.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities is summarized as follows (in millions):

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2006
Loan-backed obligations of U.S. government corporations and agencies	$4,957	$10	$79	$4,888
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	850	12	3	859
Corporate and other bonds	18,778	419	252	18,945
Mortgage & asset-backed securities	4,974	18	75	4,917

Total fixed maturity securities	$29,559	$459	$409	$29,609

December 31, 2005
Loan-backed obligations of U.S. government corporations and agencies	$5,309	$14	$79	$5,244
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	987	20	5	1,002
Corporate and other bonds	18,981	565	194	19,352
Mortgage & asset-backed securities	4,904	15	90	4,829

Total fixed maturity securities	$30,181	$614	$368	$30,427

16

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2006 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. government corporations and agencies	88	$3,050	$69	12	$1,110	$10
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	8	263	2	28	148	1
Corporate and other bonds	1,108	7,101	208	332	2,004	44
Mortgage & asset-backed securities	198	3,400	71	36	348	4

Total fixed maturity securities	1,402	$13,814	$350	408	$3,610	$59

As of December 31, 2006, gross unrealized losses on fixed maturity securities totaled $409 million comprising 1,810 issuers. Of this amount, $59 million, comprised of 408 issuers, was in the greater than twelve month category. The average unrealized loss per security is $0.2 million at December 31, 2006 and the unrealized loss is primarily due to changes in interest rates subsequent to purchase of the security. Based on Thrivent Financial’s review of these securities, none of the fixed maturity securities with unrealized losses were considered other than temporarily impaired.

The amortized cost and fair value of fixed maturity securities by contractual maturity as of December 31, 2006 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$748	$752
Due after one year through five years	6,112	6,172
Due after five years through ten years	8,492	8,478
Due after ten years	4,276	4,402
Loan-backed obligations of U.S. government corporations and agencies	4,957	4,888
Mortgage and asset-backed securities	4,974	4,917

Total fixed maturity securities	$29,559	$29,609

17

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities as of December 31, are summarized as follows (in millions):

	2006	2005
Cost	$1,115	$862
Gross unrealized gains	244	214
Gross unrealized losses	(24)	(30)

Fair value	$1,335	$1,046

Included in the equities securities balances discussed above is approximately $51 million and $57 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2006 and 2005, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2006 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Equity securities	142	$225	$23	23	$19	$1

As of December 31, 2006, gross unrealized losses on equity securities totaled $24 million comprising 165 issuers. Of this amount, $1 million, comprised of 23 issuers, was in the greater than twelve month category. Based on Thrivent Financial’s review of these securities, none of the equity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31, were as follows (in millions):

	2006	2005
Commercial	$5,973	$5,651
Church	882	824
Non-commercial	313	305

	7,168	6,780

Allowance for credit losses	(33)	(32)

Total	$7,135	$6,748

Maximum loan to value ratio for loans Issued during the year	80%	81%

18

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

The changes in the allowance for credit losses for the years ended December 31, were as follows (in millions):

	2006	2005	2004
Allowance for credit losses, beginning of year	$32	$30	$35
Net additions (reductions)	1	2	(5)

Allowance for credit losses, end of year	$33	$32	$30

Thrivent Financial does not accrue interest income on impaired mortgage loans rather income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $0.1 million, $0.2 million and $2 million during the years ended December 31, 2006, 2005 and 2004, respectively.

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as well as by property type as of December 31, were as follows:

	2006	2005
Geographic Region
Pacific	24	24%
South Atlantic	20	22
East North Central	12	13
West North Central	13	12
Mountain	10	10
Other	21	19

Total	100%	100%

Property Type
Industrial	29	30%
Office	20	18
Retail	17	17
Hotels/Motels	1	1
Apartments	7	8
Other	26	26

Total	100%	100%

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed minimum accumulation benefit feature of one of its variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

19

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

Foreign currency swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of Canadian, Australian and Euro denominated securities. The swaps convert a stream of Canadian dollar, Australian dollar or Euro payments to U.S. dollar payments. The swaps are valued at market value at each reporting period and the change in the market value is recognized in earnings. No cash is exchanged at the outset of the swaps and interest payments received are recorded as a component of net investment income.

Total rate of return swaps

Thrivent Financial utilizes total rate of return swaps to enhance the return on pools of collateralized mortgage backed securities. The swap contracts are generally three months in duration and are valued at market value at each reporting period with the change in market value recognized in earnings. No cash is exchanged at the outset of the swap and payments on the swap are exchanged monthly and recorded as a component of net investment income.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of one of its variable annuity products. Cash paid for the future contract is recorded in other invested assets. The future contracts are valued at market value at each reporting period and the change in the market value is recognized in earnings.

Covered written call options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral which it owns. The premium received for these call options is recorded as a liability and at market value at each reporting period with the change in market value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of net investment income. During the years ended 2006, 2005 and 2004, $11 million, $12 million and $9 million, respectively, was received in call premium.

Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other invested assets. These embedded derivatives are valued at market value at each reporting period and the change in market value is recognized in earnings.

20

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

The following table summarizes the carrying value, which equals fair value, and the notional amounts of Thrivent Financial’s derivative financial instruments at December 31 (in millions):

	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
December 31, 2006

Foreign currency swaps	$—	—	$7	$72
Futures	13	13	—	—
Convertible bonds and preferred stocks	431	594	—	—

Total	$444	607	$7	$72

December 31, 2005

Foreign currency swaps	$—	$—	$4	$57
Total rate of return swaps	1	100	—	—
Futures	6	6	—	—
Convertible bonds and preferred stocks	474	564	—	—

Total	$481	$670	$4	$57

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices, or financial and other indices.

Investment Income

Investment income by type of investment for the years ended December 31, is summarized as follows (in millions):

	2006	2005	2004
Fixed maturity securities	$1,612	$1,620	$1,588
Equity securities	38	36	42
Mortgage loans	468	463	434
Contract loans	87	87	87
Other invested assets	104	76	72

	2,309	2,282	2,223
Investment expenses	44	32	29

Net investment income	$2,265	$2,250	$2,194

21

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31, were as follows (in millions):

	2006	2005	2004
Net gains (losses) on sales:
Fixed maturity securities
Gross gains	$184	$187	$304
Gross losses	(169)	(160)	(148)
Equity securities
Gross gains	170	96	166
Gross losses	(60)	(37)	(57)
Other	1	—	—

	126	86	265

Provisions for losses:
Fixed maturity securities	(7)	(1)	(1)
Equity securities	—	—	—
Mortgage loans	(2)	(2)	5

	(9)	(3)	4

Realized investment gains (losses), net	$117	$83	$269

Proceeds from the sale of fixed maturity securities, net of mortgage dollar roll transactions, were $9.8 billion, $10.5 billion and $11.6 billion for the years ended December 31, 2006, 2005 and 2004, respectively.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31 are shown below (in millions):

	2006	2005
Unrealized investment gains	$257	$410
Deferred acquisition costs adjustment	5	(30)
Deferred income taxes adjustment	2	2
Minimum pension liability adjustment	—	(48)

Total	$264	$334

Other Comprehensive Income

The components of other comprehensive income (loss) for the years ended December 31 were as follows (in millions):

	2006	2005	2004
Unrealized investment gains and losses arising during the period on securities available for sale	$(35)	$(821)	$62
Reclassification adjustment for realized gains and losses included in net income	(118)	(85)	(264)
Change in deferred acquisition costs due to unrealized investment gains and losses	35	203	98
Change in deferred income taxes due to unrealized investment gains and losses	—	6	(1)
Minimum pension liability adjustment	48	(25)	(5)

Total other comprehensive loss	$(70)	$(722)	$(110)

22

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 3. Deferred Acquisition Costs

The change in deferred acquisition costs for the years ended December 31, were as follows (in millions):

	2006	2005	2004
Balance at beginning of year	$2,176	$2,155	$2,139
Capitalization of acquisition costs	207	217	241
Acquisition costs amortized	(218)	(196)	(225)

	2,165	2,176	2,155

Adjustment for unrealized investment gains and losses	5	(30)	(233)

Balance at end of year	$2,170	$2,146	$1,922

Note 4. Property and Equipment

The components of property and equipment as of December 31, were as follows (in millions):

	2006	2005
Buildings	$140	$143
Furniture and equipment	174	264
Other	26	17

	340	424
Accumulated depreciation	(198)	(278)

Property and equipment, net	$142	$146

Depreciation expense for the years ended December 31, 2006, 2005 and 2004 was $40 million, $46 million and $44 million, respectively.

Note 5. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

23

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31, were as follows (in millions):

	Retirement Plans			Other Plans
	2006	2005	2004	2006	2005	2004
Service cost	$17	$18	$19	$2	$2	$2
Interest cost	35	35	35	6	6	6
Expected return on plan assets	(47)	(47)	(44)	—	—	—
Amortization of prior service cost	(1)	(1)	(1)	(1)	(1)	(1)
Other	3	2	—	1	2	2

Periodic cost	$7	$7	$9	$8	$9	$9

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31, were as follows (in millions):

	Retirement Plans		Other Plans
	2006	2005	2006	2005
Change in projected benefit obligation:
Benefit obligation at beginning of year	$650	$611	$104	$120
Service cost	17	18	2	2
Interest cost	35	35	6	6
Actuarial (gain) loss	(31)	13	1	(17)
Benefits paid	(31)	(27)	(7)	(7)

Benefit obligation at end of year	640	650	106	104

Change in plan assets:
Fair value of plan assets at beginning of year	557	515	—	—
Actual return on plan assets	85	40	—	—
Employer contribution	22	29	7	7
Benefits paid	(31)	(27)	(7)	(7)

Fair value of plan assets at end of year	633	557	—	—

Funded status	(7)	(93)	(106)	(104)
Unrecognized net losses	45	116	34	35
Unrecognized prior service cost	(6)	(6)	(5)	(6)
Additional minimum pension liability	—	(48)	—	—

Accrued pension asset (liability) at end of year	$32	$(31)	$(77)	$(75)

Accumulated benefit obligation	$580	$588	$106	$104

24

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

	Retirement Plans		Other Benefits
	2006	2005	2006	2005
Weighted average assumptions at end of year
Discount rate	5.75%	5.50%	5.75%	5.50%
Expected return on plan assets	8.50	8.50	n/a	n/a
Rate of compensation increase	3.25	3.00	n/a	n/a

Thrivent Financial periodically evaluates the long-term earned rate assumption taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 9.5% for pre-65 and 10.5% for post-65 in 2007 trending down to 5% in 2012. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage increase in the rate would increase the 2006 total service and interest cost by $1 million and the postretirement health care benefit obligation by $12 million. In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was signed into law. The Act includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent Financial recorded the effects of the subsidy in measuring the net periodic postretirement benefit cost during 2005. This resulted in a reduction in the accumulated postretirement benefit obligation related to benefits attributed to past service of $21 million. The subsidy also resulted in a reduction in current period service costs, interest costs and amortization of actuarial experience gain of $2 million.

As of December 31, 2006, the fair value of Thrivent Financial’s retirement plan assets exceeded the accumulated benefit obligation of the plan. As a result, Thrivent Financial reduced the minimum pension liability by $48 million to zero at December 31, 2006, with a corresponding increase in accumulated other comprehensive income. As of December 31, 2005, the accumulated benefit obligation of Thrivent Financial’s retirement plan exceeded the fair value of its plan assets. As a result, Thrivent Financial accrued a minimum pension liability totaling $48 million at December 31, 2005, with a corresponding reduction in accumulated other comprehensive income.

Estimated benefit payments for the next five years are as follows: 2007—$33 million; 2008—$34 million; 2009—$35 million; 2010—$37 million; 2011—$38 million and 2012 to 2016—$231 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. In 2004, Thrivent Financial appointed a third party to oversee the investment allocation process and monitor asset performance. As pension liabilities are long-term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

25

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The investment portfolio contains a diversified portfolio of investment categories including equities and fixed income securities. Securities are also diversified in terms of domestic and international securities, short and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future. At January 1, 2004, plan assets included $75 million invested in a deposit administration contract issued by Thrivent Financial. During 2004, the investment in this deposit administration contract was redeemed and reinvested in equities and fixed income securities as authorized by the Plan.

The weighted average asset allocations as of December 31, 2006 and 2005 were as follows:

	Pension Asset Allocation		Target Allocation
	2006	2005	2006	2005
Asset Category
Equity securities	60%	65%	60%	60%
Fixed income and other securities	40	35	40	40

Total	100%	100%	100%	100%

Thrivent Financial’s expected minimum pension contribution under ERISA guidelines is estimated to be zero for 2007.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings and Thrivent Financial will match participant contributions up to six percent of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a non-contributory plan for field employees.

As of December 31, 2006 and 2005, $127 million and $132 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

For the years ended December 31, 2006, 2005 and 2004, Thrivent Financial contributed $21 million, $21 million and $24 million, respectively, to these plans.

26

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 6. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years end December 31, is summarized below (in millions):

	2006	2005	2004
Net balance at January 1	$412	$440	$339

Incurred related to:
Current year	196	204	221
Prior years	8	(60)	42

	204	144	263

Paid related to:
Current year	64	69	70
Prior years	117	103	92

	181	172	162

Net balance at December 31	$435	$412	$440

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year.

Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. During the year ended December 31, 2005, Thrivent Financial modified its assumptions regarding the timing and frequency of claim payments which resulted in a decrease to claim reserves of approximately $55 million. During the year ended December 31, 2004, Thrivent Financial updated its assumptions regarding the ultimate expected experience for claim payments, which resulted in an increase in claim reserves of approximately $47 million.

Note 7. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

27

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Reinsurance, continued

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows (in millions):

	2006	2005	2004
Direct premiums	1,296	1,253	1,247
Reinsurance ceded	(40)	(33)	(30)

Net premiums	$1,256	$1,220	$1,217

Direct contract charges	1,181	1,133	1,041
Reinsurance ceded	(15)	(14)	(10)

Net contract charges	$1,166	$1,119	$1,031

Reinsurance recoveries	$6	$6	$6

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2006 and 2005 were $153 million and $108 million, respectively.

Three reinsurance companies account for approximately 86% of the reinsurance recoverable at December 31, 2006. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Note 8. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Fixed Maturity Securities

Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities

The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

28

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Contract Loans

The carrying amounts for these instruments approximate their fair value.

Short-term Investments

The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Separate Accounts

The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities

The fair values for Thrivent Financial’s liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

The carrying value and estimated fair value of Thrivent Financial’s financial instruments as of December 31, 2006 and 2005 are as follows (in millions):

	2006		2005
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Fixed maturity securities	$29,609	$29,609	$30,427	$30,427
Equity securities	1,336	1,336	1,046	1,046
Mortgage loans	7,135	7,133	6,748	6,932
Contract loans	1,240	1,240	1,238	1,238
Short-term investments	1,964	1,964	2,089	2,089
Cash and cash equivalents	1,008	1,008	1,084	1,084
Separate account assets	12,738	12,738	11,251	11,251

Financial Liabilities:
Deferred annuities	11,722	11,633	12,625	12,525
Separate account liabilities	12,738	12,738	11,251	11,251
Other	1,869	1,869	1,869	1,869

29

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters, and other contingencies that have arisen from the normal course of business. During 2004, Thrivent Financial resolved litigation proceedings related to alleged sales practices. In 2006, Thrivent Financial set aside additional reserves to complete the settlement of issues related to this matter as well as for a product taxation matter for certain life insurance contracts. Thrivent Financial believes adequate provision has been made for any potential losses that may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on- and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price, or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates in the amount of $277 million and $354 million as of December 31, 2006 and 2005, respectively. Commitments to purchase other invested assets were $982 million and $737 million as of December 31, 2006 and 2005, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions as defined in the agreement occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $8 million, $8 million and $6 million for the years ended December 31, 2006, 2005 and 2004, respectively. Future minimum aggregate rental commitments as of December 31, 2006 for operating leases were as follows: 2007—$8 million; 2008—$5 million; 2009—$1 million; 2010—$1 million and 2011—$1 million.

Fraternal Commitment

During 2005, Thrivent Financial announced a commitment to Habitat for Humanity to help fund and build additional homes over a four year period. Thrivent Financial will provide funding of approximately $105 million over the four year period as certain milestones are achieved. This project commenced in 2006 and Thrivent Financial funded approximately $26 million of this commitment during the year ended December 31, 2006.

30

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting practices are included in the National Association of Insurance Commissioner’s Accounting Practices and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different than GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the balance sheet.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results, rather the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

31

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Summarized statutory-basis financial information as of December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004 for Thrivent Financial is as follows (in millions):

	2006	2005
Admitted assets	$52,539	$50,816

Liabilities	48,422	47,237
Surplus	4,117	3,579

Total liabilities and surplus	$52,539	$50,816

	2006	2005	2004
Gain from operations before net realized capital gains and losses	$417	$456	$221
Net realized capital gains	107	66	106

Net income	524	522	327

Total other changes	14	(3)	(116)

Net change in unassigned surplus	$538	$519	$211

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

32

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Life Account I (Series 2003) (the Account) (comprising, respectively. the Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, Technology, Partner Small Cap Growth, Partner Small Cap Value, Small Cap Stock, Small Cap Index, Mid Cap Growth, Mid Cap Growth II, Partner Mid Cap Value, Mid Cap Stock, Mid Cap Index, Partner International Stock, Partner All Cap, Large Cap Growth, Large Cap Growth II, Partner Growth Stock, Large Cap Value, Large Cap Stock, Large Cap Index, Real Estate Securities, Balanced, High Yield, Diversified Income Plus, Income, Bond Index, Limited Maturity Bond, Mortgage Securities, and Money Market Subaccounts) as of December 31, 2006, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Life Account I (Series 2003) at December 31, 2006, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 13, 2007

33

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Assets and Liabilities

As of December 31, 2006	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Assets:
Series funds, at fair value	$7,791,947	$18,700,817	$8,389,588	$1,755,729

Total Assets	7,791,947	18,700,817	8,389,588	1,755,729

Total Liabilities	—	—	—	—

Net Assets	$7,791,947	$18,700,817	$8,389,588	$1,755,729

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$7,791,947	$18,700,817	$8,389,588	$1,755,729

Net Assets	$7,791,947	$18,700,817	$8,389,588	$1,755,729

Accumulation units outstanding	598,446	1,474,272	684,152	149,300
Unit value (accumulation)	$13.02	$12.68	$12.26	$11.76

Series funds, at cost	$7,176,543	$17,147,629	$7,753,539	$1,670,018
Series funds shares owned	598,704	1,476,913	686,484	150,178

As of December 31, 2006	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Assets:
Series funds, at fair value	$747,270	$690,488	$1,815,932	$2,151,855

Total Assets	747,270	690,488	1,815,932	2,151,855

Total Liabilities	—	—	—	—

Net Assets	$747,270	$690,488	$1,815,932	$2,151,855

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$747,270	$690,488	$1,815,932	$2,151,855

Net Assets	$747,270	$690,488	$1,815,932	$2,151,855

Accumulation units outstanding	66,541	52,994	116,578	144,977
Unit value (accumulation)	$11.23	$13.03	$15.58	$14.84

Series funds, at cost	$680,624	$589,129	$1,500,872	$1,953,636
Series funds shares owned	97,421	50,840	92,803	139,457

The accompanying notes are an integral part of these financial statements

34

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Assets and Liabilities, continued

As of December 31, 2006	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Assets:
Series funds, at fair value	$1,453,702	$1,745,539	$284,609	$174,566

Total Assets	1,453,702	1,745,539	284,609	174,566

Total Liabilities	—	—	—	—

Net Assets	$1,453,702	$1,745,539	$284,609	$174,566

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$1,453,702	$1,745,539	$284,609	$174,566

Net Assets	$1,453,702	$1,745,539	$284,609	$174,566

Accumulation units outstanding	96,699	129,686	20,242	13,068
Unit value (accumulation)	$15.03	$13.46	$14.06	$13.36

Series funds, at cost	$1,245,152	$1,438,554	$242,258	$160,142
Series funds shares owned	67,457	99,227	25,029	13,368

As of December 31, 2006	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Assets:
Series funds, at fair value	$2,411,293	$1,654,158	$6,465,749	$733,747

Total Assets	2,411,293	1,654,158	6,465,749	733,747

Total Liabilities	—	—	—	—

Net Assets	$2,411,293	$1,654,158	$6,465,749	$733,747

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$2,411,293	$1,654,158	$6,465,749	$733,747

Net Assets	$2,411,293	$1,654,158	$6,465,749	$733,747

Accumulation units outstanding	155,844	115,842	404,654	47,254
Unit value (accumulation)	$15.47	$14.28	$15.98	$15.53

Series funds, at cost	$2,106,148	$1,445,457	$4,802,172	$578,068
Series funds shares owned	179,759	109,915	396,130	60,972

The accompanying notes are an integral part of these financial statements

35

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Assets and Liabilities, continued

As of December 31, 2006	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Assets:
Series funds, at fair value	$4,708,480	$299,749	$1,155,129	$3,858,155

Total Assets	4,708,480	299,749	1,155,129	3,858,155

Total Liabilities	—	—	—	—

Net Assets	$4,708,480	$299,749	$1,155,129	$3,858,155

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$4,708,480	$299,749	$1,155,129	$3,858,155

Net Assets	$4,708,480	$299,749	$1,155,129	$3,858,155

Accumulation units outstanding	382,877	24,374	87,311	266,066
Unit value (accumulation)	$12.30	$12.30	$13.23	$14.50

Series funds, at cost	$4,114,203	$264,569	$975,170	$3,189,480
Series funds shares owned	282,945	27,253	88,276	285,817

As of December 31, 2006	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Assets:
Series funds, at fair value	$3,914,578	$2,841,285	$2,142,322	$1,362,850

Total Assets	3,914,578	2,841,285	2,142,322	1,362,850

Total Liabilities	—	—	—	—

Net Assets	$3,914,578	$2,841,285	$2,142,322	$1,362,850

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$3,914,578	$2,841,285	$2,142,322	$1,362,850

Net Assets	$3,914,578	$2,841,285	$2,142,322	$1,362,850

Accumulation units outstanding	306,042	212,675	104,277	108,914
Unit value (accumulation)	$12.79	$13.36	$20.54	$12.51

Series funds, at cost	$3,397,242	$2,395,036	$1,533,014	$1,215,711
Series funds shares owned	371,286	112,204	93,415	81,261

The accompanying notes are an integral part of these financial statements

36

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Assets and Liabilities, continued

As of December 31, 2006	High Yield Subaccount	Diversified Income Plus Subaccount	Income Subaccount	Bond Index Subaccount
Assets:
Series funds, at fair value	$1,413,779	$650,654	$1,536,503	$1,021,772

Total Assets	1,413,779	650,654	1,536,503	1,021,772

Total Liabilities	—	—	—	—

Net Assets	$1,413,779	$650,654	$1,536,503	$1,021,772

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$1,413,779	$650,654	$1,536,503	$1,021,772

Net Assets	$1,413,779	$650,654	$1,536,503	$1,021,772

Accumulation units outstanding	111,883	50,920	136,046	92,523
Unit value (accumulation)	$12.64	$12.78	$11.29	$11.04

Series funds, at cost	$1,404,585	$612,186	$1,554,476	$1,034,940
Series funds shares owned	277,011	90,566	155,286	99,971

As of December 31, 2006	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Assets:
Series funds, at fair value	$2,108,913	$372,924	$1,694,762

Total Assets	2,108,913	372,924	1,694,762

Total Liabilities	—	—	—

Net Assets	$2,108,913	$372,924	$1,694,762

Net Assets Applicable to Contract Holders:
Contracts in accumulation period	$2,108,913	$372,924	$1,694,762

Net Assets	$2,108,913	$372,924	$1,694,762

Accumulation units outstanding	194,184	33,577	1,556,644
Unit value (accumulation)	$10.86	$11.11	$1.09

Series funds, at cost	$2,128,497	$377,447	$1,694,762
Series funds shares owned	212,637	38,401	1,694,762

The accompanying notes are an integral part of these financial statements

37

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Operations

For the year ended December 31, 2006	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Dividends	$4	$133	$61	$24

Net investment income (loss)	4	133	61	24

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	675	9,024	25,365	2,699
Capital gain distributions	8	—	—	—
Change in unrealized appreciation (depreciation) of investments	572,116	1,442,909	586,115	84,063

Net gain (loss) on investments	572,799	1,451,933	611,480	86,762

Net increase (decrease) in net assets resulting from operations	$572,803	$1,452,066	$611,541	$86,786

For the year ended December 31, 2006	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Dividends	$—	$—	$2,798	$1,924

Net investment income (loss)	—	—	2,798	1,924

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	7,379	4,839	21,253	7,576
Capital gain distributions	8,706	2,098	56,504	105,801
Change in unrealized appreciation (depreciation) of investments	8,539	61,748	212,710	93,268

Net gain (loss) on investments	24,624	68,685	290,467	206,645

Net increase (decrease) in net assets resulting from operations	$24,624	$68,685	$293,265	$208,569

For the year ended December 31, 2006	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Dividends	$8,600	$1,564	$376	$1,313

Net investment income (loss)	8,600	1,564	376	1,313

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	19,003	32,538	3,700	325
Capital gain distributions	31,502	—	2,362	1,568
Change in unrealized appreciation (depreciation) of investments	111,931	98,708	13,179	12,954

Net gain (loss) on investments	162,436	131,246	19,241	14,847

Net increase (decrease) in net assets resulting from operations	$171,036	$132,810	$19,617	$16,160

The accompanying notes are an integral part of these financial statements

38

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Operations, continued

For the year ended December 31, 2006	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Dividends	$6,454	$12,615	$73,163	$2,252

Net investment income (loss)	6,454	12,615	73,163	2,252

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	9,821	11,263	76,982	7,088
Capital gain distributions	133,330	55,631	—	—
Change in unrealized appreciation (depreciation) of investments	104,582	52,479	940,566	76,725

Net gain (loss) on investments	247,733	119,373	1,017,548	83,813

Net increase (decrease) in net assets resulting from operations	$254,187	$131,988	$1,090,711	$86,065

For the year ended December 31, 2006	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Dividends	$19,220	$1,369	$1,786	$33,682

Net investment income (loss)	19,220	1,369	1,786	33,682

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	28,370	1,959	11,175	21,954
Capital gain distributions	—	311	20,440	69,183
Change in unrealized appreciation (depreciation) of investments	234,544	14,880	91,919	435,286

Net gain (loss) on investments	262,914	17,150	123,534	526,423

Net increase (decrease) in net assets resulting from operations	$282,134	$18,519	$125,320	$560,105

For the year ended December 31, 2006	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Dividends	$24,568	$34,532	$24,308	$33,441

Net investment income (loss)	24,568	34,532	24,308	33,441

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	25,027	25,822	56,595	18,896
Capital gain distributions	42,992	—	73,639	—
Change in unrealized appreciation (depreciation) of investments	311,121	298,519	376,658	87,736

Net gain (loss) on investments	379,140	324,341	506,892	106,632

Net increase (decrease) in net assets resulting from operations	$403,708	$358,873	$531,200	$140,073

The accompanying notes are an integral part of these financial statements

39

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Operations, continued

For the year ended December 31, 2006	High Yield Subaccount	Diversified Income Plus Subaccount	Income Subaccount	Bond Index Subaccount
Dividends	$96,500	$15,876	$71,911	$43,667

Net investment income (loss)	96,500	15,876	71,911	43,667

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(1,871)	(843)	(5,550)	(1,849)
Capital gain distributions	—	—	7,907	—
Change in unrealized appreciation (depreciation) of investments	27,771	44,911	1,888	(2,353)

Net gain (loss) on investments	25,900	44,068	4,245	(4,202)

Net increase (decrease) in net assets resulting from operations	$122,400	$59,944	$76,156	$39,465

For the year ended December 31, 2006	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Dividends	$88,990	$16,959	$48,191

Net investment income (loss)	88,990	16,959	48,191

Net Realized and Unrealized Gain (loss) on Investments
Net realized gains (loss) on investments	(4,205)	(957)	—
Capital gain distributions	—	—	—
Change in unrealized appreciation (depreciation) of investments	4,869	279	—

Net gain (loss) on investments	664	(678)	—

Net increase (decrease) in net assets resulting from operations	$89,654	$16,281	$48,191

The accompanying notes are an integral part of these financial statements

40

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Changes in Net Assets

	Aggressive Allocation Subaccount		Moderately Aggressive Allocation Subaccount
For the years ended, except as indicated	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$4	$441	$133	$7,095
Net realized gains (loss) on investments	683	196	9,024	2,640
Change in net unrealized appreciation (depreciation) on investments	572,116	43,288	1,442,909	110,279

Net Change in Net Assets from Operations	572,803	43,925	1,452,066	120,014

Unit Transactions:
Proceeds from units issued	5,480,718	913,405	11,582,368	3,383,995
Death benefits	—	—	(21,012)	—
Surrenders and terminations	(14,694)	(2)	(22,303)	(11)
Policy loans	(35,807)	(3,554)	(51,535)	—
Cost of insurance and administrative charges	(894,481)	(96,000)	(1,560,419)	(202,768)
Transfers between subaccounts	1,497,920	369,867	3,275,035	848,128
Mortality and expense risk charges	(39,415)	(2,738)	(94,269)	(8,472)

Net Change in Net Assets from Unit Transactions	5,994,241	1,180,978	13,107,865	4,020,872

Net Change in Net Assets	6,567,044	1,224,903	14,559,931	4,140,886

Net Assets Beginning of Period	1,224,903	—	4,140,886	—

Net Assets End of Period	$7,791,947	$1,224,903	$18,700,817	$4,140,886

	Moderate Allocation Subaccount		Moderately Conservative Allocation Subaccount
For the years ended, except as indicated	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$61	$6,245	$24	$669
Net realized gains (loss) on investments	25,365	136	2,699	186
Change in net unrealized appreciation (depreciation) on investments	586,115	49,934	84,063	1,648

Net Change in Net Assets from Operations	611,541	56,315	86,786	2,503

Unit Transactions:
Proceeds from units issued	5,239,462	1,391,552	977,417	126,299
Death benefits	—	—	—	—
Surrenders and terminations	(16,677)	—	—	—
Policy loans	(42,487)	—	(232)	—
Cost of insurance and administrative charges	(581,551)	(75,776)	(69,606)	(10,397)
Transfers between subaccounts	1,346,097	508,225	649,584	293
Mortality and expense risk charges	(43,064)	(4,049)	(6,686)	(232)

Net Change in Net Assets from Unit Transactions	5,901,780	1,819,952	1,550,477	115,963

Net Change in Net Assets	6,513,321	1,876,267	1,637,263	118,466

Net Assets Beginning of Period	1,876,267	—	118,466	—

Net Assets End of Period	$8,389,588	$1,876,267	$1,755,729	$118,466

The accompanying notes are an integral part of these financial statements

Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

41

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Changes in Net Assets, continued

	Technology Subaccount		Partner Small Cap Growth Subaccount
For the years ended, except as indicated	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$—	$982	$—	$—
Net realized gains (loss) on investments	16,085	4,506	6,937	14,724
Change in net unrealized appreciation (depreciation) on investments	8,539	38,901	61,748	16,666

Net Change in Net Assets from Operations	24,624	44,389	68,685	31,390

Unit Transactions:
Proceeds from units issued	275,095	467,355	255,214	330,522
Death benefits	—	(876)	—	(695)
Surrenders and terminations	(4,697)	(588)	(2,813)	(428)
Policy loans	(1,215)	(4,727)	(2,408)	(1,494)
Cost of insurance and administrative charges	(85,072)	(79,479)	(71,276)	(62,605)
Transfers between subaccounts	(58,400)	(63,306)	(38,894)	(14,806)
Mortality and expense risk charges	(6,106)	(4,094)	(5,345)	(3,194)

Net Change in Net Assets from Unit Transactions	119,605	314,285	134,478	247,300

Net Change in Net Assets	144,229	358,674	203,163	278,690

Net Assets Beginning of Period	603,041	244,367	487,325	208,635

Net Assets End of Period	$747,270	$603,041	$690,488	$487,325

	Partner Small Cap Value Subaccount		Small Cap Stock Subaccount
For the years ended, except as indicated	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$2,798	$1,582	$1,924	$275
Net realized gains (loss) on investments	77,757	22,299	113,377	61,856
Change in net unrealized appreciation (depreciation) on investments	212,710	50,186	93,268	49,785

Net Change in Net Assets from Operations	293,265	74,067	208,569	111,916

Unit Transactions:
Proceeds from units issued	604,254	942,902	715,406	952,195
Death benefits	(19)	(728)	—	(1,026)
Surrenders and terminations	(9,317)	(3,815)	(8,489)	(4,324)
Policy loans	(3,465)	(6,040)	(5,195)	(6,841)
Cost of insurance and administrative charges	(168,877)	(160,561)	(184,274)	(152,282)
Transfers between subaccounts	(146,894)	(53,717)	11,271	10,751
Mortality and expense risk charges	(13,180)	(8,394)	(15,888)	(8,977)

Net Change in Net Assets from Unit Transactions	262,502	709,647	512,831	789,496

Net Change in Net Assets	555,767	783,714	721,400	901,412

Net Assets Beginning of Period	1,260,165	476,451	1,430,455	529,043

Net Assets End of Period	$1,815,932	$1,260,165	$2,151,855	$1,430,455

The accompanying notes are an integral part of these financial statements

Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

42

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Changes in Net Assets, continued

	Small Cap Index Subaccount		Mid Cap Growth Subaccount
For the years ended, except as indicated	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$8,600	$4,528	$1,564	$1
Net realized gains (loss) on investments	50,505	44,194	32,538	7,263
Change in net unrealized appreciation (depreciation) on investments	111,931	28,894	98,708	140,162

Net Change in Net Assets from Operations	171,036	77,616	132,810	147,426

Unit Transactions:
Proceeds from units issued	562,359	672,496	603,508	852,421
Death benefits	(61,228)	(743)	(214)	—
Surrenders and terminations	(17,308)	(2,317)	(13,753)	(8,211)
Policy loans	(14,782)	(4,337)	(6,692)	(7,254)
Cost of insurance and administrative charges	(155,073)	(139,874)	(185,939)	(183,713)
Transfers between subaccounts	(113,335)	(59,734)	(212,558)	(38,074)
Mortality and expense risk charges	(11,757)	(7,777)	(14,345)	(9,984)

Net Change in Net Assets from Unit Transactions	188,876	457,714	170,007	605,185

Net Change in Net Assets	359,912	535,330	302,817	752,611

Net Assets Beginning of Period	1,093,790	558,460	1,442,722	690,111

Net Assets End of Period	$1,453,702	$1,093,790	$1,745,539	$1,442,722

	Mid Cap Growth II Subaccount		Partner Mid Cap Value Subaccount
For the years ended, except as indicated	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$376	$—	$1,313	$203
Net realized gains (loss) on investments	6,062	2,171	1,893	135
Change in net unrealized appreciation (depreciation) on investments	13,179	19,475	12,954	1,470

Net Change in Net Assets from Operations	19,617	21,646	16,160	1,808

Unit Transactions:
Proceeds from units issued	106,145	141,349	43,684	47,978
Death benefits	—	—	—	—
Surrenders and terminations	(955)	(361)	—	—
Policy loans	(55)	(47)	(232)	—
Cost of insurance and administrative charges	(30,578)	(28,514)	(10,321)	(1,701)
Transfers between subaccounts	(22,372)	(15,143)	66,369	11,823
Mortality and expense risk charges	(2,296)	(1,479)	(898)	(104)

Net Change in Net Assets from Unit Transactions	49,889	95,805	98,602	57,996

Net Change in Net Assets	69,506	117,451	114,762	59,804

Net Assets Beginning of Period	215,103	97,652	59,804	—

Net Assets End of Period	$284,609	$215,103	$174,566	$59,804

The accompanying notes are an integral part of these financial statements

Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

43

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Changes in Net Assets, continued

	Mid Cap Stock Subaccount		Mid Cap Index Subaccount
For the years ended, except as indicated	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$6,454	$955	$12,615	$3,992
Net realized gains (loss) on investments	143,151	30,217	66,894	28,258
Change in net unrealized appreciation (depreciation) on investments	104,582	163,837	52,479	94,234

Net Change in Net Assets from Operations	254,187	195,009	131,988	126,484

Unit Transactions:
Proceeds from units issued	752,462	1,101,570	570,515	687,819
Death benefits	—	(769)	(46,431)	(761)
Surrenders and terminations	(7,739)	(4,746)	(6,431)	(2,239)
Policy loans	(17,349)	2,060	(4,620)	(6,856)
Cost of insurance and administrative charges	(169,730)	(126,409)	(157,623)	(142,349)
Transfers between subaccounts	63,805	12,949	(34,488)	(47,763)
Mortality and expense risk charges	(16,432)	(8,648)	(12,866)	(8,430)

Net Change in Net Assets from Unit Transactions	605,017	976,007	308,056	479,421

Net Change in Net Assets	859,204	1,171,016	440,044	605,905

Net Assets Beginning of Period	1,552,089	381,073	1,214,114	608,209

Net Assets End of Period	$2,411,293	$1,552,089	$1,654,158	$1,214,114

	Partner International Stock Subaccount		Partner All Cap Subaccount
For the years ended, except as indicated	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$73,163	$23,520	$2,252	$1,104
Net realized gains (loss) on investments	76,982	6,834	7,088	1,669
Change in net unrealized appreciation (depreciation) on investments	940,566	536,191	76,725	60,453

Net Change in Net Assets from Operations	1,090,711	566,545	86,065	63,226

Unit Transactions:
Proceeds from units issued	2,023,082	3,043,342	253,874	273,606
Death benefits	(242)	(1,604)	—	—
Surrenders and terminations	(30,865)	(7,980)	(4,969)	(974)
Policy loans	(22,490)	(7,315)	(5,171)	(267)
Cost of insurance and administrative charges	(539,342)	(461,888)	(60,025)	(46,549)
Transfers between subaccounts	(740,750)	(50,341)	(95)	9,783
Mortality and expense risk charges	(47,696)	(28,670)	(5,316)	(2,986)

Net Change in Net Assets from Unit Transactions	641,697	2,485,544	178,298	232,613

Net Change in Net Assets	1,732,408	3,052,089	264,363	295,839

Net Assets Beginning of Period	4,733,341	1,681,252	469,384	173,545

Net Assets End of Period	$6,465,749	$4,733,341	$733,747	$469,384

The accompanying notes are an integral part of these financial statements

Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

44

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Changes in Net Assets, continued

	Large Cap Growth Subaccount		Large Cap Growth II Subaccount
For the years ended, except as indicated	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$19,220	$15,497	$1,369	$1,053
Net realized gains (loss) on investments	28,370	9,104	2,270	863
Change in net unrealized appreciation (depreciation) on investments	234,544	254,698	14,880	13,671

Net Change in Net Assets from Operations	282,134	279,299	18,519	15,587

Unit Transactions:
Proceeds from units issued	1,700,345	2,545,623	98,631	114,233
Death benefits	(56,351)	—	—	—
Surrenders and terminations	(31,325)	(12,276)	(44)	(899)
Policy loans	(30,740)	(8,792)	(515)	(8)
Cost of insurance and administrative charges	(461,765)	(451,527)	(23,666)	(23,602)
Transfers between subaccounts	(402,137)	(123,552)	(12,013)	1,280
Mortality and expense risk charges	(37,202)	(25,222)	(2,283)	(1,490)

Net Change in Net Assets from Unit Transactions	680,825	1,924,254	60,110	89,514

Net Change in Net Assets	962,959	2,203,553	78,629	105,101

Net Assets Beginning of Period	3,745,521	1,541,968	221,120	116,019

Net Assets End of Period	$4,708,480	$3,745,521	$299,749	$221,120

	Partner Growth Stock Subaccount		Large Cap Value Subaccount
For the years ended, except as indicated	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$1,786	$2,509	$33,682	$14,192
Net realized gains (loss) on investments	31,615	2,961	91,137	5,443
Change in net unrealized appreciation (depreciation) on investments	91,919	50,496	435,286	140,304

Net Change in Net Assets from Operations	125,320	55,966	560,105	159,939

Unit Transactions:
Proceeds from units issued	322,657	432,457	1,225,966	1,680,245
Death benefits	—	(186)	(14)	(772)
Surrenders and terminations	(8,355)	(2,083)	(20,214)	(7,255)
Policy loans	(7,512)	(1,528)	(13,995)	(5,041)
Cost of insurance and administrative charges	(87,744)	(82,179)	(303,453)	(257,690)
Transfers between subaccounts	(46,952)	25,412	(208,273)	42,739
Mortality and expense risk charges	(8,557)	(5,835)	(27,825)	(16,630)

Net Change in Net Assets from Unit Transactions	163,537	366,058	652,192	1,435,596

Net Change in Net Assets	288,857	422,024	1,212,297	1,595,535

Net Assets Beginning of Period	866,272	444,248	2,645,858	1,050,323

Net Assets End of Period	$1,155,129	$866,272	$3,858,155	$2,645,858

The accompanying notes are an integral part of these financial statements

Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

45

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Changes in Net Assets, continued

	Large Cap Stock Subaccount		Large Cap Index Subaccount
For the years ended, except as indicated	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$24,568	$13,890	$34,532	$18,871
Net realized gains (loss) on investments	68,019	17,665	25,822	5,213
Change in net unrealized appreciation (depreciation) on investments	311,121	127,627	298,519	71,842

Net Change in Net Assets from Operations	403,708	159,182	358,873	95,926

Unit Transactions:
Proceeds from units issued	1,351,895	2,230,794	969,913	1,196,623
Death benefits	(1,680)	(754)	—	(973)
Surrenders and terminations	(22,455)	(3,031)	(12,731)	(6,946)
Policy loans	(10,925)	(2,732)	(7,352)	(2,580)
Cost of insurance and administrative charges	(369,109)	(359,645)	(286,173)	(268,645)
Transfers between subaccounts	(487,252)	(149,190)	(196,396)	(31,984)
Mortality and expense risk charges	(30,715)	(20,738)	(21,637)	(14,613)

Net Change in Net Assets from Unit Transactions	429,759	1,694,704	445,624	870,882

Net Change in Net Assets	833,467	1,853,886	804,497	966,808

Net Assets Beginning of Period	3,081,111	1,227,225	2,036,788	1,069,980

Net Assets End of Period	$3,914,578	$3,081,111	$2,841,285	$2,036,788

	Real Estate Securities Subaccount		Balanced Subaccount
For the years ended, except as indicated	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$24,308	$11,521	$33,441	$15,821
Net realized gains (loss) on investments	130,234	39,617	18,896	1,557
Change in net unrealized appreciation (depreciation) on investments	376,658	118,900	87,736	30,065

Net Change in Net Assets from Operations	531,200	170,038	140,073	47,443

Unit Transactions:
Proceeds from units issued	636,645	888,305	502,354	837,036
Death benefits	(51,219)	—	(215)	—
Surrenders and terminations	(11,731)	(4,883)	(15,748)	(5,058)
Policy loans	(6,474)	(2,186)	(2,835)	(249)
Cost of insurance and administrative charges	(197,460)	(170,630)	(150,816)	(149,819)
Transfers between subaccounts	(220,999)	(62,692)	(343,834)	15,842
Mortality and expense risk charges	(16,278)	(9,986)	(11,571)	(8,550)

Net Change in Net Assets from Unit Transactions	132,484	637,928	(22,665)	689,202

Net Change in Net Assets	663,684	807,966	117,408	736,645

Net Assets Beginning of Period	1,478,638	670,672	1,245,442	508,797

Net Assets End of Period	$2,142,322	$1,478,638	$1,362,850	$1,245,442

The accompanying notes are an integral part of these financial statements

Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

46

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Changes in Net Assets, continued

	High Yield Subaccount		Diversified Income Plus Subaccount
For the years ended, except as indicated	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$96,500	$62,738	$15,876	$26,641
Net realized gains (loss) on investments	(1,871)	(540)	(843)	(164)
Change in net unrealized appreciation (depreciation) on investments	27,771	(27,924)	44,911	(12,426)

Net Change in Net Assets from Operations	122,400	34,274	59,944	14,051

Unit Transactions:
Proceeds from units issued	460,729	622,972	289,616	176,208
Death benefits	(230)	—	(26,440)	—
Surrenders and terminations	(5,624)	(952)	(5,182)	(726)
Policy loans	(1,761)	(1,195)	(637)	(256)
Cost of insurance and administrative charges	(115,810)	(107,320)	(35,218)	(39,061)
Transfers between subaccounts	(30,589)	(18,922)	(22,069)	(9,060)
Mortality and expense risk charges	(10,733)	(6,992)	(3,872)	(3,058)

Net Change in Net Assets from Unit Transactions	295,982	487,591	196,198	124,047

Net Change in Net Assets	418,382	521,865	256,142	138,098

Net Assets Beginning of Period	995,397	473,532	394,512	256,414

Net Assets End of Period	$1,413,779	$995,397	$650,654	$394,512

	Income Subaccount		Bond Index Subaccount
For the years ended, except as indicated	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$71,911	$43,514	$43,667	$27,412
Net realized gains (loss) on investments	2,357	1,973	(1,849)	(396)
Change in net unrealized appreciation (depreciation) on investments	1,888	(24,006)	(2,353)	(13,459)

Net Change in Net Assets from Operations	76,156	21,481	39,465	13,557

Unit Transactions:
Proceeds from units issued	501,050	748,576	323,546	450,641
Death benefits	(25,503)	—	—	—
Surrenders and terminations	(10,320)	(1,263)	(4,099)	(3,179)
Policy loans	(3,609)	(815)	(1,709)	(5,199)
Cost of insurance and administrative charges	(121,953)	(109,201)	(91,812)	(85,515)
Transfers between subaccounts	(101,968)	41,039	(48,506)	755
Mortality and expense risk charges	(11,994)	(8,123)	(8,123)	(5,696)

Net Change in Net Assets from Unit Transactions	225,703	670,213	169,297	351,807

Net Change in Net Assets	301,859	691,694	208,762	365,364

Net Assets Beginning of Period	1,234,644	542,950	813,010	447,646

Net Assets End of Period	$1,536,503	$1,234,644	$1,021,772	$813,010

The accompanying notes are an integral part of these financial statements

Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

47

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Statements of Changes in Net Assets, continued

	Limited Maturity Bond Subaccount		Mortgage Securities Subaccount
For the years ended, except as indicated	12/31/2006	12/31/2005	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$88,990	$52,981	$16,959	$10,955
Net realized gains (loss) on investments	(4,205)	(191)	(957)	(390)
Change in net unrealized appreciation (depreciation) on investments	4,869	(23,144)	279	(5,623)

Net Change in Net Assets from Operations	89,654	29,646	16,281	4,942

Unit Transactions:
Proceeds from units issued	672,504	982,804	120,565	174,465
Death benefits	(25,987)	—	—	—
Surrenders and terminations	(15,318)	(5,765)	(3,748)	(170)
Policy loans	(4,220)	(1,513)	(297)	(198)
Cost of insurance and administrative charges	(175,314)	(167,020)	(34,261)	(33,809)
Transfers between subaccounts	(264,824)	54,527	(12,977)	(16,457)
Mortality and expense risk charges	(17,360)	(12,521)	(3,005)	(2,189)

Net Change in Net Assets from Unit Transactions	169,481	850,512	66,277	121,642

Net Change in Net Assets	259,135	880,158	82,558	126,584

Net Assets Beginning of Period	1,849,778	969,620	290,366	163,782

Net Assets End of Period	$2,108,913	$1,849,778	$372,924	$290,366

	Money Market Subaccount
For the years ended, except as indicated	12/31/2006	12/31/2005
Operations:
Net investment income (loss)	$48,191	$21,745
Net realized gains (loss) on investments	—	—
Change in net unrealized appreciation (depreciation) on investments	—	—

Net Change in Net Assets from Operations	48,191	21,745

Unit Transactions:
Proceeds from units issued	1,320,989	1,092,718
Death benefits	(14)	—
Surrenders and terminations	(10,347)	(943)
Policy loans	(325)	(1,205)
Cost of insurance and administrative charges	(137,291)	(127,858)
Transfers between subaccounts	(498,107)	(383,363)
Mortality and expense risk charges	(9,161)	(6,533)

Net Change in Net Assets from Unit Transactions	665,744	572,816

Net Change in Net Assets	713,935	594,561

Net Assets Beginning of Period	980,827	386,266

Net Assets End of Period	$1,694,762	$980,827

The accompanying notes are an integral part of these financial statements

Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

48

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Notes to Financial Statements

As of December 31, 2006

(1) Organization

The Thrivent Variable Life Account I (Series 2003) (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account, which commenced operations on December 3, 2003, began receiving premiums in 2004, and as such only 2004, 2005 and 2006 financial statement information is contained herein. The Variable Account has 31 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation (b)	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation (b)	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation (b)	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation (b)	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Technology	Thrivent Series Fund, Inc. — Technology Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio (d)
Mid Cap Growth II	Thrivent Series Fund, Inc. — Mid Cap Growth II Portfolio
Partner Mid Cap Value (b)	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner International Stock	Thrivent Series Fund, Inc. — Partner International Stock Portfolio (c)
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Growth II	Thrivent Series Fund, Inc. — Large Cap Growth II Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Balanced	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Diversified Income Plus (a)	Thrivent Series Fund, Inc. — Diversified Income Plus
Income	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Mortgage Securities	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Formerly known as High Yield II, name change effective June 30, 2006
(b)	Since inception, April 29, 2005
(c)	Aid Association for Lutherans (AAL) Series Fund, Inc. — International Portfolio merged into the Thrivent Series Fund, Inc. — Partner International Stock Portfolio as of April 30, 2004.
(d)	Lutheran Brotherhood (LB) Series Fund, Inc. — Opportunity Growth Portfolio merged into the Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio as of April 30, 2004.

49

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Notes to Financial Statements, continued

(1) Organization, continued

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund flexible premium variable universal life insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium variable universal life insurance contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) Significant Accounting Policies

Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Other

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) Expense Charges

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial.

A per policy monthly administration charge of $7.50 for insureds whose issue age is 0 to 17 and $9 for others, which varies by risk class, sex, amount at risk, and age, is deducted as compensation for administrative and insurance expenses, respectively. A sales charge of 5.0% is deducted from each participant payment to cover sales and other expenses and to provide support for Thrivent Financials fraternal activities. The contract owner may make up to twelve transfers between investment options per certificate year, but thereafter, each transfer is subject to a $25 transfer charge. The above expenses are deducted by redeeming units of the subaccounts of the Variable Account.

50

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Notes to Financial Statements, continued

(3) Expense Charges, continued

A surrender charge is imposed in the event the contract is surrendered or the specified amount is reduced. The initial surrender charge is based on the amount per thousand of specified coverage for which the contract is issued. The amount per thousand varies by risk class, sex, and issue age. The cash value is reduced by the surrender charge. The charge decreases over the first 10 contract years to zero in the 11th contract year. The surrender charge is deducted by redeeming units of the subaccounts of the Variable Account.

A monthly charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is assessed between 0.55% and 0.95% based on accumulated value of all subaccounts and contract years. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

Additionally, during the year ended December 31, 2006, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Funds. The Funds’ advisory agreement provides for fees as a percent of the average net assets for each subaccount, as shown below. These fees are paid at the Funds level.

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.14%
Moderate Allocation	0.14%
Moderately Conservative Allocation	0.15%
Technology	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.68%
Small Cap Index	0.33%
Mid Cap Growth	0.40%
Mid Cap Growth II	0.90%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.68%
Mid Cap Index	0.35%
Partner International Stock	0.81%
Partner All Cap	0.95%
Large Cap Growth	0.40%
Large Cap Growth II	0.80%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.63%
Large Cap Index	0.30%
Real Estate Securities	0.80%
Balanced	0.32%
High Yield	0.40%
Diversified Income Plus	0.40%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

51

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Notes to Financial Statements, continued

(4) Unit Activity

Transactions in units (including transfers among subaccounts) were as follows:

	Aggressive Allocation	Moderately Aggressive Allocation	Moderate Allocation	Moderately Conservative Allocation	Technology	Partner Small Cap Growth
Units Outstanding at December 31, 2004	—	—	—	—	23,306	18,742
Units Issued	143,412	490,956	207,510	14,280	101,000	67,708
Units Redeemed	(36,385)	(121,624)	(36,892)	(3,248)	(68,855)	(44,341)

Units Outstanding at December 31, 2005	107,027	369,332	170,618	11,032	55,451	42,109
Units Issued	640,970	1,411,142	709,844	169,876	81,264	62,008
Units Redeemed	(149,551)	(306,202)	(196,310)	(31,608)	(70,174)	(51,123)

Units Outstanding at December 31, 2006	598,446	1,474,272	684,152	149,300	66,541	52,994

	Partner Small Cap Value	Small Cap Stock	Small Cap Index	Mid Cap Growth	Mid Cap Growth II	Partner Mid Cap Value
Units Outstanding at December 31, 2004	38,971	43,745	45,739	61,972	8,389	—
Units Issued	162,845	150,437	111,000	195,591	23,981	6,452
Units Redeemed	(103,526)	(85,480)	(73,271)	(141,124)	(15,755)	(1,271)

Units Outstanding at December 31, 2005	98,290	108,702	83,468	116,439	16,615	5,181
Units Issued	131,019	139,639	112,045	152,320	21,852	14,647
Units Redeemed	(112,731)	(103,364)	(98,814)	(139,073)	(18,225)	(6,760)

Units Outstanding at December 31, 2006	116,578	144,977	96,699	129,686	20,242	13,068

	Mid Cap Stock	Mid Cap Index	Partner International Stock	Partner All Cap	Large Cap Growth	Large Cap Growth II
Units Outstanding at December 31, 2004	32,505	52,543	145,376	15,272	143,202	10,787
Units Issued	158,837	113,043	518,240	55,077	471,684	31,186
Units Redeemed	(77,580)	(72,221)	(303,680)	(35,443)	(289,830)	(22,774)

Units Outstanding at December 31, 2005	113,762	93,365	359,936	34,906	325,056	19,199
Units Issued	131,941	118,513	422,964	51,286	438,256	25,070
Units Redeemed	(89,859)	(96,036)	(378,246)	(38,938)	(380,435)	(19,895)

Units Outstanding at December 31, 2006	155,844	115,842	404,654	47,254	382,877	24,374

52

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Notes to Financial Statements, continued

(4) Unit Activity, continued

	Partner Growth Stock	Large Cap Value	Large Cap Stock	Large Cap Index	Real Estate Securities	Balanced
Units Outstanding at December 31, 2004	40,405	92,032	113,116	96,782	49,611	47,072
Units Issued	101,911	299,271	422,586	235,424	160,880	159,630
Units Redeemed	(68,216)	(174,672)	(266,037)	(156,338)	(113,913)	(95,817)

Units Outstanding at December 31, 2005	74,100	216,631	269,665	175,868	96,578	110,885
Units Issued	93,346	271,949	334,587	225,560	119,958	105,466
Units Redeemed	(80,135)	(222,514)	(298,210)	(188,753)	(112,259)	(107,437)

Units Outstanding at December 31, 2006	87,311	266,066	306,042	212,675	104,277	108,914

	High Yield	Diversified Income Plus	Income	Bond Index	Limited Maturity Bond	Mortgage Securities
Units Outstanding at December 31, 2004	42,992	23,738	51,838	43,079	95,160	15,746
Units Issued	119,922	50,364	156,528	101,150	245,858	46,533
Units Redeemed	(76,034)	(38,847)	(93,136)	(67,648)	(162,940)	(34,908)

Units Outstanding at December 31, 2005	86,880	35,255	115,230	76,581	178,078	27,371
Units Issued	120,458	52,796	151,575	92,114	233,532	41,471
Units Redeemed	(95,455)	(37,131)	(130,759)	(76,172)	(217,426)	(35,265)

Units Outstanding at December 31, 2006	111,883	50,920	136,046	92,523	194,184	33,577

	Money Market
Units Outstanding at December 31, 2004	382,534
Units Issued	1,642,908
Units Redeemed	(1,081,029)

Units Outstanding at December 31, 2005	944,413
Units Issued	1,993,045
Units Redeemed	(1,380,814)

Units Outstanding at December 31, 2006	1,556,644

53

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Notes to Financial Statements, continued

(5) Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2006 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$6,005,127	$10,874
Moderately Aggressive Allocation	13,391,228	283,230
Moderate Allocation	6,317,559	415,718
Moderately Conservative Allocation	1,651,646	101,145
Technology	200,743	72,432
Partner Small Cap Growth	175,389	38,812
Partner Small Cap Value	482,764	160,960
Small Cap Stock	745,336	124,780
Small Cap Index	432,494	203,517
Mid Cap Growth	366,563	194,990
Mid Cap Growth II	84,598	31,971
Partner Mid Cap Value	110,004	8,522
Mid Cap Stock	854,146	109,345
Mid Cap Index	498,738	122,436
Partner International Stock	1,112,976	398,116
Partner All Cap	221,149	40,598
Large Cap Growth	1,082,950	382,904
Large Cap Growth II	84,491	22,702
Partner Growth Stock	307,699	121,936
Large Cap Value	950,212	195,154
Large Cap Stock	831,560	334,241
Large Cap Index	723,080	242,924
Real Estate Securities	492,686	262,254
Balanced	354,421	343,645
High Yield	506,762	114,279
Diversified Income Plus	298,345	86,272
Income	500,962	195,441
Bond Index	304,075	91,112
Limited Maturity Bond	558,664	300,194
Mortgage Securities	125,870	42,634
Money Market	1,275,451	561,516

54

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Notes to Financial Statements, continued

(6) Unit Values

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the three years in the period ended December 31, 2006, except as indicated in Note 1, follows:

Subaccount	2006	2005	2004	2003	2002
Aggressive Allocation
Units	598,446	107,027
Unit value	$13.02	$11.44
Net assets	$7,791,947	$1,224,903
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%
Investment income ratio (b)	0.00%	0.11%
Total return (c)	13.81%	14.45%

Moderately Aggressive Allocation
Units	1,474,272	369,332
Unit value	$12.68	$11.21
Net assets	$18,700,817	$4,140,886
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%
Investment income ratio (b)	0.00%	0.58%
Total return (c)	13.11%	12.12%

Moderate Allocation
Units	684,152	170,618
Unit value	$12.26	$11.00
Net assets	$8,389,588	$1,876,267
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%
Investment income ratio (b)	0.00%	1.05%
Total return (c)	11.45%	9.97%

Moderately Conservative Allocation
Units	149,300	11,032
Unit value	$11.76	$10.74
Net assets	$1,755,729	$118,466
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%
Investment income ratio (b)	0.00%	2.37%
Total return (c)	9.50%	7.39%

Technology
Units	66,541	55,451	23,306
Unit value	$11.23	$10.88	$10.49
Net assets	$747,270	$603,041	$244,367
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	0.00%	0.22%	0.00%
Total return (c)	3.22%	3.72%	3.86%

55

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2006	2005	2004	2003	2002
Partner Small Cap Growth
Units	52,994	42,109	18,742
Unit value	$13.03	$11.57	$11.13
Net assets	$690,488	$487,325	$208,635
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	0.00%	0.00%	0.00%
Total return (c)	12.62%	3.96%	10.27%

Partner Small Cap Value
Units	116,578	98,290	38,971
Unit value	$15.58	$12.82	$12.23
Net assets	$1,815,932	$1,260,165	$476,451
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	0.18%	0.17%	0.00%
Total return (c)	21.53%	4.87%	21.10%

Small Cap Stock
Units	144,977	108,702	43,745
Unit value	$14.84	$13.16	$12.09
Net assets	$2,151,855	$1,430,455	$529,043
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	0.10%	0.03%	0.00%
Total return (c)	12.77%	8.81%	19.79%

Small Cap Index
Units	96,699	83,468	45,738
Unit value	$15.03	$13.10	$12.21
Net assets	$1,453,702	$1,093,790	$558,460
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	0.65%	0.52%	0.04%
Total return (c)	14.73%	7.32%	20.94%

Mid Cap Growth
Units	129,686	116,439	61,972
Unit value	$13.46	$12.39	$11.14
Net assets	$1,745,539	$1,442,722	$690,111
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	0.10%	0.00%	0.00%
Total return (c)	8.64%	11.27%	10.30%

Mid Cap Growth II
Units	20,242	16,615	8,389
Unit value	$14.06	$12.95	$11.64
Net assets	$284,609	$215,103	$97,652
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	0.15%	0.00%	0.00%
Total return (c)	8.57%	11.22%	15.31%

56

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2006	2005	2004	2003	2002
Partner Mid Cap Value
Units	13,068	5,181
Unit value	$13.36	$11.54
Net assets	$174,566	$59,804
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%
Investment income ratio (b)	1.23%	1.18%
Total return (c)	15.77%	15.44%

Mid Cap Stock
Units	155,844	113,762	32,505
Unit value	$15.47	$13.64	$11.72
Net assets	$2,411,293	$1,552,089	$381,073
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	0.32%	0.09%	0.00%
Total return (c)	13.42%	16.37%	16.13%

Mid Cap Index
Units	115,842	93,365	52,543
Unit value	$14.28	$13.00	$11.58
Net assets	$1,654,158	$1,214,114	$608,209
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	0.86%	0.42%	0.00%
Total return (c)	9.85%	12.34%	14.66%

Partner International Stock
Units	404,654	359,936	145,376
Unit value	$15.98	$13.15	$11.56
Net assets	$6,465,749	$4,733,341	$1,681,252
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	1.32%	0.72%	0.01%
Total return (c)	21.52%	13.71%	14.55%

Partner All Cap
Units	47,254	34,906	15,272
Unit value	$15.53	$13.45	$11.36
Net assets	$733,747	$469,384	$173,545
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	0.38%	0.34%	0.00%
Total return (c)	15.46%	18.33%	12.56%

Large Cap Growth
Units	382,877	325,056	143,202
Unit value	$12.30	$11.52	$10.77
Net assets	$4,708,480	$3,745,521	$1,541,968
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	0.46%	0.55%	0.01%
Total return (c)	6.77%	7.01%	6.66%

57

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2006	2005	2004	2003	2002
Large Cap Growth II
Units	24,374	19,199	10,787
Unit value	$12.30	$11.52	$10.76
Net assets	$299,749	$221,120	$116,019
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	0.52%	0.62%	0.00%
Total return (c)	6.77%	7.08%	6.54%

Partner Growth Stock
Units	87,311	74,100	40,405
Unit value	$13.23	$11.69	$10.99
Net assets	$1,155,129	$866,272	$444,248
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	0.18%	0.38%	0.00%
Total return (c)	13.17%	6.33%	8.91%

Large Cap Value
Units	266,066	216,631	92,032
Unit value	$14.50	$12.21	$11.41
Net assets	$3,858,155	$2,645,858	$1,050,323
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	1.03%	0.74%	0.00%
Total return (c)	18.76%	7.02%	13.05%

Large Cap Stock
Units	306,042	269,665	113,116
Unit value	$12.79	$11.43	$10.85
Net assets	$3,914,578	$3,081,111	$1,227,225
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	0.70%	0.60%	0.00%
Total return (c)	11.90%	5.31%	7.47%

Large Cap Index
Units	212,675	175,868	96,782
Unit value	$13.36	$11.58	$11.06
Net assets	$2,841,285	$2,036,788	$1,069,980
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	1.44%	1.18%	0.16%
Total return (c)	15.37%	4.76%	9.51%

Real Estate Securities
Units	104,277	96,578	49,611
Unit value	$20.54	$15.31	$13.52
Net assets	$2,142,322	$1,478,638	$670,672
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	1.33%	1.04%	0.00%
Total return (c)	34.16%	13.25%	33.91%

58

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2006	2005	2004	2003	2002
Balanced
Units	108,914	110,885	47,072
Unit value	$12.51	$11.23	$10.81
Net assets	$1,362,850	$1,245,442	$508,797
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	2.62%	1.67%	0.12%
Total return (c)	11.40%	3.91%	7.07%

High Yield
Units	111,883	86,880	42,992
Unit value	$12.64	$11.46	$11.01
Net assets	$1,413,779	$995,397	$473,532
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	7.97%	8.04%	8.24%
Total return (c)	10.30%	4.02%	9.10%

Diversified Income Plus
Units	50,920	35,255	23,738
Unit value	$12.78	$11.19	$10.80
Net assets	$650,654	$394,512	$256,414
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	3.60%	7.47%	6.85%
Total return (c)	14.21%	3.60%	7.00%

Income
Units	136,046	115,230	51,838
Unit value	$11.29	$10.71	$10.47
Net assets	$1,536,503	$1,234,644	$542,950
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	5.20%	4.69%	4.40%
Total return (c)	5.42%	2.30%	3.75%

Bond Index
Units	92,523	76,581	43,079
Unit value	$11.04	$10.62	$10.39
Net assets	$1,021,772	$813,010	$447,646
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	4.71%	4.23%	4.04%
Total return (c)	3.95%	2.17%	2.93%

Limited Maturity Bond
Units	194,184	178,078	95,160
Unit value	$10.86	$10.39	$10.19
Net assets	$2,108,913	$1,849,778	$969,621
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	4.44%	3.68%	2.89%
Total return (c)	4.52%	1.94%	3.03%

59

THRIVENT VARIABLE LIFE ACCOUNT I (SERIES 2003)

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2006	2005	2004	2003	2002
Mortgage Securities
Units	33,577	27,371	15,746
Unit value	$11.11	$10.61	$10.40
Net assets	$372,924	$290,366	$163,782
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	4.97%	4.38%	4.18%
Total return (c)	4.71%	1.99%	0.93%

Money Market
Units	1,556,644	944,413	382,534
Unit value	$1.09	$1.04	$1.01
Net assets	$1,694,762	$980,827	$386,266
Ratio of expenses to net assets (a)	0.55-0.95%	0.55-0.95%	0.90%
Investment income ratio (b)	4.76%	2.97%	1.29%
Total return (c)	4.81%	2.85%	0.02%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values, except for mortality and expense charges. All other charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period or from the inception date through the end of the reporting period.

60

PART C. OTHER INFORMATION

Item 26.	Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

Exhibit Number	Name of Exhibit	Incorporated by Reference	Filed Herewith
(a)(i)	Resolution of the Board of Directors of the Depositor authorizing the establishment of the Registrant	Initial Filing dated July 10, 1997[1]

(a)(ii)	Resolution of the Board of Directors of the Depositor authorizing the name change of the Registrant to Thrivent Variable Life Account I	Post Effective Amendment #8 dated August 29, 2002[1]

(b)	Custodian Agreement	N/A

(c)(i)	Specimen of Distribution Agreement with Registered Representatives	Post-Effective Amendment #9 dated October 29, 2002[1]

(c)(ii)	Principal Underwriting Agreement	Post-Effective Amendment #3 dated April 20, 2006 [2]

(d)(i)	Specimen Flexible Premium Variable Life Insurance Contracts	Pre-Effective Amendment #1 dated December 15, 2003 [2]

(d)(ii)	Contract Riders and Endorsements	Initial Filing dated February 26, 2003[2]

(e)	Application Form	Initial Filing dated February 26, 2003[2]

(f)	Articles of Incorporation of Depositor (as amended May 21, 2002) and Bylaws of Depositor (as amended February 5, 2004)	Post-Effective Amendment #13 April 19, 2004[2]

(g)	Contract Reinsurance	Initial Filing dated February 26, 2003[2]

(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc. Dated December 15, 2003	Post-Effective Amendment #13 dated April 19, 2004[2]

(i)	Administrative Contracts	N/A

(j)	Other Material Contracts	N/A

[1]	Incorporated by reference from the specified filing for the Thrivent Variable Life Account I, File No. 333-31011.
[2]	Incorporated by reference from the specified filing for the Thrivent Variable Life Account I, File No. 333-103454.

Exhibit Number	Name of Exhibit	Incorporated by Reference	Filed Herewith
(k)	Opinion & Consent of Counsel		X

(l)	Actuarial Opinion and Consent		X

(m)	Calculation	Post-Effective Amendment #13 April 19, 2004[2]

(n)	Consent of Independent Registered Public Accounting Firm - Ernst & Young LLP		X

(o)	Omitted Financial Statements	N/A

(p)	Initial Capital Agreements	N/A

(q)	Redeemability Exemption		X

(r)

(1)    Powers of Attorney – Dr. Addie J. Butler, James M. Hushagen, F. Mark Kuhlmann, Richard C. Lundell, John P. McDaniel, Paul W. Middeke, Frank H. Moeller, Bruce J. Nicholson, Dr. Kurt M. Senske, Dr. Albert K. Siu, Allan R. Spies, Adrian M. Tocklin, Paul B. Zastrow, and Randall L. Boushek

Post-Effective Amendment No. #3 dated April 20, 2006[2]

	(2) James H. Scott		X

Item 27.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
Bruce J. Nicholson	Chairman of the Board, President and Chief Executive Officer

Dr. Addie J. Butler Community College of Philadelphia 1700 Spring Garden Street Philadelphia, PA 19130	Director

Name and Principal Business Address	Positions and Offices with Depositor
James M. Hushagen Eisenhower & Carlson 1201 Pacific Avenue, Suite 1200 Tacoma, WA 98402	Director

F. Mark Kuhlmann SSE Inc. 77 West Port Plaza, Suite 500 St. Louis, MO 63146	Director

Richard C. Lundell 7341 Dogwood Excelsior, MN 55331	Director

John P. McDaniel MedStar Health 5565 Sterrett Place Columbia, MD 21044	Director

Paul W. Middeke The Lutheran Church – Missouri Synod Worker Benefit Plans 1333 South Kirkwood Road St. Louis, MO 63122	Director

Frank H. Moeller St. David’s Community Health Foundation 811 Barton Springs, Suite 600 Austin, TX 78704	Director

James H. Scott Morgan Stanley Investment Mgt. Van Kampen Funds, Inc. 100 Front Street, Floor 12 West Conshohocken, PA 19428	Director

Name and Principal Business Address	Positions and Offices with Depositor
Dr. Kurt M. Senske Lutheran Social Services 8305 Cross Park Drive Austin, TX 78714	Director

Dr. Albert K. Siu Boston Scientific 1 Boston Scientific Place Mail Stop A6 Natick, MA 01761-1537	Director

Allan R. Spies 747 Detroit Street Denver, CO 80206	Director

Adrian M. Tocklin 4961 Bacopa Lane South, #801 St. Petersburg, FL 33715	Director

Pamela J. Moret	Executive Vice President, Strategic Planning, Marketing & Products

Jon M. Stellmacher 4321 North Ballard Road Appleton, WI 54919	Executive Vice President, Chief Administrative Officer

James A. Thomsen	Executive Vice President, Field Distribution

David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Senior Vice President, Financial Services Operations

Randall L. Boushek	Senior Vice President and Chief Financial Officer

Bradford L. Hewitt	Senior Vice President, Fraternal Operations

Timothy J. Lehman	Senior Vice President, Marketing

Jennifer H. Martin	Senior Vice President, Human Resources

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Name and Principal Business Address	Positions and Offices with Depositor
Nikki L. Sorum	Senior Vice President, Field Distribution

Russell W. Swansen	Senior Vice President – Chief Investment Officer

Marie A. Uhrich	Senior Vice President, Communications

Holly J. Morris	Senior Vice President, Chief Information Officer

Katie S. Kloster	Vice President and Rule 206(4)-7 Chief Compliance Officer

Paul B. Zastrow	Vice President and Treasurer

Item 28.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor (then Aid Association for Lutherans) in 1997, pursuant to the laws of the State of Wisconsin. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following shows the relationship of each wholly-owned direct and indirect subsidiary to Thrivent Financial. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

Parent Company		Thrivent Financial for Lutherans (Wisconsin corp.; fraternal benefit society offering financial services and products)

Holding Company		Thrivent Financial Holdings, Inc. (Delaware corp.; no independent operations)

Wholly-owned subsidiaries of Thrivent Financial Holdings, Inc.	Thrivent Investment Management Inc. (Delaware corp.; broker-dealer and investment adviser)	Thrivent Financial Bank (Federal charter; federally chartered bank)	North Meadows Investment Ltd. (Wisconsin corp.; organized for the purpose of holding and investing in real estate)

	Thrivent Service Organization, Inc. (Wisconsin corp.; general business corporation)	Thrivent Financial Investor Services Inc. (Pennsylvania corp.; transfer agent)	Thrivent Property & Casualty Insurance Agency, Inc. (Minnesota corp.; auto and homeowners insurance company)

	Thrivent Insurance Agency Inc.’ (Minnesota corp.; licensed life and health insurance agency)	Thrivent Life Insurance Company (Minnesota corp.; life insurance company)	Thrivent Financial Lifelong Resources Inc. (Minnesota corp.; engaged in educational - type programs)

Wholly-owned subsidiary of Thrivent Life Insurance Company		Thrivent Asset Management LLC (DE limited liability co.; investment adviser)

Item 29.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and Thrivent Investment Management of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management, unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Thrivent Investment Management contains a provision in which the Fund and Thrivent Investment Management mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or Thrivent Investment Management of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or Thrivent Investment Management will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

a) Other activity. Thrivent Investment Management is the principal underwriter of the contracts.

b) Management. The directors and principal officers of Thrivent Investment Management are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Positions and Offices with Underwriter
David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Director and Senior Vice President

Randall L. Boushek	Director

Jennifer R. Relien	General Counsel and Secretary

Nikki L. Sorum	Director and Senior Vice President

James A. Thomsen	Director and President

Christopher J. Kopka	Vice President and Chief Compliance Officer

Brian W. Picard 4321 North Ballard Road Appleton, WI 54919	Privacy and Anti-Money Laundering Officer

Kurt S. Tureson	Vice President, Chief Financial Officer and Treasurer

Thomas C. Schinke	Vice President

Name and Principal Business Address	Positions and Offices with Underwriter
Karl D. Anderson	Vice President

Nancy A. Jansen	Vice President

Katie S. Kloster	Vice President IC and IA Chief Compliance Officer

Knut A. Olson	Vice President
4321 North Ballard Road Appleton, WI 54919

Park G. Jarrett III	Vice President

David J. Kloster	Assistant Vice President

Kevin J. Larson	Assistant Secretary

Cynthia J. Nigbur	Assistant Secretary

Jennifer J. Pope	Assistant Secretary
4321 North Ballard Road Appleton, WI 54919

c) Not Applicable.

Item 31.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415 and 4321 North Ballard Road, Appleton, Wisconsin, 54919.

Item 32.	Management Services

Not Applicable.

Item 33.	Fee Representation

Depositor represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on this 20th day of April, 2007.

	By:	Thrivent Variable Life Account I
(Registrant)

and

Thrivent Financial for Lutherans
(Depositor, on behalf of itself and Registrant)

/s/ Bruce J. Nicholson		President and Chief Executive Officer
Bruce J. Nicholson		(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Bruce J. Nicholson	President and Chief Executive Officer
Bruce J. Nicholson	(Principal Executive Officer)

/s/ Randall L. Boushek	Senior Vice President and (Chief Financial Officer)
Randall L. Boushek

/s/ Paul B. Zastrow	Vice President and Treasurer
Paul B. Zastrow	(Principal Accounting Officer)

A majority of the Board of Directors:

Dr. Addie J. Butler	Paul W. Middeke	Dr. Albert K. Siu
James M. Hushagen	Frank H. Moeller	Allan R. Spies
F. Mark Kuhlman	Bruce J. Nicholson	Adrian M. Tocklin
Richard C. Lundell	James H. Scott
John P. McDaniel	Dr. Kurt M. Senske

*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ James M. Odland	April 20th, 2007
James M. Odland Attorney-in-Fact

INDEX TO EXHIBITS

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 26 of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit

k	Opinion & Consent of Counsel

l	Actuarial Opinion

n	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP

q	Redeemability Exemption Memorandum

r (2)	Powers of Attorney – James H. Scott